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                                                                  Exhibit 10.12

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                       BIG FLOWER RECEIVABLES MASTER TRUST
                         POOLING AND SERVICING AGREEMENT

                           dated as of March 19, 1996
                 (as amended as of April 25, 1996, June 10, 1996
                             and September 24, 1996)

                                      among

                          BFP RECEIVABLES CORPORATION,
                                 as Transferor,

                        BIG FLOWER PRESS HOLDINGS, INC.,
                                  as Servicer,

                                       and

                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                                   as Trustee

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                               TABLE OF CONTENTS

ARTICLE I  DEFINITIONS

     SECTION 1.1  Definitions..................................  1

ARTICLE II  CONVEYANCE OF ASSETS

     SECTION 2.1  Creation of the Trust; Conveyance of
                   Certain Assets..............................  1
     SECTION 2.2  Acceptance by Trustee........................  3
     SECTION 2.3  Representations and Warranties of Transferor
                   Relating to the Transferred Assets..........  3
     SECTION 2.4  No Assumption of Obligations Relating to
                   Receivables, Related Transferred Assets or
                   Contracts...................................  5
     SECTION 2.5  Conveyance of Purchased Interests............  5
     SECTION 2.6  Reconveyance of Certain Receivables..........  5

ARTICLE III  ADMINISTRATION AND SERVICING

     SECTION 3.1  Acceptance of Appointment; Other Matters.....  6
     SECTION 3.2  Duties of Servicer and Transferor............  7
     SECTION 3.3  Lockbox, Concentration and Blocked Accounts.. 11
     SECTION 3.4  Servicing Compensation....................... 14
     SECTION 3.5  Records of Servicer and Reports to be
                   Prepared by Servicer........................ 15
     SECTION 3.6  Monthly Servicer's Certificate............... 17
     SECTION 3.7  Servicing Report of Independent Public
                   Accountants; Forms 10-Q and 10-K............ 17
     SECTION 3.8  Rights of Trustee............................ 18
     SECTION 3.9  Ongoing Responsibilities of Big Flower....... 20
     SECTION 3.10  Further Action Evidencing Transfers......... 21

ARTICLE IV  RIGHTS OF CERTIFICATEHOLDERS;
            ALLOCATIONS

     SECTION 4.1  Rights of Certificateholders................. 21
     SECTION 4.2  Establishment of Transaction Accounts........ 22
     SECTION 4.3  Trust-Level Calculations and Funds
                   Allocations................................. 24
     SECTION 4.4  Investment of Funds in Transaction Accounts.. 25
     SECTION 4.5  Attachment of Transaction Accounts........... 25
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ARTICLE V  DISTRIBUTIONS AND REPORTS

ARTICLE VI  THE CERTIFICATES

     SECTION 6.1  The Certificates............................. 25
     SECTION 6.2  Authentication of Certificates............... 26
     SECTION 6.3  Registration of Transfer and Exchange of
                   Certificates................................ 27
     SECTION 6.4  Mutilated, Destroyed, Lost or Stolen
                   Certificates................................ 29
     SECTION 6.5  Persons Deemed Owners........................ 30
     SECTION 6.6  Appointment of Paying Agent.................. 30
     SECTION 6.7  Access to List of Certificateholders' Names
                   and Addresses............................... 31
     SECTION 6.8  Authenticating Agent......................... 32
     SECTION 6.9  Tax Treatment................................ 33
     SECTION 6.10  Issuance of Additional Series of
                    Certificates and Sales of Purchased
                    Interests.................................. 33
     SECTION 6.11  Book-Entry Certificates..................... 38
     SECTION 6.12  Notices to Clearing Agency.................. 43
     SECTION 6.13  Definitive Certificates..................... 43
     SECTION 6.14  Letter of Representations................... 44

ARTICLE VII  TRANSFEROR

     SECTION 7.1  Representations and Warranties of Transferor
                   Relating to Transferor and the Transaction
                   Documents................................... 44
     SECTION 7.2  Covenants of Transferor...................... 47
     SECTION 7.3  Indemnification by Transferor................ 55

ARTICLE VIII  SERVICER

     SECTION 8.1  Representations and Warranties of Servicer... 56
     SECTION 8.2  Covenants of Servicer........................ 59
     SECTION 8.3  Merger or Consolidation of, or Assumption
                   of the Obligations of, Servicer............. 59
     SECTION 8.4  Indemnification by Servicer.................. 60
     SECTION 8.5  Servicer Liability........................... 61
     SECTION 8.6  Limitation on Liability of Servicer and
                   Others...................................... 61

ARTICLE IX  EARLY AMORTIZATION EVENTS;
            TERMINATION BY SELLERS

     SECTION 9.1  Early Amortization Events.................... 62


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     SECTION 9.2  Remedies..................................... 62
     SECTION 9.3  Additional Rights Upon the Occurrence of
                   Certain Events.............................. 62
     SECTION 9.4  Termination By Sellers....................... 64

ARTICLE X  SERVICER DEFAULTS

     SECTION 10.1  Servicer Defaults........................... 64
     SECTION 10.2  Trustee to Act; Appointment of Successor.... 66
     SECTION 10.3  Notification of Servicer Default;
                    Notification of Appointment of Successor
                    Servicer................................... 68

ARTICLE XI  TRUSTEE

     SECTION 11.1  Duties of Trustee........................... 69
     SECTION 11.2  Certain Matters Affecting Trustee........... 72
     SECTION 11.3  Limitation on Liability of Trustee.......... 74
     SECTION 11.4  Trustee May Deal with Other Parties......... 75
     SECTION 11.5  Servicer To Pay Trustee's Fees and Expenses. 76
     SECTION 11.6  Eligibility Requirements for Trustee........ 76
     SECTION 11.7  Resignation or Removal of Trustee........... 77
     SECTION 11.8  Successor Trustee........................... 78
     SECTION 11.9  Merger or Consolidation of Trustee.......... 78
     SECTION 11.10  Appointment of Co-Trustee or Separate
                    Trustee.................................... 79
     SECTION 11.11  Tax Returns................................ 80
     SECTION 11.12  Trustee May Enforce Claims Without
                     Possession of Certificates................ 80
     SECTION 11.13  Suits for Enforcement...................... 81
     SECTION 11.14  Rights of Transferor To Direct Trustee..... 81
     SECTION 11.15  Representations and Warranties of Trustee.. 82
     SECTION 11.16  Maintenance of Office or Agency............ 83

ARTICLE XII  TERMINATION

     SECTION 12.1  Termination of Trust........................ 83
     SECTION 12.2  Final Distribution.......................... 84
     SECTION 12.3  Rights Upon Termination of the Trust........ 85
     SECTION 12.4  Optional Repurchase of Investor Interests... 85

ARTICLE XIII  MISCELLANEOUS PROVISIONS

     SECTION 13.1  Amendment, Waiver, Etc...................... 86
     SECTION 13.2  Actions by Certificateholders and
                    Purchasers................................. 89


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     SECTION 13.3  Limitation on Rights of Certificateholders.. 90
     SECTION 13.4  Limitation on Rights of Purchasers.......... 91
     SECTION 13.5  Governing Law............................... 92
     SECTION 13.6  Notices..................................... 92
     SECTION 13.7  Severability of Provisions.................. 93
     SECTION 13.8  Certificates Nonassessable and Fully Paid... 93
     SECTION 13.9  Nonpetition Covenant........................ 93
     SECTION 13.10  No Waiver; Cumulative Remedies............. 94
     SECTION 13.11  Counterparts............................... 94
     SECTION 13.12  Third-Party Beneficiaries.................. 94
     SECTION 13.13  Integration................................ 95
     SECTION 13.14  Binding Effect; Assignability; Survival of
                     Provisions................................ 95
     SECTION 13.15  Recourse to Transferor..................... 95
     SECTION 13.16  Recourse to Transferred Assets............. 95
     SECTION 13.17  Submission to Jurisdiction................. 96
     SECTION 13.18  Waiver of Jury Trial....................... 96
     SECTION 13.19  Certain Partial Releases................... 96


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                                    EXHIBITS

EXHIBIT A-1     Form of Lockbox Account Letter Agreement
EXHIBIT A-2     Form of Blocked Account Letter Agreement
EXHIBIT B       Form of Concentration Account Letter Agreement
EXHIBIT C       Form of Monthly Servicer's Certificate
EXHIBIT D       Annual Agreed-Upon Procedures
EXHIBIT E       Form of Transferor Certificate
EXHIBIT F       Form of Certificate to be Given by Certificate Owner
EXHIBIT G       Form of Certificate to be Given by Euroclear or Cedel
EXHIBIT H       Form of Certificate to be Given by Transferee of
                Beneficial Interest in a Regulation S Temporary
                Book-Entry Certificate
EXHIBIT I       Form of Transfer Certificate for Exchange or
                Transfer from 144A Book-Entry Certificate to
                Regulation S Book-Entry Certificate
EXHIBIT J       Form of Placement Agent Exchange Instructions
EXHIBIT K       Form of Annual Servicer Certificate
EXHIBIT L       Form of Quitclaim Bill of Sale

                                    SCHEDULES

SCHEDULE 1      Account Banks - Lockbox Banks/Blocked Account
                  Banks/Concentration Banks

                                    APPENDIX

APPENDIX A      Definitions


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      This POOLING AND SERVICING AGREEMENT, dated as of March 19, 1996 (this
"Agreement"), is made among BFP RECEIVABLES CORPORATION, a Delaware corporation ("Transferor"), BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation ("Big Flower"), and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, as Trustee.

ARTICLE I  DEFINITIONS

      SECTION I.1 Definitions. Capitalized terms used in this Agreement have the meanings that Appendix A assigns to them, and this Agreement shall be interpreted in accordance with Part B of Appendix A.

ARTICLE II  CONVEYANCE OF ASSETS

      SECTION II.1 Creation of the Trust; Conveyance of Certain Assets. (a) Transferor hereby transfers, assigns, sets over, grants and otherwise conveys to Trustee, in its capacity as representative of the Certificateholders and the Purchasers, without recourse (except as expressly provided herein), all of its right, title and interest in, to and under, (i) all Receivables that have been or are hereafter transferred (whether by sale or contribution) by the Sellers to Transferor, (ii) all Related Assets, (iii) all of Transferor's rights under the Seller Transaction Documents (the property described in clauses (ii) and (iii) being called the "Related Transferred Assets"), (iv) all funds from time to time on deposit in each of the Transaction Accounts (including funds deposited in a Transaction Account in connection with the issuance of any prefunded Series) and all funds from time to time on deposit in each of the Bank Accounts, whether or not representing Collections on, or other proceeds of, the foregoing and, in each case, all certificates and instruments, if any, from time to time evidencing such funds, all investments made with such funds, all claims thereunder or in connection therewith and all interest, dividends, monies, instruments, securities and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, (v) any Enhancement obtained for the benefit of any Series or Purchased Interest and (vi) all moneys due or to become due and all amounts received or receivable with respect to any of the foregoing and all proceeds of the foregoing. Such property, whether now existing or hereafter acquired, shall constitute the assets of the Trust (collectively, the "Transferred Assets"). The foregoing transfer, assignment, setover, grant and conveyance to the Trust shall be made to Trustee, on behalf of the Trust, and each reference in this Agreement to such transfer, assignment, setover and conveyance shall be construed accordingly.
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      (b) In connection with the transfer described in subsection (a),
Transferor and Servicer shall record and file or cause to be recorded and filed, as an expense of Servicer paid out of the Servicing Fee, financing statements with respect to the Transferred Assets meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the transfer and assignment of the Transferred Assets to the Trust. In connection with the transfer described in subsection (a), Transferor and Servicer further agree to deliver to Trustee each Transferred Asset (including any original documents or instruments included in the Transferred Assets as are necessary to effect such transfer) in which the transfer of an interest is perfected under the UCC or otherwise by possession. Transferor or Servicer shall deliver each such Transferred Asset to Trustee, as an expense of Servicer paid out of the Servicing Fee, immediately upon the transfer of any such Transferred Asset to Trustee pursuant to subsection (a).

      (c) In connection with the transfer described above in subsection (a), Servicer shall, on behalf of Transferor, as an expense of Servicer paid out of the Servicing Fee, on or prior to the First Issuance Date, mark the master data processing records evidencing the Receivables with the following legend:

      "THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO BFP RECEIVABLES CORPORATION ("BFP") PURSUANT TO A RECEIVABLES PURCHASE AGREEMENT, DATED AS OF MARCH 19, 1996, AMONG TREASURE CHEST ADVERTISING COMPANY, INC., CERTAIN OTHER SUBSIDIARIES OF BIG FLOWER PRESS HOLDINGS, INC. ("BIG FLOWER"), AS SELLERS, BIG FLOWER, AS SERVICER, AND BFP, AS BUYER; AND SUCH RECEIVABLES HAVE BEEN TRANSFERRED TO THE BIG FLOWER RECEIVABLES MASTER TRUST PURSUANT TO A POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 19, 1996, AMONG BFP, AS TRANSFEROR, BIG FLOWER, AS SERVICER, AND MANUFACTURERS AND TRADERS TRUST COMPANY, AS TRUSTEE."

      (d) Upon the request of Transferor, Trustee will cause Certificates in authorized denominations evidencing the entire interest in the Trust to be duly authenticated and delivered to or upon the order of Transferor pursuant to
Section 6.2. Pursuant to the Transferor Certificate, Transferor shall be entitled to receive current and deferred transfer payments at the times and in the amounts specified in the various Supplements and PI Agreements executed from time to time.


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      (e) If the transfer, assignment, set-over, grant and conveyance described in subsection (a) of this Section 2.1 are deemed to create a security interest in the property described in that Section, Transferor hereby grants to the Trustee, for the benefit of the Trustee, the Certificateholders and the Purchasers, a security interest in that property (which shall be deemed to be a first perfected security interest and shall secure Transferor's obligations under the Transaction Documents, the Certificates and the Purchased Interests), and agrees that this Agreement shall constitute a security agreement under applicable law.

      SECTION II.2 Acceptance by Trustee. Trustee hereby acknowledges its acceptance on behalf of the Trust of all right, title and interest to the Transferred Assets and declares that it shall maintain such right, title and interest, upon the trust herein set forth, for the benefit of all Certificateholders and Purchasers, on the terms and subject to the conditions hereinafter set forth.

      SECTION II.3 Representations and Warranties of Transferor Relating to the Transferred Assets.

      (a) Representations and Warranties. At the time that any Receivable or Related Asset is transferred by Transferor to the Trust, Transferor hereby represents and warrants that:

             (i) Quality of Title. (A) Immediately before each transfer to be made by Transferor hereunder, each Receivable and Related Transferred Asset that was then to be transferred to the Trust hereunder was owned by Transferor free and clear of any Adverse Claim (other than any Permitted Adverse Claim or any Special New Jersey EPA Claim); and, within two Business Days after the First Issuance Date, Transferor and Servicer made, or caused to be made, all filings and took all other action under applicable law in each relevant jurisdiction in order to protect and perfect the Trust's interest in such Receivables, such Related Transferred Assets and the funds in the Transaction Accounts against all creditors of, and purchasers from, Transferor and the Sellers.

             (B) Each transfer of Receivables and other Transferred Assets by Transferor to the Trust pursuant to this Agreement constitutes a valid transfer and assignment to the Trust of all right, title and interest of Transferor in the Receivables and the Related Transferred Assets, free and clear of any Adverse Claim (other than any Permitted Adverse Claim or any Special New Jersey EPA Claim), and constitutes either an absolute transfer of such property to the Trust or a grant of a first


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

      priority perfected security interest in such property to the Trust. Whenever the Trust accepts a transfer of a Receivable or a Related Transferred Asset hereunder, it shall have acquired a valid and perfected first priority interest in such Receivable or Related Transferred Asset free and clear of any Adverse Claim (other than any Permitted Adverse Claim or any Special New Jersey EPA Claim).

             (C) No effective financing statement or other instrument similar in effect that covers all or part of any Transferred Asset or any interest in any proceeds thereof is on file in any recording office except financing statements as to which termination statements or releases are filed within three Business Days after the First Issuance Date and except filings relating to any Permitted Adverse Claim or any Special New Jersey EPA Claim.

             (D) No acquisition of any Receivable or Related Transferred Asset by Transferor or the Trust constitutes a fraudulent transfer or fraudulent conveyance under the United States Bankruptcy Code or applicable state bankruptcy or insolvency laws or is otherwise void or voidable or subject to subordination under similar laws or principles or for any other reason.

             (ii) Governmental Approvals. With respect to each Receivable and Related Transferred Asset, all consents, licenses, approvals or authorizations of, or notices to or registrations, declarations or filings with, any Governmental Authority required to be obtained, effected or made by the Sellers, Servicer or Transferor in connection with the conveyance of the Receivable and Related Transferred Asset by the Sellers to Transferor, or by Transferor to the Trust, have been duly obtained, effected or given and are in full force and effect.

             (iii) Eligible Receivables. (A) On the date on which the applicable Seller transfers a Receivable to Transferor, and Transferor transfers such Receivable to the Trust, unless otherwise identified by Servicer in the Daily Report for such date, such Receivable is an Eligible Receivable, and
      (B) on the date of each Daily Report or Monthly Report that identifies a Receivable as an Eligible Receivable, such Receivable is an Eligible Receivable.

      (b) Notice of Breach. The representations and warranties set forth in subsection (a) shall survive the transfer of the Receivables and the Related Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or


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Trustee of a breach of any of the representations and warranties set forth in subsection (a), the party discovering the breach shall give written notice to the others within four Business Days following the discovery; provided, however, that if such breach arises from a Seller's failure to perform its obligations under the Purchase Agreement and such failure is of the type that may be cured by settlement of a Seller Non-Complying Receivables Adjustment or Seller Dilution Adjustment under Sections 3.1 and 3.5 of the Purchase Agreement, and such settlement shall have (in fact) been made, then no breach shall be deemed to have occurred under this Agreement. Trustee's obligations in respect of discovering any breach are limited as provided in Section 11.2(g).

      SECTION II.4 No Assumption of Obligations Relating to Receivables, Related Transferred Assets or Contracts. The transfer, assignment, set over, grant and conveyance described in Section 2.1 does not constitute and is not intended to result in a creation or an assumption by the Trust, Trustee or any Investor Certificateholder of any obligation of Servicer, Transferor, the applicable Seller or any other Person in connection with the Receivables or the Related Transferred Assets or under the related Contracts or any other agreement or instrument relating thereto. None of Trustee, the Trust or any Investor Certificateholder shall have any obligation or liability to any Obligor.

      SECTION II.5 Conveyance of Purchased Interests. Pursuant to the terms of a PI Agreement, Trustee, on behalf of the Trust, from time to time may sell, transfer, assign, set over and otherwise convey Purchased Interests to a Purchaser or an Agent for the account of a Purchaser; and Trustee, on behalf of the Trust, is authorized and directed (subject to the applicable terms of Section 6.10), upon the written request of Transferor, to enter into one or more PI Agreements in the form annexed to each such written request. Pursuant to a PI Agreement, Collections allocated to Purchased Interests may be reinvested and such Purchased Interests may be recomputed, each from time to time as provided therein.

      SECTION II.6 Reconveyance of Certain Receivables. (a) The Transferor may, upon five Business Days written notice ("Reconveyance Notice") direct the Trustee to convey to the applicable Seller certain of the Receivables sold to Transferor by such Seller ("Reconveyance Receivables"); provided that on the date of the Reconveyance Notice (i) the Receivables specified therein shall be Seller Noncomplying Receivables, and shall have been Seller Noncomplying Receivables on the date initially transferred pursuant to the Purchase Agreement, (ii) any Seller Noncomplying Receivables Adjustment required to be made in respect of such Receivables pursuant to Section 3.5(a) of the Purchase Agreement shall have been made, and (iii) no Early Amortization


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Event or Unmatured Early Amortization Event shall be in effect; and provided, further that on the date of conveyance by the Trustee to the applicable Seller of any Reconveyance Receivables, (x) such Reconveyance Receivables are sold by such Seller to a Person other than Transferor or any Big Flower Person and (y) the Obligors of such Receivables shall have been instructed to make all payments in respect of their receivables to a location other than to any of the Bank Accounts.

      (b) Any Reconveyance Notice shall specify the consideration to be paid to the Trust by the applicable Seller in respect of the Reconveyance Receivables, which shall be equal to (i) the difference between (A) the Purchase Price paid by Transferor to the Seller for such Receivables and (B) any Collections received in respect of such Receivables, in the case of Reconveyance Receivables which were Seller Noncomplying Receivables on the date such Receivables were sold to Transferor and (ii) the difference between (C) the Purchase Price for such Receivables, (D) and the sum of the Seller Noncomplying Receivables Adjustment paid in respect of such Receivables and any Collections received in respect of such Receivables, in the case of Receivables which were reported as Eligible Receivables on the date they were sold to Transferor, but which subsequently were determined to have been Seller Noncomplying Receivables on such date.

      (c) Upon receipt of such notice the Trustee shall execute and deliver to the applicable Seller a Quitclaim Bill of Sale in the form attached hereto as Exhibit L.

      (d) The Trustee shall deposit the consideration specified in the Reconveyance Notice into the Master Collection Account upon receipt thereof.

ARTICLE III ADMINISTRATION AND SERVICING

      SECTION III.1 Acceptance of Appointment; Other Matters.

      (a) Designation of Servicer. The servicing, administering and collection of the Receivables and the Related Transferred Assets shall be conducted by the Person designated as Servicer hereunder from time to time in accordance with this section. Until Transferor gives a Termination Notice to Big Flower pursuant to Section 10.1, Big Flower is designated (and agrees to act) as Servicer.

      (b) Delegation of Certain Servicing Activities. In the ordinary course of business, Servicer may at any time delegate its duties hereunder with respect to the Receivables and the Related Transferred Assets to any Person. Each Person to whom any such duties are delegated in accordance with this Section is called a "Sub-Servicer". Notwithstanding any such delegation, Servicer shall remain liable for the performance of all duties and obligations of Servicer pursuant to the terms of this Agreement and the other Transaction Documents. The fees and expenses of any Sub-Servicers shall be as agreed between Servicer and the Sub-Servicers from time to time and none of the Trust, Trustee or the Certificateholders shall have any responsibility therefor. Upon any termination of a Servicer pursuant to Section 10.1, all Sub-Servicers designated pursuant to this subsection by such Servicer shall automatically also be terminated.

      (c) Termination. (i) The designation of Servicer (and each Sub-Servicer) under this Agreement shall automatically terminate upon termination of the Trust pursuant to Section 12.1.

      (ii) Provided that no Servicer Default or Early Amortization Event shall have occurred which is continuing, Transferor (with the prior written consent of the Required Series Holders for each outstanding Series) may terminate all of the rights and obligations of Servicer as servicer hereunder. No termination of any Person acting as Servicer pursuant to this clause (ii) above shall become effective until the Trustee or another Successor Servicer shall have assumed the responsibilities and obligations of Servicer in accordance with Section 10.2. Trustee shall give prompt notice to the Rating Agencies of the appointment of any Successor Servicer.

      (d) Resignation of Servicer. Big Flower shall not resign as Servicer unless it determines that (i) the performance of its duties is no longer permissible under applicable law and (ii) there is no reasonable action that it could take to make the performance of its duties permissible under applicable law. If Big Flower determines that it must resign for the reasons stated above, it shall, prior to the tendering of its resignation, deliver to Trustee an Opinion of Counsel confirming the satisfaction of the conditions set forth in clause (i) of the preceding sentence. No resignation by Big Flower shall become effective until Trustee or another Successor Servicer shall have assumed the responsibilities and obligations of Servicer in accordance with Section 10.2. Trustee shall give prompt notice to the Rating Agencies of the appointment of any Successor Servicer.

      SECTION III.2 Duties of Servicer and Transferor.

      (a) Duties of Servicer in General. Servicer shall service the Receivables and the Related Transferred Assets and, subject to the terms and provisions of this Agreement, shall have full power and authority, acting alone or through any Sub-Servicer, to do any and all things in connection with such servicing that it may deem necessary or appropriate. Trustee shall execute and deliver to Servicer any powers of attorney or other instruments or documents that are prepared by Servicer and stated in an Officer's Certificate to be, and shall furnish Servicer with any documents in its possession, necessary or appropriate to enable Servicer to carry out its servicing duties. Servicer shall exercise the same care and apply the same policies with respect to the collection and servicing of the Receivables and the Related Transferred Assets that it would exercise and apply if it owned such Receivables and the Related Transferred Assets, all in substantial compliance with applicable law and in accordance with the Credit and Collection Policy.

      Servicer shall take or cause to be taken (and shall cause each Sub-Servicer (if any) to take or cause to be taken) all such actions as Servicer deems necessary or appropriate to collect each Receivable and Related Transferred Asset, all in accordance with applicable law and the Credit and Collection Policy.

      Without limiting the generality of the foregoing and subject to the next preceding paragraph and Section 10.1, Servicer or its designee is hereby authorized and empowered, unless such power and authority is revoked by Trustee on account of the occurrence of a Servicer Default, (i) to instruct Trustee to make withdrawals and payments from the Transaction Accounts as set forth in this Agreement, (ii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders and Purchasers, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and the Related Transferred Assets, (iii) to make any filings, reports, notices, applications and registrations with, and to seek any consents or authorizations from, the Securities and Exchange Commission and any state securities authority on behalf of the Trust as may be necessary or appropriate to comply with any federal or state securities laws or reporting requirements or other laws or regulations, and (iv) to the extent permitted under and in compliance with the Credit and Collection Policy and with all applicable laws, rules, regulations, judgments, orders and decrees of courts and other governmental authorities (whether federal, state, local or foreign) and all other tribunals, to commence or settle collection proceedings with respect to the Receivables and otherwise to enforce the rights and interests of the Trust and the Certificateholders and Purchasers in, to and under the Receivables or Related Transferred Assets (as applicable).


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

      (b) Identification and Transfer of Collections. Servicer shall cause Collections and all other Transferred Assets that consist of cash or cash equivalents to be deposited into the Bank Accounts and the Transaction Accounts pursuant to the terms and provisions of Section 3.3 and Article IV. Following notification from any Seller to Servicer or discovery by Servicer that any amounts that are not Collections of a Receivable or a Related Transferred Asset have been deposited into a Bank Account or the Master Collection Account, Servicer shall cause all such amounts to be segregated, apart and in different accounts, from the Bank Accounts and the Transaction Accounts. Servicer and, to the extent applicable, Trustee shall hold all such funds in trust, separate and apart from such Person's other funds. On each Business Day, after such misapplied collections have been reasonably identified by Servicer to Trustee, Servicer shall instruct Trustee to, and Trustee shall, turn over to the appropriate Lockbox Bank, applicable Seller or other applicable Big Flower Person (or their designees) all such misapplied collections less all reasonable and appropriate out-of-pocket costs and expenses, if any, incurred by Servicer in collecting such receivables.

      All payments made by an Obligor that is obligated to make payments with respect to both Receivables included in the Transferred Assets and Receivables not included in the Transferred Assets shall be applied against the Receivables, if any, that are designated by such Obligor by reference to the applicable invoice as the Receivables with respect to which such payments should be applied. In the absence of such designation, such payments shall be applied first against the oldest outstanding Receivables owed by such Obligor.

      Following notification from a Lockbox Bank that any item has been returned or is uncollected and that such Lockbox Bank has not been otherwise reimbursed pursuant to the terms of the applicable Lockbox Agreement for any amounts it credited to the relevant Lockbox Account (and then transferred to the Master Collection Account), Servicer shall instruct Trustee to, and Trustee shall, turn over to such Lockbox Bank Collections in such amount from Collections on deposit in the Master Collection Account.

      (c) Modification of Receivables, Etc. So long as no Servicer Default shall have occurred and be continuing, Servicer may adjust, and may permit each Sub-Servicer to adjust, in accordance with Section 3.2(a) and the Credit and Collection Policy, the Unpaid Balance of any Receivable, or otherwise modify the terms of any Receivable or amend, modify or waive any term or condition of any Contract related thereto, all as it may determine to be appropriate to maximize collection thereof. Servicer shall, or shall cause the applicable Sub-Servicer to, write off Receivables from time to time in accordance with the Credit and Collection Policy.

      (d) Documents and Records. At any time when Big Flower is not Servicer, Transferor, to the extent that it is entitled to do so under the Purchase Agreement, shall, upon the request of the then-acting Servicer, cause the applicable Seller to deliver to Servicer, and Servicer shall hold in trust for Transferor and Trustee in accordance with their respective interests, all Records that evidence or relate to the Receivables and Related Transferred Assets of the applicable Seller.

      (e) Certain Duties to the Sellers. Servicer, if other than Big Flower, shall, as soon as practicable after a demand by any Seller, deliver to the Seller all documents, instruments and records in its possession that evidence or relate to accounts receivable of the Seller or other Big Flower Persons that are not Receivables or Related Transferred Assets, and copies of all documents, instruments and records in its possession that evidence or relate to Receivables and Related Transferred Assets.

      (f) Identification of Eligible Receivables. The initial Servicer will (i) establish and maintain such procedures as are necessary for determining no less frequently than each Business Day whether each Receivable qualifies as an Eligible Receivable, and for identifying, on any Business Day, all Receivables that are not Eligible Receivables, and (ii) include in each Daily Report information that shows whether, and to what extent, the Receivables described in such Daily Report are Eligible Receivables.

      (g) Authorization to Act as Transferor's Agent. Without limiting the generality of subsection (a), Transferor hereby appoints Servicer as its agent for the following purposes: (i) specifying accounts to which payments are to be made to Transferor, (ii) making transfers among, and deposits to and withdrawals from, all deposit accounts of Transferor for the purposes described in the Transaction Documents, and (iii) arranging payment by Transferor of all fees, expenses and other amounts payable by Transferor pursuant to the Transaction Documents. Transferor irrevocably agrees that (A) it shall be bound by all actions taken by Servicer pursuant to the preceding sentence, and (B) Trustee and the banks holding all deposit accounts of Transferor are entitled to accept submissions, determinations, selections, specifications, transfers, deposits and withdrawal requests, and payments from Servicer on behalf of Transferor.

      (h) Grant of Power of Attorney. Transferor and Trustee hereby each grant to Servicer a power of attorney, with full power of substitution, to take in the name of Transferor and Trustee all steps that are necessary or appropriate to endorse, negotiate, deposit or otherwise realize on any writing of any kind held or transmitted by Transferor or transmitted or received by Trustee (whether or not from Transferor) in connection with any Receivable or Related Transferred Asset. The power of attorney that Transferor and Trustee have granted to Servicer may be revoked by Trustee, and shall be revoked by Transferor, on the date on which Trustee shall be entitled to exercise the powers granted to Trustee pursuant to Section 3.8(b). In exercising its power granted hereby, Servicer shall take directions from Trustee, if any, arising out of the exercise of the rights granted under Section 11.14.

      (i) Turnover of Collections. If Servicer, Transferor or any of their respective agents or representatives shall at any time receive any cash, checks or other instruments constituting Collections, such recipient shall segregate such payments and hold such payments in trust for Trustee and shall, promptly upon receipt (and in any event within two Business Days following receipt), remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Bank Account or the Master Collection Account.

      (j) Annual Statement as to Compliance. Servicer will deliver to Trustee and each Rating Agency on or before March 31 of each year, beginning with March 31, 1997 an Officer's Certificate, in substantially the form of Exhibit K, stating, as to each signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued.

      SECTION III.3 Lockbox, Concentration and Blocked Accounts. (a) Each Lockbox Account shall be subject to a Lockbox Agreement substantially in the form of Exhibit A-1, and each Blocked Account shall be subject to a Blocked Account Agreement substantially in the form of Exhibit A-2. Unless instructed otherwise by Servicer (or, after the occurrence and continuance of an Early Amortization Event, Trustee), each Lockbox Bank and Blocked Account Bank shall be instructed by Servicer to remit, on a daily basis (but subject to such bank's customary funds availability schedule), all amounts deposited in the Lockbox Accounts or Blocked Accounts maintained with it to a Concentration Account or the Master Collection Account. Any Concentration Account shall be maintained in the name of Trustee on behalf of the Trust pursuant to a

Concentration Account Agreement substantially in the form of Exhibit B. Except as provided in this Agreement and the applicable Account Agreements, none of any Seller, Transferor, Servicer, or any Person claiming by, through or under any Seller, Transferor or Servicer shall have any control over the use of, or any right to withdraw any item or amount from, any Lockbox Account, Blocked Account or Concentration Account. Servicer and Trustee are each hereby irrevocably authorized and empowered, as Transferor's attorney-in-fact, to endorse any item deposited in a lockbox or presented for deposit in any Lockbox Account, Blocked Account or Concentration Account requiring the endorsement of Transferor, which authorization is coupled with an interest and is irrevocable. Each Lockbox Account, Blocked Account and Concentration Account shall be an Eligible Deposit Account.

      (b) Servicer shall instruct (or shall cause the applicable Seller to instruct) all Obligors to make all payments due to Transferor or the applicable Seller relating to or constituting Collections (or any proceeds thereof) (i) to lockboxes maintained at the Lockbox Banks for deposit in a Lockbox Account or a Concentration Account or (ii) directly to a Lockbox Account. Notwithstanding the foregoing, at any time when a Big Flower Person is acting as Servicer, Webcraft Technologies, Inc. and Webcraft Chemicals, Inc. need not direct Obligors in respect of Direct Pay Receivables to make payments to a Lockbox Account or a Concentration Account if the following conditions are satisfied: (x) on each Business Day each of Webcraft Technologies, Inc. and Webcraft Chemicals, Inc. shall deposit all checks, money orders and other items delivered in respect of such Direct Pay Receivables on the day such items are received (or if such day is not a Business Day, on the next Business Day) in a Lockbox Account or a Blocked Account that contains no funds other than Collections; and prior to such deposit, each of Webcraft Technologies, Inc. and Webcraft Chemicals, Inc. shall hold such items in trust for the benefit of the Trustee in the form received;
(y) each such Lockbox Account Bank or Blocked Account Bank shall have executed and delivered a Lockbox Account Agreement or Blocked Account Agreement to the Trustee; and (z) all available funds in each such Lockbox Account and Blocked Account shall be transferred (by wire transfer or other means reasonably acceptable to the Trustee) on each Business Day to either a Concentration Account or the Master Collection Account. If Transferor or the applicable Seller receives any Collections or any other payment of proceeds of any other Related Transferred Asset (other than Direct Pay Receivables), Servicer shall cause such recipient to (x) segregate such payment and hold it in trust for the benefit of Trustee, and (y) as soon as practicable, but no later than the second Business Day following receipt of such item by such Person, deposit such payment in a Bank Account or the Master Collection Account. Servicer shall, and shall cause Transferor and the applicable Seller to, use reasonable efforts to prevent the deposit of any amounts other than Collections in any Bank Account.

      (c)(i) Servicer may, from time to time after the First Issuance Date, designate a new account as a Lockbox Account, Blocked Account or a Concentration Account, and such account shall become a Lockbox Account, Blocked Account or Concentration Account (and the bank at which such account is maintained shall become a Lockbox Bank, Blocked Account Bank or a Concentration Account Bank for purposes of this Agreement); provided that Trustee shall have received not less than 15 Business Days' (or such shorter number of days as is acceptable to Trustee) prior written notice of the account and/or the bank that are proposed to be added as a Bank Account or an Account Bank (as applicable) and, not less than ten Business Days (or such shorter number of days as is acceptable to Trustee) prior to the effective date of any such proposed addition, Trustee shall have received (x) counterparts of a Lockbox Agreement, Blocked Account Agreement or a Concentration Account Agreement, as applicable, with each new Account Bank, duly executed by such new Account Bank and all other parties thereto and (y) copies of all other agreements and documents signed by the new Account Bank or such other parties with respect to any new Lockbox Account, Blocked Account or Concentration Account, as applicable.

      (ii) Servicer may, from time to time after the First Issuance Date, terminate an account as a Lockbox Account, Blocked Account or a Concentration Account or a bank as an Account Bank; provided that (x) no such termination shall occur unless Trustee shall have received not less than ten Business Days' (or such shorter number of days as is acceptable to Trustee) prior written notice of the account and/or the bank that are proposed to be terminated as a Bank Account or an Account Bank (as applicable) and, not less than ten Business Days (or such shorter number of days as is acceptable to Trustee) prior to the effective date of any such proposed termination, Trustee shall have received counterparts of an agreement, duly executed by the applicable Account Bank and reasonably satisfactory in form and substance to Trustee, pursuant to which such Account Bank agrees that, if it receives any funds or items that constitute Collections on or after the effective date of the termination of the applicable Bank Account or the effective date of its termination as an Account Bank (as the case may be), such Account Bank or former Account Bank (as applicable) shall cause such funds and items to be delivered in the form received to another lockbox or transferred to another Lockbox Account, Blocked Account, Concentration Account or the Master Collection Account promptly after such Account Bank or former Account Bank (as applicable) discovers that it has received any such funds or items, and (y) notwithstanding clause (x), Transferor and Servicer may at any time establish alternative collection procedures that do not require the use of Lockbox Accounts or Blocked Accounts with the consent of each Agent and any Enhancement Provider and upon satisfaction of the Modification Condition.

      (d) Servicer shall instruct each Concentration Account Bank (if any), to transfer on a daily basis (subject to such Concentration Account Bank's customary funds availability schedule) in same day funds to the Master Collection Account all collected funds on deposit in the Concentration Account maintained with such Concentration Account Bank. All such transfers shall be made in accordance with the relevant Concentration Account Agreement.

      SECTION III.4 Servicing Compensation. As full compensation for its servicing activities hereunder and under any Supplement or PI Agreement, and as reimbursement for any expense incurred by it in connection therewith, Servicer shall be entitled to receive a monthly servicing fee (the "Servicing Fee") in respect of each Series and Purchased Interest, payable in arrears on each Distribution Date in respect of each Distribution Period (or portion thereof) during which that Series or Purchased Interest is outstanding. The Servicing Fee in respect of any Series or Purchased Interest shall be payable solely as provided in the related Supplement or PI Agreement.

      Unless otherwise provided in the applicable Supplement or PI Agreement, the Servicing Fee payable with respect to any Series or Purchased Interest shall be calculated as follows. At any time when Big Flower or any of its Affiliates is Servicer, the Servicing Fee for any Distribution Period shall be equal to one-twelfth of the product of (a) 2%, multiplied by (b) the aggregate Unpaid Balance of the Receivables as measured on the first Business Day of that Distribution Period, multiplied by (c) the applicable Series Collection Allocation Percentage. If Big Flower ceases to be Servicer, the Servicing Fee for a Successor Servicer that is not a Big Flower Person shall be an amount equal to the greater of (i) the amount calculated pursuant to the preceding sentence and (ii) an alternative amount specified by such Servicer not exceeding the sum of (x) 110% of the aggregate reasonable costs and expenses incurred by such Servicer during such Distribution Period in connection with the performance of its obligations under this Agreement and the other Transaction Documents, and
(y) the other costs and expenses that are to be paid out of the Servicing Fee, as described in the next sentence; provided that the amount provided for in clause (x) shall not exceed one-twelfth of 2% of the aggregate Unpaid Balance of the Receivables as measured on the first Business Day of the Distribution Period. The fees, costs and expenses of Trustee, the Paying Agent, any authenticating agent, the Lockbox Banks, the Concentration Account Banks and the Transfer

Agent and Registrar, and certain other costs and expenses payable from the Servicing Fee pursuant to other provisions of this Agreement, and all other fees and expenses that are not expressly stated in this Agreement, any Series Supplement or any PI Agreement to be payable by the Trust or Transferor, other than Federal, state, local and foreign income and franchise taxes, if any, or any interest or penalties with respect thereto, of the Trust, shall be paid out of the Servicing Fee and shall be paid by Servicer from the funds that constitute the Servicing Fee.

      SECTION III.5 Records of Servicer and Reports to be Prepared by Servicer.

      (a) Keeping of Records and Books of Account. Servicer shall maintain at all times accurate and complete books, records and accounts relating to the Receivables, Related Transferred Assets and Contracts of each Seller and all Collections thereon in which timely entries shall be made. Servicer shall maintain and implement administrative and operating procedures (including an ability to generate duplicates of Records evidencing Receivables and the Related Transferred Assets in the event of the destruction of the originals thereof), and shall keep and maintain all documents, books, records and other information that Servicer deems reasonably necessary for the collection of all Receivables and Related Transferred Assets.

      (b) Receivables Reviews. Servicer shall provide Trustee access to the documentation regarding the Receivables when Trustee is required, in connection with the enforcement of the rights of Certificateholders or the Purchasers or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon reasonable request, (ii) during normal business hours, (iii) subject to Servicer's normal security and confidentiality procedures, (iv) at reasonably accessible offices in the continental United States of America designated by Servicer and (v) upon five Business Days' prior notice; provided that no notice shall be required if an Early Amortization Event shall have occurred and be continuing; and provided, further that no more than one such review during any calendar year shall be conducted unless an Early Amortization Event shall have occurred and be continuing.

      (c) Daily Reports. Prior to 2:00 p.m., New York City time, on each Business Day, Servicer shall prepare and deliver to Trustee and any Agent a report relating to each outstanding Series and Purchased Interest, substantially in the form specified by the applicable Supplement or PI Agreement or in such other form as is reasonably acceptable to Trustee and Servicer (each such report being a "Daily Report") setting out, among other things, the Base Amount and Series Collection Allocation Percentage for that Series or Purchased Interest as of the end of business on the preceding Business Day; provided that if, on any Business Day, Servicer is unable to prepare and deliver a Daily Report to Trustee because of acts of God or the public enemy, riots, acts of war, acts of terrorism, epidemics, fire, failure of communication lines, equipment or power failure, computer systems failure, flood, embargoes, weather, earthquakes or other unanticipated disruptions of Servicer's ability to monitor the origination and/or preparation of Receivables, then (x) the Base Amount for purposes of each outstanding Series and Purchased Interest shall be the lowest Base Amount shown in the related Daily Reports delivered during the immediately preceding month (such amount, an "Estimated Base Amount") and (y) the Series Collection Allocation Percentage for that Series or Purchased Interest shall be the one most recently reported. Servicer may use an Estimated Base Amount and the most recently reported Series Collection Allocation Percentage to prepare the Daily Report until the earlier to occur of (i) the day upon which disruption no longer prevents Servicer from preparing the Daily Report using the actual data required by the Daily Report and delivering it to Trustee, and (ii) the sixth Business Day following the commencement of such disruption. Servicer shall notify each Rating Agency promptly following its use of an Estimated Base Amount in any Daily Report.

      (d) Monthly Report. On each Report Date, Servicer shall prepare and deliver to Trustee and the Rating Agencies a report relating to each outstanding Series and Purchased Interest, substantially in the form specified by the applicable Supplement or PI Agreement or in such other form as is reasonably acceptable to Trustee and Servicer (each such report being a "Monthly Report").

      (e) Notice of Seller Change Events; Supplements to Monthly Reports. Sections 1.7 and 1.8 of the Purchase Agreement describe circumstances under which (i) additional Sellers may be added to the Program and (ii) a Seller may terminate its status as Seller under the Program (each such event being a "Seller Change Event"). Those Sections of the Purchase Agreement require Big Flower to give written notice to Transferor of the occurrence of a Seller Change Event not less than 30 days prior to the occurrence thereof, and Transferor hereby agrees to give prompt written notice of its receipt of any such notice to Trustee and the Rating Agencies. If the notice is given to Trustee, within five Business Days after the receipt of the notice by Trustee (or such later date, as specified in the notice, on which the applicable Seller Change Event shall become effective), Servicer shall deliver to Trustee and the Rating Agencies a supplement to the Monthly Report then in effect for each outstanding Series or Purchased Interest, which supplement shall show the calculation (complete with the historical and/or pro forma receivables data necessary to do such calculation) of (A) the Required Receivables and the applicable reserve ratios (as described in each Supplement or PI Agreement) to reflect the addition of accounts receivable originated by any Person that is being added to the Program as a Seller, and the exclusion of any Receivables originated by any such Person that is terminating its status as a Seller (as applicable), and (B) the Loss Discount and the Purchase Discount Reserve Ratio for any such Person that is being added to the Program as a Seller. For purposes of all calculations hereunder and under the Purchase Agreement, the Required Receivables, such reserve ratios and (if applicable) the Loss Discount and the Purchase Discount Reserve Ratio for the relevant Person shown in such supplement shall supersede and/or supplement the calculation of such items in the then outstanding Monthly Report, effective as of the fifth Business Day following Trustee's receipt of such notice (or such later date, as specified in such notice, on which the applicable Seller Change Event shall become effective).

      SECTION III.6 Monthly Servicer's Certificate. On each Report Date, Servicer shall deliver to Trustee, the Paying Agent, Transferor and the Rating Agencies a certificate of an Authorized Officer of Servicer substantially in the form of Exhibit C, with such additions as may be required by any Supplement.

      SECTION III.7 Servicing Report of Independent Public Accountants; Forms 10-Q and 10-K. (a)(i) On or before 120 days after the end of each fiscal year of Transferor beginning with the end of Transferor's fiscal year 1996, Servicer shall, as an expense of Servicer paid out of the Servicing Fee, cause Deloitte & Touche or another firm of recognized independent public accountants that is generally recognized as being among the "big six" (which may also render other services to Servicer, the Sellers or Transferor) to furnish a report to Trustee, Servicer, the Rating Agencies and Transferor (which report shall be addressed to Trustee and shall relate to Transferor's most recently ended fiscal year). The accountants' report shall set forth the results of their performance of the procedures described in Exhibit D with respect to the Monthly Reports and Daily Reports delivered to Trustee pursuant to Section 3.5 during the prior fiscal year.

      (ii) Each accountants' report shall state that the accountants have compared the amounts contained in the Monthly Reports and a sample randomly selected from all Daily Reports delivered to Trustee during the period covered by the report with the records (including computer records) from which the amounts were derived and that, on the basis of such comparison, the amounts are in agreement with the documents and records, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in the report. Except as provided otherwise in a Supplement, a copy of the report may be obtained by any Investor Certificateholder by a request in writing to Trustee addressed to the Corporate Trust Office.

      (b) Promptly after the filing of such reports with the Securities and Exchange Commission, Servicer shall provide each of the Rating Agencies with copies of each Quarterly Report on Form 10-Q and each Annual Report on Form 10-K of Servicer.

      SECTION III.8 Rights of Trustee.

      (a) Trustee has the exclusive dominion and control over the Bank Accounts, and, until such time as the Trust shall have been terminated pursuant to Section
12.1 and all amounts owed under the Transaction Documents have been paid in full, Transferor shall take any action that Trustee may reasonably request to effect or evidence such dominion and control. At any time following the occurrence of a Servicer Default, Trustee is hereby authorized to give notice to the Account Banks, as provided in the Account Agreements, of the revocation of Servicer's authority to give instructions or take any other actions with respect to the Bank Accounts that Servicer would otherwise be authorized to give or to take.

      (b) At any time following the occurrence of a Servicer Default and the termination of the then acting Servicer (until a Successor Servicer (if other than Trustee) has been appointed):

             (i) Trustee may direct any Obligors of Receivables to pay all amounts payable under any Receivable or any Related Transferred Assets directly to Trustee or its designee; provided that Trustee shall provide the applicable Seller with a copy of such notice at least one Business Day prior to sending it to any Obligor and consult in good faith with the applicable Seller as to the text of the notice.

             (ii) Trustee may direct any Seller to make payment of all amounts payable to Transferor under any Transaction Document to which the Seller is a party directly to Trustee or its designee.

             (iii) Transferor and Servicer shall, at Trustee's request and as an expense of Servicer paid out of the Servicing Fee, give notice of the Trust's ownership of the Receivables and the Related Transferred Assets to each Obligor and direct that payments be made directly to Trustee or its designee.

             (iv) Transferor shall, and shall cause the Sellers to, at Trustee's request, (A) assemble all of the Records that are necessary or appropriate to collect the Receivables and Related Transferred Assets, and shall make the same available to Trustee at one or more places selected by Trustee or its designee, (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to Trustee and shall, promptly upon receipt (and, subject to Section 3.2(i), in no event later than the second Business Day following receipt), remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Bank Account or the Master Collection Account and (C) permit, upon not less than two Business Days' prior written notice, any Successor Servicer and its agents, employees and assignees access to their respective facilities and their respective Records.

      (c) Each of Transferor and Servicer hereby authorizes Trustee, from time to time after the occurrence of a Servicer Default and the termination of the then acting Servicer (until a Successor Servicer (if other than Trustee) has been appointed), to take any and all steps in Transferor's name and on behalf of Transferor and Servicer that are necessary or appropriate, in the reasonable determination of Trustee, to collect all amounts due under any and all Receivables or Related Transferred Assets, including endorsing the name of Transferor or the applicable Seller on checks and other instruments representing Collections and enforcing such Receivables and the Related Transferred Assets.

      (d) Transferor hereby irrevocably appoints Trustee to act as Transferor's attorney-in-fact, with full authority in the place and stead of Transferor and in the name of Transferor or otherwise, from time to time after the occurrence of a Servicer Default and the termination of the then acting Servicer (until a Successor Servicer (if other than Trustee) has been appointed), to take (subject to Section 11.14) any action and to execute any instrument or document that Trustee, in its reasonable determination, may deem necessary to accomplish the purposes of this Agreement, including:

             (i) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Receivable or any Related Transferred Asset;

             (ii) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (i);

             (iii) to file any claims or take any action or institute any proceedings that Trustee in its reasonable determination may deem necessary or appropriate for the collection of any of the Receivables or any Related Transferred Asset or otherwise to enforce the rights of Trustee and the Certificateholders with respect to any of the Receivables or any Related Transferred Asset; and

            (iv) to perform the affirmative obligations of Transferor under any Transaction Document.

Transferor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION III.9 Ongoing Responsibilities of Big Flower. Anything herein to the contrary notwithstanding:

             (a) If at any time Big Flower shall not be Servicer, Big Flower shall deliver all Collections received or deemed received by it or its Subsidiaries to Trustee no later than two Business Days after receipt or deemed receipt thereof and Trustee shall distribute such Collections to the same extent as if such Collections had actually been received from the related Obligor on the applicable dates. So long as Big Flower or any of its Subsidiaries shall hold any Collections or deemed Collections required to be paid to Trustee, each of them shall hold such amounts in trust (and separate and apart from its own funds) and shall clearly mark its records to reflect such trust. Big Flower hereby grants to Trustee an irrevocable power of attorney, with full power of substitution, coupled with an interest, upon the occurrence of a Servicer Default, to take in the name of Big Flower all steps necessary or appropriate to endorse, negotiate or otherwise realize on any writing or other right of any kind held or transmitted by Big Flower or transmitted and received by Trustee (whether or not from Big Flower) in connection with any Receivable or Related Transferred Asset.

             (b) In addition, if at any time Big Flower shall not be Servicer, Big Flower shall act (if the Successor Servicer so requests) as the data processing agent of Servicer and, in such capacity, Big Flower shall conduct (and shall cause any other necessary Persons to conduct) the data processing functions of the administration of the Receivables, the Related Transferred Assets and the Collections thereon in substantially the same way that Big Flower (or its Sub-Servicers) conducted such data processing functions while Big Flower acted as Servicer. Big Flower and each such other Person shall be entitled to reasonable compensation for such service to be paid from the Servicing Fee.

             (c) Notwithstanding any termination of Big Flower as Servicer hereunder, Big Flower shall continue to indemnify Trustee on the terms set out in Section 11.5 with respect to circumstances existing, or actions taken or omitted, prior to such termination.

      SECTION III.10 Further Action Evidencing Transfers. Servicer shall cause all financing statements and continuation statements and any other necessary documents relating to the right, title and interest of Trustee in and to the Transferred Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the right, title and interest of Trustee hereunder in and to all property comprising the Transferred Assets. Servicer shall deliver to Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. Transferor shall cooperate fully with Servicer in connection with the obligations set forth above and will execute any and all documents that are reasonably required to fulfill the intent of this section.

      If Transferor or Servicer fails to perform any of its agreements or obligations under any Transaction Document and does not remedy such failure within the applicable cure period, if any, then Trustee or its designee may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the reasonable expenses of Trustee or its designee incurred in connection therewith shall be payable by Servicer as provided in
Section 11.5 and (if applicable) by Transferor as provided in Section 7.3.

ARTICLE IV RIGHTS OF CERTIFICATEHOLDERS; ALLOCATIONS

      SECTION IV.1 Rights of Certificateholders. Each Series of Investor Certificates shall collectively represent a fractional undivided beneficial interest (as to any Series, the "Series Interest") in the Trust, and the amount of that undivided beneficial interest shall equal the Series Collection Allocation Percentage for that Series from time to time. Each Certificate within a Series shall represent a partial ownership interest in the related Series Interest, representing the right to receive, to the extent necessary to make the required payments with respect to that Certificate at the times and in the amounts specified in this Article IV and in the related Supplement, the portion of Collections allocable to Investor Certificateholders of such Series pursuant to this Agreement and such Supplement, funds on deposit in the Transaction Accounts allocable to Investor Certificateholders of such Series and funds available pursuant to any related Enhancement. Unless the applicable Supplement or PI Agreement provides otherwise, the Investor Certificates of any Series or class shall not represent any interest in any funds allocable to, or Enhancement for the benefit of, any other Series or Purchased Interest. The Transferor Certificate shall represent an interest in the Trust (the "Transferor Interest") consisting of the right to receive current and deferred transfer payments in respect of the various Series and Purchased Interests outstanding from time to time at the times and in the amounts specified in the related Supplements and PI Agreements.

      SECTION IV.2 Establishment of Transaction Accounts. (a) On or prior to the date of this Agreement, Trustee has established, and until the Trust is terminated Trustee shall (except as expressly permitted or required below) maintain, in the name of Trustee and for the benefit of the Certificateholders and Purchasers, the following accounts:

             (i) account no. 185611860, which shall be called the "Master Collection Account" and into which all Collections and all other Transferred Assets consisting of cash or cash equivalents shall be transferred on a daily basis from the Bank Accounts;

             (ii) account no. 185611951, which shall be called the "Carrying Cost Account" and into which funds shall be allocated from time to time to cover carrying costs of each Series and Purchased Interest (including interest payable on, and the Servicing Fee allocated to, each Series and Purchased Interest);

            (iii) account no. 185612041, which shall be called the

      "Equalization Account" and into which funds will from time to time be transferred from the Master Collection Account to compensate for fluctuations in the Base Amounts for the outstanding Series and Purchased Interests; and

             (iv) account no. 185612132, which shall be called the "Principal Funding Account" and into which funds will from time to time be transferred in anticipation of distributions to the Holders of Investor Certificates or Purchasers on account of their respective principal investments.

      (b) In addition, if an Early Amortization Period occurs with respect to any Series or Purchased Interest, Trustee shall establish an additional account which shall be called the "Holdback Account" and into which funds that would otherwise be remitted by Trustee to the Transferor in respect of the Transferor Certificate will be deposited to the extent so provided in the related Supplement or PI Agreement.

      (c) The Master Collection Account, the Carrying Cost Account, the Equalization Account, the Principal Funding Account, any Holdback Account and any additional accounts required by any Supplement or PI Agreement to be established (unless otherwise indicated in such Supplement or PI Agreement) are collectively called the "Transaction Accounts." Each of the Transaction Accounts shall be established and maintained as an Eligible Deposit Account and shall bear a designation clearly indicating that funds deposited therein are held for the benefit of the Certificateholders and the Purchasers. If any Transaction Account ceases to be an Eligible Deposit Account, Servicer shall cause Trustee to open a substitute Transaction Account that is an Eligible Deposit Account and transfer the funds in the existing Transaction Account to the substitute Transaction Account, and thereafter all references in any Transaction Document to the original Transaction Account shall be deemed instead to refer to the substitute Transaction Account.

      (d) The Master Collection Account, the Carrying Cost Account, the Equalization Account, the Principal Funding Account and any Holdback Account shall be held by Trustee for the benefit of all Certificateholders and Purchasers. However, there shall be established within each of the Carrying Cost Account, the Equalization Account, the Principal Funding Account and any Holdback Account an administrative sub-account for each outstanding Series and Purchased Interest. Funds allocated to the Carrying Cost Account, the Equalization Account, the Principal Funding Account and any Holdback Account pursuant to any Supplement or PI Agreement shall be allocated to the applicable Series' or Purchased Interest's sub-account and shall be available solely to the holders of the Certificates in that Series or the Purchaser of that Purchased Interest, as applicable, except to the extent that such funds are subsequently reallocated to another Series or Purchased Interest, or the Transferor, in accordance with the terms of the applicable Supplement or Purchase Agreement and this Agreement. Any additional Transaction Accounts established pursuant to any Supplement or PI Agreement shall be held by Trustee for the benefit of only the related Series or Purchased Interest.

      (e) Trustee shall possess (for its benefit and for the benefit of the Certificateholders and the Purchasers) all right, title and interest in and to all funds on deposit from time to time in each of the Transaction Accounts and in all proceeds thereof. The Transaction Accounts shall be under the sole dominion and control of Trustee for the benefit of the applicable Certificateholders and/or Purchasers. Each of Servicer and Trustee agrees that it shall have no right of setoff against, and no right otherwise to deduct from, any funds held in any of the Transaction Accounts or the Bank Accounts for any amount owed to it by the Trust, any party hereto or any Certificateholder or Purchaser.

      SECTION IV.3 Trust-Level Calculations and Funds Allocations.

      (a) Allocation of Daily Collections. On each Business Day, Servicer shall determine the amount of collected funds received (and expected to be received on such Business Day as a result of transfers from the Account Banks) in the Master Collection Account (other than funds that are required to be returned to Big Flower Persons (or their designees) pursuant to Section 3.2(b)) since the preceding Business Day, shall specify such amount of collected funds in the Daily Report delivered to the Trustee on such Business Day and shall allocate to each outstanding Series and Purchased Interest a share of such funds in an amount equal to the product of the applicable Series Collection Allocation Percentage and the amount of such funds. The portion of such funds allocated to any Series or Purchased Interest shall be further allocated and otherwise dealt with in accordance with the terms of the related Supplement or PI Agreement. In addition, funds initially allocated to a Series or Purchased Interest on any Business Day that are designated as Shared Investor Collections shall be reallocated to other Series or Purchased Interests pro rata based upon the respective Shortfalls (if any) of the other Series and Purchased Interests. If, after Servicer's delivery of the Daily Report to the Trustee on any Business Day Servicer determines that the amount of collected funds actually received in the Master Collection Account is less or more than the amount specified in such Daily Report (determined as described above), Servicer shall deliver a supplemental written notice to the Trustee specifying the actual amount of collected funds on such Business Day, together with an adjusted allocation of funds which takes into account such actual amount of collected funds. To the extent the Trustee has not already distributed collected funds on any Business Day in accordance with the Daily Report delivered on such Business Day, the Trustee shall adjust the amounts distributed on such Business Day in accordance with the instructions set forth in any supplemental written notice delivered prior to 4:30 p.m., New York City time, on such Business Day.

      (b) Allocation of Write-Offs and Dilution. In each Monthly Report relating to a Series or Purchased Interest that is in an Early Amortization Period, Servicer shall calculate the amount of (i) Write-Offs (net of Recoveries) and
(ii) Dilutions as to which no settlement payment has been made pursuant to
Section 3.3 of the Purchase Agreement, in each case during the related Calculation Period (or the portion of that Calculation Period falling in the Early Amortization Period) and shall allocate to such Series or Purchased Interest a portion of the amounts referred to in clauses (i) and (ii) equal to the product of each such amount and the related Series Loss Allocation Percentage.

      SECTION IV.4 Investment of Funds in Transaction Accounts. On any day when there are any funds on deposit in any Transaction Account (after giving effect to the allocations of such funds required by this Article IV and the various Supplements and PI Agreements), and at such other times as investment is practicable, Trustee, at the direction of Transferor (or Servicer on its behalf) shall invest and reinvest monies on deposit in such Transaction Account (in the name of Trustee) in such Eligible Investments as are specified in a notice from Servicer, subject to the restrictions set forth hereinafter; provided however, that whenever an Early Amortization Event shall be existing, such investments shall be made at the direction of Servicer. All Eligible Investments made from funds in any Transaction Account, and the interest, dividends and income received thereon and therefrom and the net proceeds realized on the sale thereof, shall be deposited in such Transaction Account. Trustee may liquidate an Eligible Investment prior to maturity if such liquidation would not result in a loss of all or part of the principal portion of such Eligible Investment or if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment. In the absence of negligence of Trustee or willful misconduct by Trustee, Trustee shall have no liability in connection with investment losses incurred on Eligible Investments. It is intended for income tax purposes that the income earned through investment of funds in the Transaction Accounts shall be treated as income of Transferor.

      SECTION IV.5 Attachment of Transaction Accounts. If Trustee receives written notice that any Transaction Account has or will become subject to any writ, judgment, warrant of attachment, execution or similar process, Trustee shall (notwithstanding any other provision of the Transaction Documents) promptly notify Transferor, Servicer and the Certificateholders thereof, and shall not deposit or transfer funds into such Transaction Account but shall cause funds otherwise required to be deposited into such Transaction Account to be held in another account pending distribution of such funds in the manner required by the Transaction Documents.

ARTICLE V DISTRIBUTIONS AND REPORTS

            DISTRIBUTIONS SHALL BE MADE, AND REPORTS SHALL BE PROVIDED, TO CERTIFICATEHOLDERS AS SET FORTH IN THE APPLICABLE SUPPLEMENT.

ARTICLE VI THE CERTIFICATES

      SECTION VI.1 The Certificates. The Investor Certificates in each Series shall be substantially in the forms contemplated by the Supplements pursuant to which the Investor Certificates are issued, and the Transferor Certificate shall be substantially in the form of Exhibit E. Upon issuance, all Certificates shall be executed and delivered by Transferor to Trustee for authentication and redelivery as provided in Sections 6.2 and 6.10. Except to the extent provided otherwise in an applicable Supplement, Investor Certificates shall be issued in minimum denominations of $2,000,000 and in integral multiples of $100,000 and shall not be subdivided for resale into Certificates smaller than a Certificate, the initial offering price for which would have been at least $2,000,000.

      Each Certificate issued as a Definitive Certificate shall be executed by manual or facsimile signature on behalf of Transferor by its President, Treasurer, Secretary or any Vice President or by any attorney-in-fact duly authorized to execute the Definitive Certificate on behalf of any such officer. The Definitive Certificates shall be authenticated on behalf of the Trust by manual signature of a duly authorized signatory of Trustee. Definitive Certificates bearing the manual or facsimile signature of the individual who was, at the time when the signature was affixed, authorized to sign on behalf of Transferor or the Trust (as applicable) shall be valid and binding, notwithstanding that the individuals or any of them ceased to be so authorized prior to the authentication and delivery of the Definitive Certificates or does not hold such office on the date of issuance of such Definitive Certificates. No Definitive Certificates shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on the Definitive Certificate a certificate of authentication substantially in the form provided for herein executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, and the certificate of authentication upon any Definitive Certificate shall be conclusive evidence, and the only evidence, that the Definitive Certificate has been duly authenticated and delivered hereunder and is entitled to the benefits of this Agreement. Except as otherwise provided in the applicable Supplement, all Definitive Certificates shall be dated the date of their authentication.

      As provided in any Supplement, Investor Certificates of any Series may be offered and sold pursuant to an offering registered under the Securities Act or issued and sold pursuant to an exemption from the Securities Act. Any Series sold pursuant to a public offering registered under the Securities Act, Rule 144A, Regulation S or another exemption under the Securities Act may be delivered in book-entry form as provided in Sections 6.11 and 6.12.

      SECTION VI.2 Authentication of Certificates. Contemporaneously with the initial assignment and transfer of Receivables and other Transferred Assets to the Trust, Trustee shall authenticate and deliver the Transferor Certificate to Transferor. On each Issuance Date, upon the order of Transferor, Trustee shall authenticate and deliver to Transferor the Series of Certificates that are to be issued originally on such Issuance Date pursuant to the applicable Supplement.

      SECTION VI.3 Registration of Transfer and Exchange of Certificates. (a) Trustee, as agent for Transferor, shall keep, or shall cause to be kept, at the office or agency to be maintained in accordance with the provisions of Section 11.16, a register in written form or capable of being converted into written form within a reasonable time (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, a transfer agent and registrar (which may be Trustee) (the "Transfer Agent and Registrar") shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. Transferor hereby appoints Trustee as the initial Transfer Agent and Registrar.

      Transferor, or Trustee as agent for Transferor, may revoke the appointment as Transfer Agent and Registrar and remove the then-acting Transfer Agent and Registrar if Trustee or Transferor (as applicable) determines in its sole discretion that the then-acting Transfer Agent and Registrar has failed to perform its obligations under this Agreement in any material respect. The then-acting Transfer Agent and Registrar shall be permitted to resign as Transfer Agent and Registrar upon 30 days' prior written notice to Trustee,

Transferor and Servicer; provided that such resignation shall not be effective and the then-acting Transfer Agent and Registrar shall continue to perform its duties as Transfer Agent and Registrar until Trustee has appointed a successor Transfer Agent and Registrar reasonably acceptable to Transferor and the Person so appointed has given Trustee written notice that it accepts the appointment. The provisions of Sections 11.1 through 11.5 shall apply to the Transfer Agent and Registrar as if all references to "Trustee" in the applicable provisions of Sections 11.1 through 11.5 were references to the Transfer Agent and Registrar.

      It is intended that the registration of Certificates that is described in this Section comply with the registration requirements contained in Section 163 of the Internal Revenue Code.

      (b) No transfer of all or any part of the Transferor Certificate shall be made unless (i) Transferor shall have given the Rating Agencies and Trustee prior written notice of the proposed transfer, (ii) the Modification Condition shall have been satisfied in connection with the proposed transfer and (iii) Transferor shall have delivered to Trustee, the Rating Agencies, each Purchaser and each Enhancement Provider a Tax Opinion for each outstanding Series of Investor Certificates, Purchased Interest and Enhancement. To the extent any interest in the Transferor Certificate is transferred pursuant to this Section 6.3(b), all payments to Transferor in respect of the Transferor Interest or the Transferor Certificate thereafter shall be made pro rata to all Persons owning any portion of the Transferor Certificate according to such percentages as are set forth in the notice delivered pursuant to clause (i) above. Any attempted transfer of all or any part of the Transferor Certificate other than as provided above shall be void and of no effect.

      (c) Subject to the requirements of subsection (e), if applicable, having been fulfilled, upon surrender for registration of transfer of any Certificate, and, in the case of Investor Certificates, at any office or agency of the Transfer Agent and Registrar maintained for such purpose, Transferor shall execute, and Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the appropriate class and Series that are in authorized denominations of like aggregate fractional interest in the related Series Interest that bear numbers that are not contemporaneously outstanding.

      At the option of an Investor Certificateholder, its Investor Certificates may be exchanged for other Investor Certificates of the same class and Series (and bearing the same interest rate as the Investor Certificate surrendered for registration of exchange) of authorized denominations of like aggregate fractional interests in the related Series Interest and bearing numbers that are not contemporaneously outstanding, upon surrender of the Investor Certificates to be exchanged at any such office or agency. Whenever any Investor Certificates are so surrendered for exchange, Transferor shall execute, and Trustee shall authenticate and deliver, the appropriate number of Investor Certificates of the class and Series that the Investor Certificateholder making the exchange is entitled to receive. Every Investor Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to Trustee or the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in a writing delivered to the Transfer Agent and Registrar.

      No service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require the Certificateholder to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Investor Certificates.

      All Certificates surrendered for registration of transfer and exchange shall be cancelled and disposed of in a manner satisfactory to Trustee.

      (d) Certificates may be surrendered for registration of transfer or exchange at the office of the Transfer Agent and Registrar designated in Section 13.6.

      (e) Unless otherwise provided in the applicable Supplement, Certificateholders holding Definitive Certificates shall not sell, transfer or otherwise dispose of the Certificates unless the sale, transfer or disposition is being made pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws and, prior to the proposed sale, transfer or disposition, the Certificateholder and the proposed transferee each provide Trustee and Transferor with representations and, if requested by Trustee or Transferor, an Opinion of Counsel concerning the proposed sale, transfer or disposition and the availability of the exemption.

      (f) The Investor Certificates shall bear such restrictive legends as shall be set forth in the applicable Supplements.

      SECTION VI.4 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Transfer Agent and Registrar and Trustee such security or indemnity as may be required by them and Transferor to hold each of them, the Trust and Transferor harmless, then, in the absence of notice to Trustee that such Certificate has been acquired by a bona fide purchaser, Transferor shall execute and, upon the request of Transferor, Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, Series, tenor, terms and principal amount and bearing a number that is not contemporaneously outstanding. In connection with the issuance of any new Certificate under this section, Trustee or the Transfer Agent and Registrar may require the payment by the Certificateholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the reasonable fees and expenses of Trustee and Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this section shall constitute conclusive and indefeasible evidence of ownership of an interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all Certificates of the same class and Series that are duly issued hereunder.

      SECTION VI.5 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, Transferor, Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and none of Transferor, Trustee, the Paying Agent, the Transfer Agent and Registrar or any agent of any of them shall be affected by any notice to the contrary; provided that, in determining whether the Holders of the requisite principal amount or stated amount (as applicable) of Certificates or Purchased Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates and Purchased Interests owned by Transferor, Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates and

Purchased Interests that Trustee knows to be so owned shall be so disregarded. Certificates and Purchased Interests so owned that have been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of Trustee the pledgee's right so to act with respect to such Certificates or Purchased Interests and that the pledgee is not Transferor, Servicer or an Affiliate thereof.

      SECTION VI.6 Appointment of Paying Agent. The Paying Agent initially shall be Trustee. Transferor hereby appoints the Paying Agent as its agent to make distributions to Certificateholders pursuant to the applicable Supplements and to report the amounts of the distributions to Trustee. Any Paying Agent shall have the revocable power to withdraw funds from the Master Collection Account for the purpose of making the distributions. Trustee or, at any time when Trustee is also the Paying Agent, Transferor may revoke such power of the Paying Agent and remove the Paying Agent if Trustee or Transferor (as applicable) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' prior written notice to Trustee, Transferor, Servicer and the Rating Agencies. Any resignation or removal of the Paying Agent, and appointment of a successor Paying Agent, shall not become effective until the appointment has been accepted by the successor Paying Agent. If no successor Paying Agent shall have been appointed and shall have accepted appointment within 30 days after the giving of the notice of resignation, the resigning Paying Agent may petition any court of competent jurisdiction to appoint a successor Paying Agent. In the event that Trustee shall no longer be the Paying Agent, Trustee shall appoint a successor Paying Agent (which shall be a bank or trust company) reasonably acceptable to Transferor, which appointment shall be effective on the date on which the Person so appointed gives Trustee written notice that it accepts the appointment. Trustee shall cause the successor Paying Agent or any additional Paying Agent appointed by Trustee to execute and deliver to Trustee an instrument in which it shall agree with Trustee that, as Paying Agent, it will hold all sums, if any, held for payment to the Certificateholders and Purchasers in trust for the benefit of the Certificateholders and Purchasers entitled thereto until the sums shall be paid to the Certificateholders and Purchasers. The Paying Agent shall return all unclaimed funds to Trustee, and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to Trustee. The provisions of Sections 11.1 through 11.5 shall apply to the Paying Agent as if all references in the applicable provisions thereof to "Trustee" were references to the Paying Agent.

      SECTION VI.7 Access to List of Certificateholders' Names and

Addresses. Trustee will furnish or cause to be furnished by the Transfer Agent and Registrar to Transferor, Servicer, any Seller or the Paying Agent, within two Business Days after receipt by Trustee of a written request therefor from Servicer or the Paying Agent, a list in the form Servicer or the Paying Agent may reasonably require of the names and addresses of the Certificateholders as of the most recent Distribution Date. If any Holder or group of Holders of Investor Certificates in any Series evidencing not less than 10% of the aggregate unpaid principal amount of the Series (the "Applicant") applies in writing to Trustee, and the application states that the Applicant desires to communicate with other Certificateholders with respect to their rights under this Agreement, any Supplement or the Certificates and is accompanied by a copy of the communication that the Applicant proposes to transmit, then Trustee, after having been adequately indemnified by the Applicant for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford the Applicant access during normal business hours to the most recent list of Certificateholders held by Trustee, within five Business Days after the receipt of the application and indemnification. The list shall be as of a date no more than 45 days prior to the date of receipt of the Applicant's request.

      Every Certificateholder, by receiving and holding a Certificate, agrees with Trustee that neither Trustee, the Transfer Agent and Registrar, Transferor, Servicer, any Seller nor any of their respective agents shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which the information was derived.

      SECTION VI.8 Authenticating Agent. (a) Trustee may appoint one or more authenticating agents with respect to the Certificates that shall be authorized to act on behalf of Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Either Trustee or the authenticating agent, if any, then appointed and acting on behalf of Trustee shall authenticate the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by Trustee or Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of Trustee by an authenticating agent and a certificate of authentication executed on behalf of Trustee by an authenticating agent. Each authenticating agent must be acceptable to Transferor.

      (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any document or any further act on the part of Trustee, the authenticating agent or any other Person.

      (c) An authenticating agent may at any time resign by giving written notice of resignation to Trustee and Transferor. Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to the authenticating agent and Transferor. Upon receiving a notice of resignation or upon a termination, or in case at any time an authenticating agent shall cease to be acceptable to Trustee or Transferor, Trustee may promptly appoint a successor authenticating agent. Any successor authenticating agent, upon acceptance of its appointment, shall become vested with all the rights, powers and duties of its predecessor, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to Trustee and Transferor.

      (d) Servicer agrees to pay to each authenticating agent (if any), as an expense of Servicer paid out of the Servicing Fee, reasonable compensation from time to time for services performed under this section.

      (e) The provisions of Sections 11.1, 11.2 and 11.3 shall be applicable to any authenticating agent as if the references in the applicable provisions thereof to "Trustee" were references to the authenticating agent.

      (f) Pursuant to an appointment made under this section, the Certificates may have endorsed thereon, in lieu of Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

            "This is one of the Certificates described in the Supplement dated as of __________ ___, 199_.

                   MANUFACTURERS AND TRADERS TRUST COMPANY, as
                   Trustee


                              By:_________________________
                                   as Authenticating Agent
                   for Trustee,

                              By:_________________________
                                   Authorized Officer."

      SECTION VI.9 Tax Treatment. It is the intent of Transferor and the Investor Certificateholders that, for purposes of Federal, state and local income and franchise taxes and other taxes measured by or imposed on income, the Investor Certificates will be treated as evidence of indebtedness secured by the Transferred Assets and the Trust will not be characterized as an association taxable as a corporation. Transferor, by entering into this Agreement, and each Investor Certificateholder, by its acceptance of its Investor Certificate, agree to treat the Investor Certificates as indebtedness (or, if so provided in the applicable Supplement, an interest in a partnership) for purposes of Federal, state and local income and franchise taxes and any other taxes measured by or imposed on income. The provisions of this Agreement and all related Transaction Documents shall be construed to further these intentions of the parties. In accordance with the foregoing, Transferor agrees that it will report its income for purposes of Federal, state and local income or franchise taxes, and any other taxes measured by or imposed on income, on the basis that it is the owner of the Receivables. Except to the extent otherwise required by applicable law or any Governmental Authority, Trustee hereby agrees to treat the Trust as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

      SECTION VI.10 Issuance of Additional Series of Certificates and Sales of Purchased Interests. (a) Transferor may from time to time issue and direct Trustee to authenticate one or more classes of any newly issued Series of Investor Certificates (a "New Issuance"). In addition, to the extent permitted for any Series of Investor Certificates as specified in the related Supplement, the Investor Certificateholders of the Series may tender their Investor Certificates to Trustee, and Transferor may allocate a portion of the Transferor Interest pursuant to the terms and conditions set forth in the Supplement, in exchange for one or more newly issued Series of Investor Certificates (an "Investor Exchange"). New Issuances and Investor Exchanges collectively are referred to as "Issuances".

      (b) Transferor may direct Trustee to authenticate an Issuance by notifying Trustee, in writing, at least five Business Days (or such shorter period as shall be acceptable to Trustee) in advance (an "Issuance Notice") of the date upon which the Issuance is to occur (an "Issuance Date"). Any Issuance Notice shall state the designation of any Series to be issued on the Issuance Date and, with respect to each class or Series: (i) its initial invested amount (or the method for calculating the initial invested amount), (ii) its interest rate (or the method for allocating interest payments or other cash flows to the Series), if any, and (iii) the Enhancement Provider, if any, with respect to the Series.

      (c) On the Issuance Date, Transferor shall deliver to Trustee for authentication under Section 6.2, and Trustee shall authenticate and deliver any such class or classes of Series of Investor Certificates only upon delivery to it (and, in the case of item (iv) below, each Rating Agency, Purchaser and any Enhancement Provider) of the following:

            (i) a Supplement satisfying the criteria set forth in subsection (d) and in form reasonably satisfactory to Trustee executed by Transferor and Servicer and specifying the principal terms of the Series;

            (ii) the applicable Enhancement, if any;

            (iii) the agreement, if any, pursuant to which the Enhancement Provider agrees to provide the Enhancement, if any;

            (iv) a Tax Opinion for each outstanding Series of Investor Certificates, Purchased Interest and Enhancement with respect to such Issuance;

            (v) evidence that the Modification Condition has been satisfied with respect to such Issuance (unless such Issuance occurs on the First Issuance Date);

            (vi) for any Issuance other than an Issuance occurring on the First Issuance Date, an Officer's Certificate of Transferor that on the Issuance Date, after giving effect to the Issuance (and the repayment, on the date of the Issuance, of any existing Investor Certificates with funds (including proceeds of sale of the new Series) on deposit in the Principal Funding Account), any requirements set out in the Supplement with respect to any then-outstanding Series with respect to the amount of Certificates that may not, by their terms, be transferred has been satisfied;

            (vii) an Officer's Certificate of Servicer stating that no Early Amortization Event or Unmatured Early Amortization Event has occurred and is continuing and that there is not a substantial likelihood that the Issuance would result in an Early Amortization Event or an Unmatured Early Amortization Event at any time in the future;

            (viii) in the case of an Investor Exchange, any Investor Certificates that are being exchanged in connection therewith;

            (ix) any other documents, certificates and Opinions of Counsel as may be required by the applicable Supplement; and

            (x) an Officer's Certificate of Servicer to the effect that all conditions specified in clauses (i) through (ix) have been satisfied.

Upon satisfaction of the conditions, Trustee shall cancel any applicable Investor Certificates and issue, as provided above, the new Series of Investor Certificates dated the Issuance Date. Any such Series of Investor Certificates shall be substantially in the form specified in the related Supplement and shall bear, upon its face, the designation for the Series to which it belongs, as selected by Transferor. There is no limit to the number of Issuances that may be made under this Agreement.

      (d) In conjunction with an Issuance, the parties hereto shall execute a Supplement, which shall specify the relevant terms with respect to any newly issued Series of Investor Certificates, which may include: (i) its name or designation, (ii) the initial invested amount or the method of calculating the initial invested amount, (iii) the applicable interest rate (or formula for the determination thereof), (iv) the Issuance Date, (v) the rating agency or agencies rating the Series, if any, (vi) the name of the Clearing Agency, if any, (vii) the interest payment date or dates and the date or dates from which interest shall accrue, (viii) the method of allocating Collections with respect to Receivables for the Series and, if applicable, with respect to any paired Series and the method by which the principal amount of Investor Certificates of the Series shall amortize or accrete and the method for allocating write-offs,
(ix) the names of any accounts to be used by the Series and the terms governing the operation of any such account, (x) the terms of any Enhancement with respect to the Series, (xi) the Enhancement Provider, if applicable, (xii) the base rate applicable to the Series, (xiii) the terms on which the Certificates of the Series may be repurchased or remarketed to other investors, (xiv) any deposit into any account provided for the Series, (xv) the number of classes of the Series, and if more than one class, the rights and priorities of each class,
(xvi) whether any fees, breakage payments or early termination payments will be included in the funds available to be paid for the Series, (xvii) the subordination of the Series to any other Series, (xviii) whether the Series will be a part of a group or subject to being paired with any other Series, (xix) whether the Series will be prefunded and (xx) any other relevant terms of the Series. The terms of the Supplement may modify or amend the terms of this Agreement or the Purchase Agreement (including the related definitions) solely as applied to the new Series.

      (e) Except as specified in any Supplement for the related Series, all Investor Certificates of any Series shall rank pari passu and be equally and ratably entitled as provided herein to the benefits hereof (except that the

Enhancement provided for any Series shall not be available for any other Series) without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement and the related Supplement.

      (f) Transferor may from time to time direct Trustee, on behalf of the Trust, to sell one or more Purchased Interests pursuant to, and direct Trustee to enter into, a PI Agreement. No Purchased Interest shall represent any interest in any Enhancement for the benefit of any Series, any class of Investor Certificates or any other Purchased Interest, any Transaction Account established pursuant to any Supplement or the PI Agreement relating to any other Purchased Interest except to the extent set forth in the PI Agreement with respect to such other Purchased Interest. Each PI Agreement may provide that no Investor Certificateholder, Purchaser under any other PI Agreement or Enhancement Provider shall be a third-party beneficiary thereof or have any benefit or any legal or equitable right, remedy or claim under the PI Agreement.

      (g) On or before the date of the initial sale of a Purchased Interest pursuant to a particular PI Agreement, the parties hereto and the related Purchaser will execute and deliver a PI Agreement that will specify the terms of the Purchased Interest. The terms of the PI Agreement may modify or amend the terms of this Agreement solely as applied to the Purchased Interest. The obligation of Trustee to execute and deliver the related PI Agreement is subject to the satisfaction of the following conditions:

            (i) on or before the tenth Business Day (or a shorter period as shall be acceptable to the parties) immediately preceding the related Issuance Date, Transferor shall have given Trustee, Servicer, each Rating Agency, each Purchaser and each Enhancement Provider (if any) written notice of the sale of the Purchased Interest and the Issuance Date;

            (ii) Transferor shall have delivered to Trustee the related PI Agreement, in form satisfactory to Trustee, each executed by each party thereto other than Trustee;

            (iii) the Modification Condition shall have been satisfied with respect to the sale;

            (iv) the sale will not (A) contravene any provision of this Agreement, any Supplement, any agreement pursuant to which any Enhancement is provided or any PI Agreement (or any agreement related thereto) or (B) constitute, or result in (or have a substantial likelihood that it will result, at any time in the future, in) the occurrence of, an Early Amortization Event or an Unmatured Early Amortization Event;

            (v) Transferor shall have delivered to Trustee, each Rating Agency, each Purchaser and any Enhancement Provider, a Tax Opinion for each outstanding Series of Investor Certificates, Purchased Interest and Enhancement, dated the Issuance Date, with respect to the sale; and

            (vi) Transferor shall have delivered to Trustee an Officer's Certificate, dated the Issuance Date for such Purchased Interest, to the effect that all conditions set forth in clauses (i) and (iv) of this Section for the sale of the Purchased Interest and the execution and delivery of the related PI Agreement has been satisfied.

Upon satisfaction of the above conditions, Trustee shall execute and, at the written direction of Transferor, deliver the related PI Agreement and any related documents that Transferor shall reasonably request. The terms of the PI Agreement may modify or amend the terms of this Agreement or the Purchase Agreement (including the related definitions) solely as applied to the new Purchased Interest.

      (h) Transferor may from time to time direct Trustee to extend any PI Agreement, subject to the satisfaction of the following conditions:

            (i) on or before the tenth Business Day (or a shorter period as shall be acceptable to the parties) immediately preceding the date of the extension, Transferor shall have given Trustee, Servicer, the Rating Agency and any Enhancement Provider written notice of the extension and the date on which the extension shall occur;

            (ii) Transferor shall have delivered to Trustee the required agreements, certificates, documents and filings, in form satisfactory to Trustee, executed by each party thereto other than Trustee;

            (iii) the extension will not (A) contravene any provision of this Agreement, any Supplement, any agreement pursuant to which any Enhancement is provided or any PI Agreement (or any agreement related thereto) or (B) constitute, or result in the occurrence of, an Early Amortization Event or an Unmatured Early Amortization;

            (iv) Transferor shall have delivered to Trustee, the Rating

      Agency, each Purchaser and any Enhancement Provider a Tax Opinion for each outstanding Series of Investor Certificates, Purchased Interest and Enhancement, dated the date of the extension, with respect to the extension;

            (v) Transferor shall have delivered to Trustee an Officer's Certificate, dated the date of the extension, to the effect that all conditions set forth in clauses (i) and (iii) of this Section for the extension of such PI Agreement and the execution and delivery of the related documents has been satisfied; and

            (vi) the Modification Condition shall have been satisfied.

      SECTION VI.11 Book-Entry Certificates. (a) If provided in any Supplement, the Investor Certificates of any Series, upon original issuance, will be issued in the form of one or more Book-Entry Certificates, to be delivered to the applicable Clearing Agency, by, or on behalf of, Transferor. The Investor Certificates of the Series initially shall be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a Definitive Certificate representing such Certificate Owner's interest in the Investor Certificates, except as provided in Section
6.13. To the extent a Supplement provides that the Investor Certificates of a Series will originally be issued in the form of one or more Book-Entry Certificates, then unless and until Definitive Certificates have been issued to Certificate Owners pursuant to Section 6.13:

            (i) the provisions of this section shall be in full force and effect;

            (ii) Transferor, Servicer, the Paying Agent, the Transfer Agent and Registrar and Trustee may deal with the Clearing Agency and the Clearing Agency Participants for all purposes (including the making of distributions on the Investor Certificates) as the authorized representatives of the Certificate Owners;

            (iii) to the extent that the provisions of this section conflict with any other provisions of this Agreement, the provisions of this section shall control; and

            (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between the Certificate Owners and the Clearing Agency and/or the Clearing Agency

      Participants. Unless and until Definitive Certificates are issued pursuant to Section 6.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Investor Certificates to the Clearing Agency Participants.

      (b) Certificates sold to Qualified Institutional Buyers in reliance on Rule 144A under the Securities Act shall be represented by one or more Book-Entry Certificates (the "144A Book-Entry Certificates"), in registered form, without coupons, which will be deposited upon the order of Transferor on the Issuance Date with Trustee as custodian for and registered in the name of Cede & Co., as nominee of the Clearing Agency.

      (c) Certificates sold in offshore transactions in reliance on Regulation S shall be represented initially by temporary Book-Entry Certificates (the "Regulation S Temporary Book-Entry Certificates"). The Regulation S Temporary Book-Entry Certificates shall be exchanged on the later of (i) 40 days after the later of (A) the Issuance Date and (B) the completion of the distribution of the Certificates, as certified by the Lead Placement Agent and (ii) the date on which the requisite certifications are due to and provided to Trustee (the later of clauses (i) and (ii) is referred to as the "Exchange Date") for permanent Book-Entry Certificates (the "Unrestricted Book-Entry Certificates," and together with the Regulation S Temporary Book-Entry Certificates, the "Regulation S Book-Entry Certificates"). The Regulation S Temporary Book-Entry Certificates shall be issued in registered form, without coupons, and deposited upon the order of Transferor with Trustee as custodian for and registered in the name of a nominee of the Clearing Agency for credit to the account of the depositaries for Euroclear and Cedel, which depositaries shall, on behalf of Euroclear and Cedel, hold the interests on behalf of account holders (each a "Member Organization"), which have rights in respect of the Certificates credited to their securities accounts with Euroclear or Cedel from time to time.

      (d) A Certificate Owner holding an interest in a Regulation S Temporary Book-Entry Certificate may receive payments in respect of the Certificates on the Regulation S Temporary Book-Entry Certificate only after delivery to Euroclear or Cedel, as the case may be, of a written certification substantially in the form of a certification in the form set forth in Exhibit F, and upon delivery by Euroclear or Cedel, as the case may be, to the Transfer Agent and Registrar of a certification or certifications substantially in the form set forth in Exhibit G. The delivery by a Certificate Owner of the certification referred to above shall constitute its irrevocable instruction to Euroclear or

Cedel, as the case may be, to arrange for the exchange of the Certificate Owner's interest in the Regulation S Temporary Book-Entry Certificate for a beneficial interest in the Unrestricted Book-Entry Certificate after the Exchange Date in accordance with the paragraph below.

      After (i) the Exchange Date and (ii) receipt by the Transfer Agent and Registrar of written instructions from Euroclear or Cedel, as the case may be, directing the Transfer Agent and Registrar to credit or cause to be credited to either Euroclear's or Cedel's, as the case may be, depositary's account a beneficial interest in the Unrestricted Book-Entry Certificate in a principal amount not greater than that of the beneficial interest in the Regulation S Temporary Book-Entry Certificate, the Transfer Agent and Registrar shall instruct the Clearing Agency to reduce the principal amount of the Regulation S Temporary Book-Entry Certificate and increase the principal amount of the Unrestricted Book-Entry Certificate, by the principal amount of the beneficial interest in the Regulation S Temporary Book-Entry Certificate to be so transferred, and to credit or cause to be credited to the account of Euroclear, Cedel or a Person who has an account with the Clearing Agency (a "Clearing Agency Participant"), as the case may be, a beneficial interest in the Unrestricted Book-Entry Certificate having a principal amount of the Regulation S Temporary Book-Entry Certificate that was reduced upon the transfer.

      Upon return of the entire principal amount of the Regulation S Temporary Book-Entry Certificate to Trustee in exchange for beneficial interests in the Unrestricted Book-Entry Certificate, Trustee shall cancel the Regulation S Temporary Book-Entry Certificate by perforation and shall forthwith destroy it.

      (e) Transfers within a single Series between different Book-Entry Certificates shall be made in accordance with this Section.

             (i) For transfer of an interest in an Unrestricted Book-Entry Certificate for an interest in the 144A Book-Entry Certificate, if the Certificateholder of a beneficial interest in an Unrestricted Book-Entry Certificate deposited with the Clearing Agency wishes at any time to exchange its interest in the Unrestricted Book-Entry Certificate, or to transfer its interest in the Unrestricted Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of an interest in the 144A Book-Entry Certificate, the Certificateholder may, subject to the rules and procedures of Euroclear or Cedel and the Clearing Agency, as the case may be, give directions for the Transfer Agent and Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the 144A Book-Entry Certificate. Upon receipt by the Transfer Agent and Registrar of instructions from Euroclear or Cedel (based on instructions from a Member Organization) or from a Clearing Agency Participant, as applicable, or the Clearing Agency, as the case may be, directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the 144A Book-Entry Certificate equal to the beneficial interest in the Unrestricted Book-Entry Certificate to be exchanged or transferred (such instructions to contain information regarding the Clearing Agency Participant account to be credited with the increase, and, with respect to an exchange or transfer of an interest in the Unrestricted Book-Entry Certificate, information regarding the Clearing Agency Participant account to be debited with the decrease), the Transfer Agent and Registrar shall instruct the Clearing Agency to reduce the Unrestricted Book-Entry Certificate by the aggregate principal amount of the beneficial interest in the Unrestricted Book-Entry Certificate to be exchanged or transferred, and the Transfer Agent shall instruct the Clearing Agency, concurrently with the reduction, to increase the principal amount of the 144A Book-Entry Certificate by the aggregate principal amount of the beneficial interest in the Unrestricted Book-Entry Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the 144A Book-Entry Certificate equal to the reduction in the principal amount of the Unrestricted Book-Entry Certificate.

             (ii) For transfers of an interest in the 144A Book-Entry Certificate for an interest in a Regulation S Book-Entry Certificate, if a Certificate Owner holding a beneficial interest in the 144A Book-Entry Certificate wishes at any time to exchange its interest in the 144A Book-Entry Certificate for an interest in a Regulation S Book-Entry Certificate, or to transfer its interest in the 144A Book-Entry Certificate to a Person who wishes to take delivery thereof in the form of an interest in the Regulation S Book-Entry Certificate, the Certificateholder may, subject to the rules and procedures of the Clearing Agency, give directions for the Transfer Agent and Registrar to exchange or cause the exchange or transfer or cause the transfer of the interest for an equivalent beneficial interest in the Regulation S Book-Entry Certificate. Upon receipt by the Transfer Agent and Registrar of (A) instructions given in accordance with the Clearing Agency's procedures from a Clearing Agency Participant directing the Transfer Agent and Registrar to credit or cause to be credited a beneficial interest in the Regulation S

      Book-Entry Certificate in an amount equal to the beneficial interest in the 144A Book-Entry Certificate to be exchanged or transferred, (B) a written order given in accordance with the Clearing Agency's procedures containing information regarding the account of the depositaries for Euroclear or Cedel or another Clearing Agency Participant, as the case may be, to be credited with the increase and the name of the account and (C) certificates in the forms of Exhibits H and I, respectively, given by the Certificate Owner and the proposed transferee of the interest, the Transfer Agent and Registrar shall instruct the Clearing Agency to reduce the 144A Book-Entry Certificate by the aggregate principal amount of the beneficial interest in the 144A Book-Entry Certificate to be so exchanged or transferred and the Transfer Agent and Registrar shall instruct the Clearing Agency, concurrently with the reduction, to increase the principal amount of the Regulation S Book-Entry Certificate by the aggregate principal amount of the beneficial interest in the 144A Book-Entry Certificate to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in the instructions a beneficial interest in the Regulation S Book-Entry Certificate equal to the reduction in the principal amount of the 144A Book-Entry Certificate.

             (iii) Notwithstanding any other provisions of this section, a placement agent for the Investor Certificates may exchange beneficial interests in the Regulation S Temporary Book-Entry Certificate held by it for interests in the 144A Book-Entry Certificate only after delivery by the placement agent of instructions for the exchange substantially in the form of Exhibit J. Upon receipt of the instructions provided in the preceding sentence, the Transfer Agent and Registrar shall instruct the Clearing Agency to reduce the principal amount of the Regulation S Temporary Book-Entry Certificate to be so transferred and shall instruct the Clearing Agency to increase the principal amount of the 144A Book-Entry Certificate and credit or cause to be credited to the account of the placement agent a beneficial interest in the 144A Book-Entry Certificate having a principal amount equal to the amount by which the principal amount of the Regulation S Temporary Book-Entry Certificate was reduced upon the transfer pursuant to the instructions provided in the first sentence of this subclause.

             (iv) If a Book-Entry Certificate is exchanged for a Definitive Certificate, the Certificates may be exchanged or transferred for one another only in accordance with such procedures as are substantially consistent with the provisions of clauses (i) through (iii) above

      (including the certification requirements intended to ensure that the exchanges or transfers comply with Rule 144 or Regulation S under the Securities Act, as the case may be) and as may be from time to time adopted by Trustee.

      SECTION VI.12 Notices to Clearing Agency. Whenever notice or other communication to the Investor Certificateholders of any Series represented by Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to
Section 6.13, Trustee, Servicer and the Paying Agent shall give all such notices and communications specified herein to be given to the Investor Certificateholders of the Series to the Clearing Agency.

      SECTION VI.13 Definitive Certificates. If (a)(i) Transferor advises Trustee in writing that the Clearing Agency is no longer willing or able to discharge its responsibilities under any Letter of Representations properly, and
(ii) Transferor is unable to locate a qualified successor, (b) Transferor, at its option, advises Trustee in writing that, with respect to any Series, it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of a Servicer Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Invested Amount of the Series advise Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of the Series, Trustee shall notify the Clearing Agency of the occurrence of any such event and of the availability of Definitive Certificates of the Series to Certificate Owners of the Series requesting the same. Upon surrender to Trustee of the Investor Certificates of the Series by the Clearing Agency accompanied by registration instructions from the Clearing Agency for registration, Trustee shall authenticate and deliver Definitive Certificates of the Series. Neither Transferor, the Transfer Agent and Registrar nor Trustee shall be liable for any delay in delivery of the instructions and may conclusively rely on, and shall be protected in relying on, the instructions. Upon the issuance of Definitive Certificates of any Series, all references herein to obligations with respect to the Series imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by Trustee, to the extent applicable with respect to the Definitive Certificates and Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

      SECTION VI.14 Letter of Representations. Notwithstanding anything to the contrary in this Agreement or any Supplement, the parties hereto shall comply with the terms of each Letter of Representations.

ARTICLE VII TRANSFEROR

      SECTION VII.1 Representations and Warranties of Transferor Relating to Transferor and the Transaction Documents. On the date hereof and on each Issuance Date, Transferor hereby represents and warrants that:

            (a) Organization and Good Standing. Transferor is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to acquire, own and transfer the Receivables and the Related Transferred Assets.

            (b) Due Qualification. Transferor is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires qualification, licenses or approvals and where the failure so to qualify, to obtain the licenses and approvals or to preserve and maintain the qualification, licenses or approvals would have a substantial likelihood of having a Material Adverse Effect.

            (c) Power and Authority. Transferor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

            (d) Binding Obligations. This Agreement constitutes, and each other Transaction Document to which Transferor is a party when executed and delivered will constitute, a legal, valid and binding obligation of Transferor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

            (e) Authorization; No Conflict or Violation. The execution, delivery and performance of, and the consummation of the transactions contemplated by, this Agreement and the other Transaction Documents to be signed by Transferor and the fulfillment of the terms hereof and thereof have been duly authorized by all necessary action and will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) its Certificate of Incorporation or Bylaws or
      (B) any indenture, loan agreement, mortgage, deed of trust or other material agreement or instrument to which Transferor is a party or by which it or any of its properties is bound, (ii) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such contract, indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than this Agreement and the other Transaction Documents, or (iii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties, which conflict, violation, breach, default or Adverse Claim, individually or in the aggregate, would have a substantial likelihood of having a Material Adverse Effect.

            (f) Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of Transferor, threatened against it before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of clauses (i) and (ii), (A) asserts the invalidity of this Agreement or any other Transaction Document, (B) seeks to prevent the transfer of any Receivables or Related Transferred Assets to the Trust, the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document, (C) seeks any determination or ruling that would materially and adversely affect the performance by Transferor of its obligations under this Agreement or any other Transaction Document or the validity or enforceability of this Agreement or any other Transaction Document, (D) seeks to affect materially and adversely the income tax attributes of the transfers hereunder or the Trust under the United States Federal income tax system or any state income tax system or (E) individually or in the aggregate for all such actions, suits, proceedings and investigations would have a substantial likelihood of having a Material Adverse Effect.

            (g) Governmental Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by Transferor, and all notices to and filings with any Governmental Authority, that are required to be made by it, in the case of each of the foregoing in connection with the transfer of Receivables and Related Transferred Assets to the Trust or the execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect, except where the failure to obtain or make any such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, would not reasonably be expected to have a Material Adverse Effect.

            (h) Offices. Transferor's principal place of business and chief executive office is, and since the date of its incorporation has been, located at the address set forth under Transferor's signature hereto (or at such other locations, notified to Servicer and Trustee in accordance with Section 7.2(c), in jurisdictions where all action required by Section 7.2(c) has been taken and completed).

            (i) Account Banks. The names and addresses of all the Account Banks are specified in Schedule 1 or, after the First Issuance Date, have been provided by Servicer to Trustee pursuant to Section 3.3(c), and the account numbers of the Bank Accounts at such Account Banks have been specified in a letter provided on or prior to the First Issuance Date to Trustee or, after the First Issuance Date, have been provided by Servicer to Trustee pursuant to Section 3.3(c). The Account Agreements to which Transferor is a party constitute the legal, valid and binding obligations of the parties thereto enforceable against such parties in accordance with their respective terms subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights generally and general equitable principles.

            (j) Investment Company Act. Transferor is not, and is not controlled by, an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended.

      The representations and warranties set forth in this section shall survive the transfer and assignment of the Receivables and the other Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give written notice to the other parties to this Agreement within three Business Days following the discovery; provided, however, that if such breach arises from a Seller's failure to perform its obligations under the Purchase Agreement and such failure is of the type that may be cured by settlement of a Seller Non-Complying Receivables Adjustment or Seller Dilution Adjustment under Sections 3.1 and 3.5 of the Purchase Agreement, and such settlement shall have (in fact) been made, then no breach shall be deemed to have occurred under this Agreement. Trustee's obligations in respect of discovering any breach are limited as provided in Section 11.2(g).

      SECTION VII.2 Covenants of Transferor. So long as any Investor Certificates or Purchased Interests remain outstanding (other than any Investor Certificates or Purchased Interests payment for which has been duly provided for in accordance with this Agreement), Transferor shall:

             (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders (including those relating to the Receivables, the Related Transferred Assets, the funds in the Transaction Accounts and the related Contracts and any other agreements related thereto), in each case to the extent the failure to comply, individually or in the aggregate for all such failures, would have a substantial likelihood of having a Material Adverse Effect.

             (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would have a substantial likelihood of having a Material Adverse Effect.

             (c) Location of Offices. Keep its principal place of business and chief executive office at the address referred to in Section 7.1(h) or, upon not less than 30 days' (or such shorter number of days as is acceptable to the Servicer and Trustee) prior written notice given by Transferor to Servicer and Trustee, at such other location in a jurisdiction where all action required pursuant to Section 3.10 shall have been taken and completed. Transferor will at all times maintain its chief executive offices within the United States of America.

             (d) Reporting Requirements of Transferor. Unless Trustee and the Required Series Holders for each outstanding Series shall otherwise consent in writing, furnish to Trustee, the Investor Certificateholders and the Rating Agencies:

                  (i) Early Amortization Events. As soon as possible, and in any event within five Business Days after an Authorized Officer of Transferor has obtained knowledge of the occurrence of any Early Amortization Event or any Unmatured Early Amortization Event, a written statement of an Authorized Officer of Transferor describing the event and the action that Transferor proposes to take with respect thereto, in each case in reasonable detail,

                  (ii) Material Adverse Effect. As soon as possible and in any event within five Business Days after an Authorized Officer of Transferor has knowledge thereof, written notice that describes in reasonable detail any Adverse Claim, other than any Permitted Adverse Claim, against the Transferred Assets or any other event or occurrence that, individually or in the aggregate for all such events or occurrences, has had, or would have a substantial likelihood of having, in the reasonable, good faith judgment of Transferor, a Material Adverse Effect,

                  (iii) Proceedings. As soon as possible and in any event within five Business Days after an Authorized Officer of Transferor has knowledge thereof, written notice of (A) any litigation, investigation or proceeding of the type described in Section 7.1(f) not previously disclosed to Trustee and (B) any material adverse development that has occurred with respect to any such previously disclosed litigation, investigation or proceeding,

                  (iv) Other. Promptly, from time to time, any other
            information, documents, records or reports respecting the Receivables or the Related Transferred Assets or any other information respecting the condition or operations, financial or otherwise, of Transferor, in each case as Trustee may from time to time reasonably request in order to protect the interests of Trustee, the Trust or the Investor Certificateholders under or as contemplated by this Agreement.

            (e) Adverse Claims. Except for any conveyances under the

      Transaction Documents, not permit to exist any Adverse Claim (other than Permitted Adverse Claims or Special New Jersey EPA Claims) to or in favor of any Person upon or with respect to, or cause to be filed any financing statement or equivalent document relating to perfection that covers, any Transferred Asset or any interest therein. Transferor shall defend the right, title and interest of the Trust in, to and under the Transferred Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under Transferor.

            (f) Extension or Amendment of Receivables; Change in Credit and Collection Policy or Contracts. Not (i) extend, amend or otherwise modify the terms of any Receivable or Contract (except as permitted by the Credit and Collection Policy) in a manner that would have a material adverse effect on the Investor Certificateholders or the Purchasers, or (ii) permit any Seller to make any change in its Credit and Collection Policy that would have a material adverse effect on the Investor Certificateholders or the Purchasers; provided that Transferor or Servicer, as applicable, may change the terms and provisions of the Credit and Collection Policy if (A) with respect to any material change of collection policies, the change is made with the prior written approval of each Agent, if any, and the Modification Condition is satisfied with respect thereto, (B) with respect to any material change of collection procedures, the change is made with prior written notice to each Agent and no material adverse effect on any Series or Purchased Interest would result, and (C) with respect to any material change in accounting policies relating to Write-Offs, the change is made in accordance with GAAP.

            (g) Mergers, Acquisitions, Sales, Etc. Not:

                  (i) except pursuant to the Transaction Documents (A) be a
            party to any merger or consolidation, or directly or indirectly purchase or otherwise acquire all or substantially all of the assets or any stock of any class of, or any partnership or joint venture interest in, any other Person, or (B) directly or indirectly, sell, transfer, assign, convey or lease, whether in one transaction or in a series of transactions, all or substantially all of its assets, or sell or assign with or without recourse any Receivables or Related Transferred Assets (other than pursuant hereto) unless:

                        (x)(1) the corporation formed by the consolidation or
                  into which Transferor is merged or the Person that acquires by conveyance or transfer the properties and assets of Transferor substantially as an entirety shall be, if Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, and shall expressly assume, by an agreement supplemental hereto, executed and delivered to Trustee, in form satisfactory to Trustee and each Agent, the performance of every covenant and obligation of Transferor hereunder, including its obligations under Section 7.3, under each Supplement and under each PI Agreement, and
                  (2) Transferor has delivered to Trustee an Officer's Certificate stating that the consolidation, merger, conveyance or transfer and the supplemental agreement comply with this section and an Opinion of Counsel stating that the supplemental agreement is a valid and binding obligation of the surviving entity enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity), and

                        (y) the Modification Condition shall have been satisfied
                  with respect to the consolidation, merger, conveyance or transfer, and the Transferor's independent director shall have approved such consolidation, merger, conveyance or transfer, and

                        (z) Transferor shall have delivered to Trustee, each
                  Rating Agency, each Purchaser and each Enhancement Provider a Tax Opinion for each outstanding Series of Investor Certificates, Purchased Interest and Enhancement, dated the date of the consolidation, merger, conveyance or transfer, with respect thereto, or

                  (ii) except as contemplated in the Purchase Agreement in
            connection with Transferor's purchases of Receivables and Related Assets from the Sellers, (A) make, incur or suffer to exist an investment in, equity contribution to, or payment obligation in respect of the deferred purchase price of property or services from, any Person, or (B) declare or pay any dividends on its capital stock or make any loan or advance to any Person other than for reasonable and customary operating expenses provided that notwithstanding (A) or (B), (I) Transferor may make payments in respect of its obligations under the Buyer Notes in accordance with their terms and (II) at any time when the Transferor Net Worth shall be at least 18% of the aggregate Unpaid Balance of the Receivables, Transferor shall be permitted to declare and pay dividends on its capital stock and make loans and/or suffer to exist an investment in Treasure Chest or Big Flower.

            (h) Change in Name. Not change its corporate name or the name under or by which it does business, or permit any Seller to change its corporate name or the name under or by which it does business, unless prior to the change in name, Transferor shall have filed (or shall have caused to be filed) any financing statements or amendments as Servicer or Trustee determines may be necessary to continue the perfection of the Trust's interest in the Receivables, the Related Transferred Assets and the proceeds thereof.

            (i) Amendment of Certificate of Incorporation; Change in Business. Not amend any of Articles III, IV, XII(g), XII(h) or XIV of its Certificate of Incorporation, or engage in any business other than as contemplated by the Transaction Documents, unless the Modification Condition has been satisfied in connection with the amendment or change in Transferor's business.

            (j) Amendments to Purchase Agreement. Except as expressly provided otherwise in this Agreement, make no amendment to the Purchase Agreement that would adversely affect in any material respect the interests of the Investor Certificateholders, the Purchasers or any Enhancement Provider.

            (k) Enforcement of Purchase Agreement. Perform all its obligations under and otherwise comply with the Purchase Agreement in all material respects and, if requested by Trustee, enforce, for the benefit of the Trust, the covenants and agreements of any Seller in the Purchase Agreement.

            (l) Other Indebtedness. Not (i) create, incur or permit to exist any Indebtedness, Guaranty or liability or (ii) cause or permit to be issued for its account any letters of credit or bankers' acceptances, except for (A) Indebtedness incurred pursuant to the Buyer Notes, (B) other liabilities specifically permitted to be created, incurred or owed by Transferor pursuant to or in connection with the Transaction Documents, and (C) liabilities for reasonable and customary operating expenses in an aggregate amount that do not exceed $15,000 in any of its fiscal quarters.

            (m) Separate Corporate Existence. Hereby acknowledge that Trustee and the Investor Certificateholders are, and will be, entering into the transactions contemplated by the Transaction Documents in reliance upon Transferor's identity as a legal entity separate from any Seller, Servicer and any other Person. Therefore, from and after the First Issuance Date, Transferor shall take all reasonable steps to maintain its existence as a corporation separate and apart from Servicer, each Seller and any other Big Flower Person. Without limiting the generality of the foregoing, Transferor shall take such actions as shall be reasonably required in order that:

                  (i) Transferor will not incur any material indirect or
            overhead expenses for items shared between Transferor and any Big Flower Person that are not reflected in the Servicing Fee, other than shared items of expenses not reflected in the Servicing Fee, such as legal, auditing and other professional services, that will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered, it being understood that any Big Flower Person will pay all expenses owing by Transferor or any Big Flower Person relating to the preparation, negotiation, execution and delivery of the Transaction Documents, including, without limitation, legal, commitment, agency and other fees.

                  (ii) Transferor will account for and manage its liabilities separately from those of every other Big Flower Person, including payment of all payroll and administrative expenses and taxes (other than taxes that are determined or required to be determined on a consolidated or combined basis) from its own assets.

                  (iii) Transferor will conduct its business at an office
            segregated from the offices of each Big Flower Person, which office of Transferor may consist of office space shared with a Big Flower Person, a portion of which is allocated solely to Transferor.

                  (iv) Transferor will maintain corporate records, books of
            account and stationery separate from those of every Big Flower
            Person.

                  (v) Any annual financial statements of any Big Flower Person that are made publicly available and which are consolidated to include Transferor will contain footnotes stating that Treasure Chest and certain other Subsidiaries of Big Flower have sold Receivables and indicating that the assets of Transferor will not be available to Big Flower or such Subsidiaries unless Transferor's liabilities have been paid in full.

                  (vi) Transferor's assets will be maintained in a manner that facilitates their identification and segregation from those of any Big Flower Person.

                  (vii) Transferor shall not, directly or indirectly, be named and shall not enter into an agreement to be named as a direct or contingent beneficiary or loss payee on any insurance policy with respect to any loss relating to the property of a Big Flower Person.

                  (viii) Any transaction between Transferor and any Big Flower
            Person will be the type of transaction which would be entered into by a prudent Person in the position of Transferor with a Big Flower Person, and will be on terms that are at least as favorable as may be obtained from a Person that is not a Big Flower Person (it being understood and agreed that the transactions contemplated in the Transaction Documents meet the requirements of this clause).

                  (ix) Neither Transferor nor any Big Flower Person will be or will hold itself out to be responsible for the debts of the other.

                  (x) Transferor will operate, conduct its business and
            otherwise act in a manner which is consistent with the factual assumptions in each of the opinions of Skadden, Arps, Slate, Meagher & Flom dated the date hereof regarding certain substantive consolidation and true sale issues.

            (n) Taxes. File or cause to be filed, and cause each Person with whom it shares consolidated tax liability to file, all Federal, state and local tax returns that are required to be filed by it, except where the failure to file such returns would not have a substantial likelihood of having a Material Adverse Effect, and pay or cause to be paid all taxes shown to be due and payable on such returns or on any assessments received by it, other than any taxes or assessments, the validity of which are being contested in good faith by appropriate proceedings and with respect to which Transferor shall have set aside adequate reserves on its books in accordance with GAAP and which proceedings would not have a substantial likelihood of having a Material Adverse Effect.

            (o) Webcraft Account Agreements. By no later than 5:00 p.m., New York City time, on Friday, March 22, 1996, cause (i) a Lockbox Agreement to be executed with a Lockbox Bank for payments by Obligors in respect of all Receivables originated by Webcraft Technologies, Inc. and (ii) a Blocked Account Agreement to be executed with a Blocked Account Bank for the remittance of payments by Webcraft Chemicals, Inc. and by Obligors in respect of all Receivables originated by Webcraft Chemicals, Inc.

      The covenants set forth in this section shall survive the transfer and assignment of the Receivables and the other Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing covenants, the party discovering the breach shall give written notice to the other parties to this Agreement within three Business Days following such discovery; provided, however that if such breach arises from a Seller's failure to perform its obligations under the Purchase Agreement and such failure is of the type that may be cured by settlement of a Seller Non-Complying Receivables Adjustment or Seller Dilution Adjustment under Sections 3.1 and 3.5 of the Purchase Agreement, and such settlement shall have (in fact) been made, then no breach shall be deemed to have occurred under this Agreement. Trustee's obligations in respect of discovering any breach are limited as provided in
Section 11.2(g).

      SECTION VII.3 Indemnification by Transferor. (a) Transferor hereby agrees to indemnify the Trust, Trustee and each of the successors, permitted transferees and assigns of any such Person and all officers, directors, shareholders, controlling Persons, employees, affiliates and agents of any of the foregoing (each of the foregoing Persons individually being called an "Indemnified Party"), forthwith on demand, from and against any and all damages, losses, claims (whether on account of settlement or otherwise, and whether or not the relevant Indemnified Party is a party to any action or proceeding that gives rise to any Indemnified Losses (as defined below)), judgments, liabilities and related reasonable costs and expenses (including reasonable attorneys' fees and disbursements) (all of the foregoing collectively being called "Indemnified Losses") awarded against or incurred by any of them that arise out of or relate to Transferor's performance of, or failure to perform, any of its obligations under or in connection with any Transaction Document.

      Notwithstanding the foregoing, in no event shall any Indemnified Party be indemnified against any Indemnified Losses (a) resulting from gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of its officers, directors, employees, affiliates or agents), (b) to the extent they include Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Transferor for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor, (c) to the extent they are or result from lost profits, (d) to the extent they are or result from taxes (including interest and penalties thereon) asserted with respect to (i) distributions on the Investor Certificates, (ii) franchise or withholding taxes imposed on any Indemnified Party other than the Trust or Trustee in its capacity as Trustee or (iii) federal or other income taxes on or measured by the net income of the Indemnified Party and costs and expenses in defending against the same, or (e) to the extent that they constitute consequential, special or punitive damages.

      If for any reason the indemnification provided in this Section is unavailable to an Indemnified Party or is insufficient to hold it harmless, then Transferor shall contribute to the amount paid by the Indemnified Party as a result of any loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party on the one hand and Transferor on the other hand, but also the relative fault of the Indemnified Party (if any) and Transferor and any other relevant equitable consideration.

      Notwithstanding any provisions contained in any Transaction Document to the contrary, Transferor shall not, and shall not be obligated to, pay any amount pursuant to this Section 7.3(a) unless funds are allocated for such payment pursuant to the provisions of a Supplement or PI Agreement governing the allocation of funds in the Master Collection Account. Any amount which Transferor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in ss.101 of the Bankruptcy Code) against or corporate obligation of Transferor for any such insufficiency.

      (b) Transferor shall be directly liable to all creditors of the Trust (but not to the Trust, Trustee, Investor Certificateholders or Purchasers in such capacities) and to the extent of any indemnities arising under the Transaction Documents, any other Person identified as a Person to be indemnified by Transferor pursuant to the Transaction Documents, for all liabilities of the Trust to the same extent as it would be if the Trust constituted a partnership under Delaware law and Transferor were a general partner thereof (to the extent Transferred Assets remaining after Investor Certificateholders and Purchasers have been paid in full are insufficient to pay such losses, claims, damages or liabilities). Notwithstanding anything to the contrary herein, any such creditor shall be a third party beneficiary of this Section 7.3. Nothing in this provision shall be construed as waiving any rights or claims (including rights of recoupment or subrogation) which the Transferor may have against any third party under this Agreement or applicable laws.

ARTICLE VIII SERVICER

      SECTION VIII.1 Representations and Warranties of Servicer. On the date hereof and on each Issuance Date, Servicer hereby makes, and any Successor Servicer also shall be deemed to make by its acceptance of its appointment hereunder, the following representations and warranties for the benefit of Trustee and the Certificateholders and the Purchasers:

            (a) Organization and Good Standing. Servicer is a corporation duly organized and validly existing and in good standing under the laws of its jurisdiction of incorporation and has all necessary corporate power and authority to own its properties and to conduct its business as the properties presently are owned and as the business presently is conducted.

            (b) Due Qualification. Servicer is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements), and has obtained all necessary licenses and approvals, in all jurisdictions in which the servicing of the Receivables and the Related Transferred Assets as required by this Agreement requires qualification, licenses or approvals and where the failure so to qualify, to obtain the licenses and approvals or to preserve and maintain the qualification, licenses or approvals would have a substantial likelihood of having a material adverse effect on its ability to perform its obligations as Servicer under this Agreement or a Material Adverse Effect.

            (c) Power and Authority. Servicer has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party.

            (d) Binding Obligations. This Agreement constitutes, and each other Transaction Document to which Servicer is a party when executed and delivered will constitute, a legal, valid and binding obligation of Servicer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law.

            (e) Authorization; No Conflict or Violation. The execution and delivery by Servicer of this Agreement and the other Transaction Documents to which it is a party, the performance by it of its obligations hereunder and thereunder and the fulfillment by it of the terms hereof and thereof that are applicable to it have been duly authorized by all necessary action and will not (i) conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, (A) its Certificate of Incorporation or Bylaws or (B) any indenture, loan agreement, mortgage, deed of trust, or other material agreement or instrument to which it is a party or by which it or any of its properties is bound (excluding any such agreement that is terminated on or before the First Issuance Date or under which Servicer has obtained all necessary consents) or (ii) conflict with or violate any federal, state, local or foreign law or any decision, decree, order, rule or regulation applicable to it or any of its properties of any court or of any federal, state, local or foreign regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or any of its properties, which conflict, violation, breach or default described, individually or in the aggregate, would have a substantial likelihood of having a Material Adverse Effect.

            (f) Governmental Approvals. All authorizations, consents, orders and approvals of, or other action by, any Governmental Authority that are required to be obtained by Servicer, and all notices to and filings with any Governmental Authority that are required to be made by it, in the case of each of the foregoing in connection with the execution, delivery and performance by it of this Agreement and any other Transaction Documents to which it is a party and the consummation of the transactions contemplated by this Agreement, have been obtained or made and are in full force and effect (other than the filing of the UCC financing statements referred to in Section 2.3(a)(i)(A), all of which, at the time required in
      Section 2.3(a)(i)(A), will be duly made), except where the failure to obtain or make such authorization, consent, order, approval, notice or filing, individually or in the aggregate for all such failures, would not reasonably be expected to have a Material Adverse Effect.

            (g) Litigation and Other Proceedings. (i) There is no action, suit, proceeding or investigation pending or, to the best knowledge of Servicer, threatened against it before any court, regulatory body, arbitrator, administrative agency or other tribunal or governmental instrumentality and (ii) it is not subject to any order, judgment, decree, injunction, stipulation or consent order of or with any court or other government authority that, in the case of clauses (i) and (ii), (A) seeks to affect adversely the income tax attributes of the transfers hereunder or the Trust under the United States federal income tax system or any state income tax system or (B) individually or in the aggregate for all such actions, suits, proceedings and investigations would have a substantial likelihood of having a Material Adverse Effect.

      The representations and warranties set forth in this section shall survive the transfer and assignment of the Receivables and the other Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing representations and warranties, the party discovering the breach shall give written notice to the other parties to this Agreement within three Business Days following the discovery. Trustee's obligations in respect of discovering any breach are limited as provided in Section 11.2(g).

      SECTION VIII.2 Covenants of Servicer. So long as any Investor Certificates or Purchased Interests remain outstanding (other than any Investor Certificates or Purchased Interests payment for which has been duly provided for in accordance with this Agreement), Servicer shall:

            (a) Compliance with Laws, Etc. Maintain in effect all qualifications required under applicable law in order to service properly the Receivables and shall comply in all material respects with all applicable laws, rules, regulations, judgments, decrees and orders, in each case to the extent the failure to comply, individually or in the aggregate for all such failures, would have a substantial likelihood of having a Material Adverse Effect.

            (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would have a substantial likelihood of having a Material Adverse Effect.

            (c) Notice. As soon as possible (and in any event within five Business Days after an Authorized Officer has knowledge thereof), furnish to Transferor, Trustee, the Investor Certificateholders and the Rating Agencies notice of any of the events described in clauses (i), (ii) and
      (iii) of Section 7.2(d).

            (d) Location of Offices. Maintain at all times its chief executive offices within the United States of America.

The covenants set forth in this section shall survive the transfer and assignment of the Transferred Assets to the Trust. Upon discovery by Transferor, Servicer or Trustee of a breach of any of the foregoing covenants, the party discovering the breach shall give written notice to the other parties to this Agreement within three Business Days following the discovery. Trustee's obligations in respect of discovering any breach are limited as provided in
Section 11.2(g).

      SECTION VIII.3 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Servicer shall not consolidate with or merge into any other Person or convey, transfer or sell all or substantially all of its properties and assets to any Person, unless (a) Servicer is the surviving entity or, if it is not the surviving entity, the Person formed by the consolidation or into which Servicer is merged or the Person that acquires by conveyance, transfer or sale all or substantially all of the properties and assets of Servicer shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia and such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to Trustee and in form and substance satisfactory to Trustee, the performance of every covenant and obligation of Servicer hereunder and under the other Transaction Documents to which Servicer is a party, and (b) Servicer shall have delivered to Trustee an Officer's Certificate stating that the consolidation, merger, conveyance, transfer or sale and the supplemental agreement comply with this Section and an Opinion of Counsel stating that the supplemental agreement is a valid and binding obligation of the surviving entity enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity.

      SECTION VIII.4 Indemnification by Servicer. Servicer hereby agrees to indemnify each Indemnified Party forthwith on demand, from and against any and all Indemnified Losses awarded against or incurred by any of them that arise out of or relate to Servicer's performance of, or failure to perform, any of its obligations under or in connection with any Transaction Document.

      Notwithstanding the foregoing, in no event shall any Indemnified Party be indemnified against any Indemnified Losses (a) resulting from gross negligence or willful misconduct on the part of such Indemnified Party (or the gross negligence or willful misconduct on the part of any of its officers, directors, employees, affiliates or agents), (b) to the extent they include Indemnified Losses in respect of Receivables and reimbursement therefor that would constitute credit recourse to Servicer for the amount of any Receivable or Related Transferred Asset not paid by the related Obligor, (c) to the extent they are or result from lost profits, (d) to the extent they are or result from taxes (including interest and penalties thereon) asserted with respect to (i) distributions on the Investor Certificates, (ii) franchise or withholding taxes imposed on any Indemnified Party other than the Trust or Trustee in its capacity as Trustee or (iii) federal or other income taxes on or measured by the net income of the Indemnified Party and costs and expenses in defending against the same, or (e) to the extent that they constitute consequential, special or punitive damages.

      If for any reason the indemnification provided in this section is unavailable to an Indemnified Party or is insufficient to hold it harmless, then Servicer shall contribute to the amount paid by the Indemnified Party as a result of any loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the Indemnified Party on the one hand and Servicer on the other hand, but also the relative fault of the Indemnified Party (if any) and Servicer and any other relevant equitable consideration.

      SECTION VIII.5 Servicer Liability. Servicer shall be liable in accordance with this Agreement only to the extent of the obligations specifically undertaken by Servicer in such capacity herein and as set forth herein.

      SECTION VIII.6 Limitation on Liability of Servicer and Others. No recourse under or upon any obligation or covenant of this Agreement, any Supplement, any Certificate or any other Transaction Document, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of Servicer or of any successor corporation, either directly or through Servicer, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Agreement, any Supplement, all other relevant Transaction Documents and the obligations incurred hereunder or thereunder are solely corporate obligations, and that no such personal liability whatsoever shall attach to, or is or shall be incurred by the incorporators, shareholders, officers or directors, as such, of Servicer or of any successor corporation, or any of them, by reason of the obligations, covenants or agreements contained in this Agreement, any Supplement, any of the Certificates or any other Transaction Documents, or implied therefrom; and that any and all such personal liability of, either at common law or in equity or by constitution or statute, and any and all such rights and claims against, every such incorporator, shareholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations or covenants contained in this Agreement, any Supplement, any of the Certificates or any other Transaction Documents, or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Agreement and any Supplement. Servicer and any director, officer, employee or agent of Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Receivables in accordance with this Agreement or any Supplement that in its reasonable opinion may involve it in any expense or liability. Servicer may, in its sole discretion, undertake any legal action relating to the servicing, collection or administration of Receivables and Related Transferred Assets that it may reasonably deem necessary or appropriate for the benefit of the Certificateholders and the Purchasers with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

ARTICLE IX EARLY AMORTIZATION EVENTS; TERMINATION BY SELLERS

      SECTION IX.1 Early Amortization Events. The Early Amortization Events with respect to each Series and Purchased Interest shall be specified in the related Supplement or PI Agreement.

      SECTION IX.2 Remedies. Upon the occurrence of an Early Amortization Event, Trustee shall have, in addition to all other rights and remedies available to Trustee under this Agreement or otherwise, (a) the right to apply Collections to the payment of the obligations of Transferor and Servicer under the Transaction Documents, as provided herein, and (b) all rights and remedies provided under all other applicable laws, which rights, in the case of each and all of the foregoing, shall be cumulative. Trustee shall exercise the rights at the direction of the Investor Certificateholders pursuant to (and subject to the limitations specified in) Section 11.14.

      SECTION IX.3 Additional Rights Upon the Occurrence of Certain Events. (a) If a Bankruptcy Event shall occur with respect to Transferor or if the Transferor Retained Percentage shall be equal to or less than 2% on any day (a "Transferor Event"; and either a Bankruptcy Event or a Transferor Event being a "Trigger Event"), this Agreement (other than this Section 9.3) and the Trust shall be deemed to have terminated on the day of the Trigger Event. Within seven Business Days of the date of written notice to Trustee of the Trigger Event, Trustee shall:

             (i) publish a notice in an Authorized Newspaper that a Bankruptcy Event or Transferor Event, as the case may be, has occurred with respect to Transferor, that the Trust has terminated, and that Trustee intends to sell, dispose of or otherwise liquidate the Receivables and the Related Transferred Assets pursuant to this Agreement in a commercially reasonable manner and on commercially reasonable terms, which shall include the solicitation of competitive bids (a "Disposition"), and

             (ii) send written notice to the Investor Certificateholders and Purchasers describing the provisions of this section and requesting each Investor Certificateholder and Purchaser to advise Trustee in writing whether (A) it wishes Trustee to instruct Servicer not to effectuate a Disposition, (B) it refuses to advise Trustee as to the specific action Trustee shall instruct Servicer to take or (C) it wishes Servicer to effect a Disposition.

      If, after 60 days from the day notice pursuant to subsection (a)(i) is first published (the "Publication Date"), Trustee shall not have received the written instruction described in subsection (a)(ii)(A) from Holders representing at least a majority in interest within the meaning of Internal Revenue Service Revenue Procedure 94-46 (or subsequent authority promulgated by the Internal Revenue Service), determined as if the Trust were classified as a partnership for Federal income tax purposes (a "majority in interest"), of all outstanding Series of Investor Certificates and Purchased Interests, Trustee shall instruct Servicer to effectuate a Disposition, and Servicer shall proceed to consummate a Disposition and approve the appointment of an entity to acquire an interest in the Trust and to assume the obligations of Transferor provided in Section 7.3(b) and to act as Transferor for purposes of this Section 9.3. If, however, Holders representing at least a majority of interest of all Series of Investor Certificates and Purchased Interests instruct Trustee not to effectuate a Disposition, the Trust shall be reconstituted and continue pursuant to the terms of this Agreement; provided the Trustee obtains a Tax Opinion in connection with such reconstitution and continuation.

      (b) Notwithstanding the termination of this Agreement and the Trust pursuant to subsection (a), the proceeds from any Disposition of the Receivables and the Related Transferred Assets pursuant to subsection (a) shall be treated as Collections on the Receivables and shall be allocated and deposited in accordance with the provisions of Article IV.

      (c) Trustee may appoint an agent or agents to assist with its responsibilities pursuant to this section with respect to competitive bids.

      (d) Transferor or any of its Affiliates shall be permitted to bid for the Receivables and the Related Transferred Assets. Trustee may obtain a prior determination from any bankruptcy trustee, receiver or liquidator that the terms and manner of any proposed Disposition are commercially reasonable.

      (e) Notwithstanding the termination of this Agreement and the Trust pursuant to subsection (a), Trustee shall continue to have the rights described in Section 9.2 and Article XI, and be subject to direction on terms consistent with those set out in Section 11.14, pending the completion of any Disposition and/or the reconstitution of the Trust.

      SECTION IX.4 Termination By Sellers. If the Sellers have notified the Trustee in writing of their election to terminate their agreements to sell Receivables under the Purchase Agreement (as provided in Section 8.1 of the

Purchase Agreement), (i) the Trustee shall notify the Certificateholders of all Series and all Purchasers within five Business Days of its receipt of such notice and (ii) Transferor shall cause each Series of Certificates and Purchased Interest to be repaid out of Collections as early as is practicable in accordance with the applicable Series Supplement or Purchase Agreement.

ARTICLE X SERVICER DEFAULTS

      SECTION X.1 Servicer Defaults. Any of the following events shall constitute a "Servicer Default":

            (a) any failure by Servicer in its capacity as Servicer to make any payment, transfer or deposit required by any Transaction Document to be made by it or to give instructions or to give notice to Trustee to make such payment, transfer or deposit, which failure continues unremedied for three Business Days,

            (b) failure on the part of Servicer in its capacity as Servicer duly to observe or perform in any material respect any other covenants or agreements of Servicer set forth in this Agreement or any other Transaction Document, which failure has a material adverse effect on the Holders of any Series or Purchased Interest and continues unremedied for a period of 30 days after the date on which written notice of the failure, requiring the same to be remedied, shall have been given to Servicer by Trustee, or to Servicer and Trustee by any Investor Certificateholder or Purchaser or, subject to the prior written approval of the Required Series Holders for each outstanding Series, Transferor,

            (c) Servicer shall assign its duties under this Agreement, except as permitted by Sections 3.1(b) and 8.3,

            (d) any Daily Report or Monthly Report shall fail to have been correct in any material respect when made or delivered, or shall not have been delivered when required under the terms hereof, and in either case such condition continues unremedied for a period of three Business Days; or any other representation, warranty or certification made by Servicer in any Transaction Document or in any certificate or other document or instrument delivered pursuant to any Transaction Document shall fail to have been correct in any material respect when made or delivered, which failure has a materially adverse effect on the Certificateholders or any Purchased Interest and which materially adverse effect continues unremedied for a period of 15 Business Days after the date on which written notice of failure, requiring the same to be remedied, shall have been given to Servicer by Trustee or to Servicer and Trustee by any Investor Certificateholder or Purchaser or, subject to the prior written approval of the Required Series Holders for each outstanding Series, Transferor, or

            (e) any Bankruptcy Event shall occur with respect to Servicer.

In the event of any Servicer Default, so long as such Servicer Default shall not have been remedied, Transferor shall, at the direction of the Trustee or the Required Series Holders for each outstanding Series, by notice then given in writing to Servicer (a "Termination Notice"), terminate all (but not less than all) the rights and obligations of Servicer as Servicer under this Agreement and in and to the Receivables, the Related Transferred Assets and the proceeds thereof.

      As soon as possible, and in any event within five Business Days, after an Authorized Officer of Servicer has obtained knowledge of the occurrence of any Servicer Default, Servicer shall furnish Transferor, Trustee, each Agent and the Rating Agencies, and Trustee shall promptly furnish each Investor
Certificateholder, notice of such Servicer Default.

      Notwithstanding the foregoing, a delay in or failure in performance referred to in subsection (a) for a period of ten Business Days after the applicable grace period, or in subsection (b) or (d) for a period of 30 Business Days after the applicable grace period, shall not constitute a Servicer Default if the delay or failure could not have been prevented by the exercise of reasonable diligence by Servicer and the delay or failure was caused by an act of God or the public enemy, riots, acts of war, acts of terrorism, epidemics, flood, embargoes, weather, landslides, fire, earthquakes or similar causes. The preceding sentence shall not relieve Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of the Transaction Documents, and Servicer shall promptly give Transferor, Trustee, each Agent and Transferor an Officer's Certificate notifying them of its failure or delay.

      SECTION X.2 Trustee to Act; Appointment of Successor. (a) On and after Servicer's receipt of a Termination Notice pursuant to Section 10.1, Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by Transferor (acting upon the instruction of the Trustee or the Required Series Holders for each outstanding Series) in writing or, if no such date is specified in the Termination Notice, or otherwise specified by Transferor (acting upon the instruction of the Trustee or the Required Series Holders for each outstanding Series), until a date mutually agreed upon by Servicer and Transferor (acting upon the instruction of the Trustee or the Required Series Holders for each outstanding Series). Transferor (acting upon the instruction of the Trustee or the Required Series Holders for each outstanding Series) shall, as promptly as possible after the giving of a Termination Notice, nominate an Eligible Servicer as successor servicer (the "Successor Servicer"); provided that (a) in so appointing any Successor Servicer, Trustee shall give due consideration to any Successor Servicer proposed by any Agent and (b) the Successor Servicer shall accept its appointment by a written assumption in a form acceptable to Transferor (acting upon instruction from the Trustee) and each Agent. Any Person who is nominated to be a Successor Servicer shall accept its appointment by a written assumption in form and substance acceptable to Transferor (acting upon instruction from the Trustee). In the event that a Successor Servicer has not been appointed or has not accepted its appointment at the time when Servicer ceases to act as Servicer, Trustee without further action shall automatically be appointed the Successor Servicer. Trustee may delegate any of its servicing obligations to an affiliate or agent in accordance with Section 3.1(b). If Trustee is prohibited by applicable law from performing the duties of Servicer hereunder, Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer hereunder. Trustee shall give prompt notice to the Rating Agencies and each Investor Certificateholder upon the appointment of a Successor Servicer.

      (b) After Servicer's receipt of a Termination Notice, and on the date that a Successor Servicer shall have been appointed by Transferor (acting upon the instruction of the Trustee or the Required Series Holders for each outstanding Series) and shall have accepted the appointment pursuant to subsection (a), all authority and power of Servicer under this Agreement shall pass to and be vested in the Successor Servicer (a "Service Transfer"); and, without limitation, Trustee is hereby authorized and empowered to execute and deliver, on behalf of Servicer, as attorney-in-fact or otherwise, all documents and instruments, and to do and accomplish all other acts or things that Trustee reasonably determines are necessary or appropriate to effect the purposes of the Service Transfer. Upon the appointment of the Successor Servicer and its acceptance thereof, Servicer agrees that it will terminate its activities as Servicer hereunder in a manner that Trustee indicates will facilitate the transition of the performance of such activities to the Successor Servicer. Servicer agrees that it shall use reasonable efforts to assist the Successor Servicer in assuming the obligations to service and administer the Receivables and the Related Transferred Assets, on the terms and subject to the conditions set forth herein, and to effect the termination of the responsibilities and rights of Servicer to conduct servicing hereunder, including the transfer to such Successor Servicer of all authority of Servicer to service the Receivables and Related Transferred Assets provided for under this Agreement and all authority over all cash amounts that shall thereafter be received with respect to the Receivables or the Related Transferred Assets. Servicer shall, within five Business Days after the designation of a Successor Servicer, transfer its electronic records (and any related software and software licenses, appropriately assigned and prepaid) relating to the Receivables, the related Contracts and the Related Transferred Assets to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables and the Related Transferred Assets in the manner and at such times as the Successor Servicer shall request. To the extent that compliance with this Section shall require Servicer to disclose to the Successor Servicer information of any kind that Servicer reasonably deems to be confidential, prior to the transfer contemplated by the preceding sentence the Successor Servicer shall be required to enter into such licensing and confidentiality agreements as Servicer shall reasonably deem necessary to protect its interest. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred in connection with transferring the Receivables, the Related Transferred Assets and all related Records (including the related Contracts) to the Successor Servicer and amending this Agreement and the other Transaction Documents to reflect the succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer (or, if Trustee serves as Successor Servicer on an interim basis, the initial Servicer) within 15 days after presentation of reasonable documentation of the costs and expenses.

      (c) Upon its appointment and acceptance thereof, the Successor Servicer shall be the successor in all respects to Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities and duties relating thereto placed on Servicer by the terms and provisions hereof (and shall carry out such responsibilities and duties in accordance with standards of reasonable commercial prudence), and all references in this Agreement to Servicer shall be deemed to refer to the Successor Servicer.

      (d) All authority and power granted to Servicer or the Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 12.1, and shall pass to and be vested in Transferor and, without limitation, Transferor is hereby authorized and empowered, on and after the effective date of such termination, to execute and deliver, on behalf of the Servicer or the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments and to do and accomplish all other acts or things that Transferor reasonably determines are necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer or Successor Servicer agrees to cooperate with Transferor in effecting the termination of the responsibilities and rights of the Servicer or Successor Servicer to conduct servicing of the Receivables and the Related Transferred Assets. The Successor Servicer shall, within five Business Days after such termination, transfer its electronic records relating to the Receivables and the Related Transferred Assets to Transferor in such electronic form as Transferor may reasonably request and shall transfer all other records, correspondence and documents relating to the Receivables and the Related Transferred Assets to Transferor in the manner and at such times as Transferor shall reasonably request. To the extent that compliance with this Section shall require the Successor Servicer to disclose to Transferor information of any kind that the Successor Servicer deems to be confidential, Transferor shall be required to enter into such customary licensing and confidentiality agreements as the Successor Servicer shall reasonably deem necessary to protect its interests. All reasonable costs and expenses (including attorneys' fees and disbursements) incurred by Trustee, in its capacity as Successor Servicer, in connection with the termination shall be paid by Transferor within 15 days after presentation of reasonable documentation of the costs and expenses.

      Notwithstanding any provisions contained in any Transaction Document to the contrary, Transferor shall not, and shall not be obligated to, pay any amount pursuant to this Section unless funds are allocated for such payment pursuant to the provisions of a Supplement or PI Agreement governing the allocation of funds in the Master Collection Account. Any amount which Transferor does not pay pursuant to the operation of the preceding sentence shall not constitute a claim (as defined in ss.101 of the Bankruptcy Code) against or corporate obligation of Transferor for any such insufficiency.

      SECTION X.3 Notification of Servicer Default; Notification of Appointment of Successor Servicer. Within four Business Days after an Authorized Officer of Servicer becomes aware of any Servicer Default, Servicer shall give written notice thereof to Transferor, Trustee and the Rating Agencies, and Trustee shall, promptly upon receipt of the written notice, give notice to the Investor Certificateholders at their respective addresses appearing in the Certificate Register and to the Purchasers. Upon any termination or appointment of a Successor Servicer pursuant to this Article X, Trustee shall give prompt written notice thereof to the Investor Certificateholders at their respective addresses appearing in the Certificate Register and to the Purchasers and the Rating Agencies.

      SECTION X.4 Waiver of Servicer Defaults. The Required Series

Holders for each outstanding Series or Transferor, acting at the direction of the Required Series Holders for each outstanding Series, may, on behalf of Transferor and all Holders of each Series, waive in writing any Servicer Default hereunder and its consequences. Upon any such waiver of a Servicer Default, such Servicer Default shall cease to exist, and shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other Servicer Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE XI TRUSTEE

      SECTION XI.1 Duties of Trustee. (a) Trustee undertakes to perform the duties and only the duties as are specifically set forth in this Agreement. The provisions of this Article XI shall apply to Trustee solely in its capacity as Trustee, and not to Trustee in its capacity as Servicer if it is acting as Servicer. Following the occurrence of a Servicer Default of which a Responsible Officer has actual knowledge, Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs; provided that if Trustee shall assume the duties of Servicer pursuant to Section 10.2, Trustee in performing the duties shall use the degree of skill and attention customarily exercised by a servicer with respect to trade receivables that it services for itself or others. Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in, or incidental to the performance of its duties under, the Transaction Documents.

      (b) Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to Trustee that are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are substantially in the form required by this Agreement. Trustee shall give written notice to the Person who furnished any item of the type listed in the preceding sentence of any lack of substantial conformity of any such item to the applicable requirements of this Agreement. In addition, Trustee shall give prompt written notice to the Investor Certificateholders and each Agent of any lack of substantial conformity of any such instrument to the applicable requirements of this Agreement discovered by Trustee that would entitle a specified percentage of the Investor Certificateholders or the Holders of any Series of Certificates or Purchasers or Agents to take any action pursuant to this Agreement. Within two Business Days of its receipt of any Monthly Report, Trustee shall verify the mathematical computations contained therein and shall notify Servicer and each of the Rating Agencies of the accuracy of such computations or of any discrepancies therein (provided that the rounding of numbers will not constitute a discrepancy), whereupon Servicer shall deliver to the Rating Agencies within 5 Business Days thereafter a certificate describing the nature and cause of such discrepancies and the action that Servicer proposes to take with respect thereto. During the first week of each year, Trustee shall provide the Rating Agencies with a certificate, signed by a Responsible Officer, to the effect that Trustee is not aware of any Early Amortization Event (or, if it is aware of any Early Amortization Event, specifying the nature of that event).

      (c) Subject to subsection (a), no provision of this Agreement shall be construed to relieve Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided that:

            (i) Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of Trustee, unless it shall be proved that Trustee was negligent in ascertaining the pertinent facts,

            (ii) Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction (as applicable) of the Majority Investors, the Required Series Holders for each outstanding Series, all Investors, any Agent, or the Required Series Holders relating to the time, method and place of conducting any proceeding for any remedy available to Trustee, or exercising any trust or power conferred upon Trustee, under this Agreement,

            (iii) Trustee shall not be charged with knowledge of (A) any failure by Servicer to comply with the obligations of Servicer referred to in subsections (a), (b) or (c) of Section 10.1, (B) any breach of the representations and warranties of Transferor set forth in Section 2.3 or
      7.1 or the representations and warranties of Servicer set forth in Section 8.1, (C) any breach of the covenants of Transferor set forth in Section
      7.2 or the covenants of Servicer set forth in Section 8.2 or (D) the ownership of any Certificate or Purchased Interest for purposes of Section 6.5, in each case unless a Responsible Officer of Trustee obtains actual knowledge of the matter or Trustee receives written notice of the matter from Servicer or from any Holder,

            (iv) the duties and obligations of Trustee shall be determined solely by the express provisions of this Agreement, Trustee shall not be liableexcept for the performance of the duties and obligations that specifically shall be set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against Trustee and, in the absence of bad faith on the part of Trustee, Trustee may conclusively rely on the truth of the statements and the correctness of the opinions expressed in any certificates or opinions that are furnished to Trustee and that conform to the requirements of this Agreement, and

            (v) without limiting the generality of this section or Section 11.2, Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement evidencing a security interest in the Receivables or the Related Transferred Assets, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof (except that Trustee (x) shall note in its records the date of filing of each UCC financing statement identified to it in writing as having been filed in connection with the Transaction Documents, or filed in connection with a predecessor receivables securitization and amended and/or assigned in connection with the Transaction Documents, and naming Trustee as secured party or assignee of the secured party and (y) shall, unless it shall have received an Opinion of Counsel to the effect that no such filing is necessary to continue the perfection of Transferor's or Trustee's interests in the Receivables and the Related Assets, cause continuation statements to be filed with respect to each such financing statement not less than four years and six months and not more than five years after (1) its filing date and (2) the date of filing of any prior continuation statement), (B) to see to the payment or discharge of any tax, assessment, or other governmental charge or any Adverse Claim or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust, (C) to confirm or verify the contents of any reports or certificates of Servicer delivered to Trustee pursuant to this Agreement that are believed by Trustee to be genuine and to have been signed or presented by the proper party or parties or (D) to ascertain or inquire as to the performance or observance of any of Transferor's or Servicer's representations, warranties or covenants or Servicer's duties and obligations as Servicer.

      (d) Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if Trustee reasonably believes that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require Trustee to perform, or be responsible for the manner of performance of, any obligations of Servicer under this Agreement except during the time, if any, that Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, Servicer in accordance with the terms of this Agreement.

      (e) Except for actions expressly authorized by this Agreement, Trustee shall take no action reasonably likely to impair the interests of the Trust in any Transferred Asset now existing or hereafter created or to impair the value of any Transferred Asset now existing or hereafter created.

      (f) Except to the extent expressly provided otherwise in this Agreement, Trustee shall have no power to vary the Transferred Assets.

      (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day on which such obligation, duty or agreement is required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, Trustee shall be obligated, promptly upon its actual knowledge thereof, to perform the obligation, duty or agreement in the manner so required.

      SECTION XI.2 Certain Matters Affecting Trustee. Except as otherwise provided in Section 11.1:

             (a) Trustee may rely on and shall be protected in acting on, or in refraining from acting in accordance with, any resolution, Officer's Certificate, opinion of counsel, certificate of auditors or any other certificate, statement, instrument, instruction, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document and any information contained therein believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties including, but not limited to, reports and records required by Article III,

             (b) Trustee may consult with counsel and any opinion of counsel rendered by counsel reasonably satisfactory to Transferor shall be full and complete authorization and protection in respect of any action taken or permitted or omitted by it hereunder in good faith and in accordance with such opinion of counsel,


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

             (c) Trustee (including in its role as Successor Servicer, if it ever acts in that capacity) shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation or other proceeding hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, the Purchasers or any Agent, pursuant to the provisions of this Agreement, unless such Certificateholders, the Purchasers or Agent shall have offered to Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided that nothing contained herein shall relieve Trustee of the obligations, upon the occurrence and continuance of a Servicer Default that has not been cured, to exercise such of the rights and powers vested in it by this Agreement and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs,

             (d) Trustee shall not be personally liable for any action taken, permitted or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement,

             (e) Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Required Series Holders for each outstanding Series; provided that if the payment within a reasonable time to Trustee of the costs, expenses, or liabilities likely to be incurred by it in connection with making such investigation shall be, in the opinion of Trustee, not reasonably assured to Trustee by the security afforded to it by the terms of this Agreement, Trustee may require reasonable indemnity against such cost, expense, or liability as a condition to proceeding with the investigation. The reasonable expense of every examination shall be paid by Servicer or, if paid by Trustee, shall be reimbursed by Servicer upon demand,

             (f) Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, representatives, attorneys or a custodian, and Trustee shall not be responsible for any misconduct or negligence on the part of any agent, representative, attorney or custodian appointed with due care by it hereunder,

             (g) except as may be required by Section 11.1(b) hereof, Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Transferred Assets for the purpose of establishing the presence or absence of defects or for any other purpose,

             (h) whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to Trustee shall be subject to the provisions of this section,

             (i) Trustee shall have no liability with respect to the acts or omissions of Servicer (except and to the extent Servicer is Trustee), including, but not limited to, acts or omissions in connection with: (A) the servicing, management or administration of the Receivables or the Related Transferred Assets, (B) calculations made by Servicer whether or not reported to Trustee, and (C) deposits into or withdrawals from any Bank Accounts or Transaction Accounts established pursuant to the terms of this Agreement, and

             (j) in the event that Trustee is also acting as Paying Agent or Transfer Agent and Registrar hereunder, the rights and protections afforded to Trustee pursuant to this Article XI shall also be afforded to Trustee acting as Paying Agent or as Transfer Agent and Registrar.

      SECTION XI.3 Limitation on Liability of Trustee. Trustee shall at no time have any responsibility or liability for or with respect to the correctness of the recitals contained herein or in the Certificates (other than the certificate of authentication on the Certificates) or the Purchased Interests. Except as set forth in Section 11.15, Trustee makes no representations as to the validity or sufficiency of this Agreement, any PI Agreement, any Supplement, the Certificates (other than the certificate of authentication on the Certificates) or the Purchased Interests, any other Transaction Document or any Transferred Asset or related document. Trustee shall not be accountable for the use or application (i) by Transferor of any of the Certificates or the Purchased Interests or of the proceeds of such Certificates or the Purchased Interests, or
(ii) for the use or application of any funds paid to Transferor or to Servicer (other than to Trustee in its capacity as Servicer) in respect of the Transferred Assets or deposited by Servicer in or withdrawn by Servicer from the Bank Accounts, the Transaction Accounts or any other accounts hereafter established to effectuate the transactions contemplated herein or in the other Transaction Documents and in accordance with the terms hereof or thereof.

      Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity, or enforceability of any ownership or security interest in any Transferred Asset, or the perfection or priority of such a security interest or the maintenance of any such perfection or priority, or for the generation of the payments to be distributed to Certificateholders or Purchasers under this Agreement, including: (a) the existence and substance of any Transferred Asset or any related Record or any computer or other record thereof, (b) the validity of the transfer of any Transferred Asset to the Trust or of any preceding or intervening transfer, (c) the performance or enforcement of any Transferred Asset, (d) the compliance by Transferor or Servicer with any warranty or representation made under this Agreement or in any other Transaction Document and the accuracy of any such warranty or representation prior to Trustee's receipt of actual notice of any noncompliance therewith or any breach thereof, (e) any investment of monies pursuant to Section 4.4 or any loss resulting therefrom, (f) the acts or omissions of Transferor, Servicer or any Obligor, (g) any action of Servicer taken in the name of Trustee, or (h) any action by Trustee taken at the instruction of Servicer; provided that the foregoing shall not relieve Trustee of its obligation to perform its duties (including but not limited to its duties, if any, to act as Servicer in accordance with Section 10.2) under the Agreement in accordance with the terms hereof.

      Except with respect to a claim based on the failure of Trustee to perform its duties under this Agreement or based on Trustee's negligence or willful misconduct, no recourse shall be had against Trustee in its individual capacity for any claim based on any provision of this Agreement, any other Transaction Document, the Certificates, the Purchased Interests, any Transferred Asset or any assignment thereof. Trustee shall not have any personal obligation, liability, or duty whatsoever to any Certificateholder, any Purchaser or any other Person with respect to any such claim, and any such claim shall be asserted solely against the Trust or any indemnitor who shall furnish indemnity to the Trust or Trustee as provided in this Agreement.

      SECTION XI.4 Trustee May Deal with Other Parties. Subject to any restrictions that may otherwise be imposed by Section 406 of ERISA or Section 4975(e) of the Internal Revenue Code, Trustee in its individual or any other capacity may deal with the other parties hereto (other than Transferor) and their respective affiliates, with the same rights as it would have if it were not Trustee.

      SECTION XI.5 Servicer To Pay Trustee's Fees and Expenses. (a) To the extent not paid by Servicer to Trustee from funds constituting the Servicing


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

Fee, Servicer covenants and agrees to pay to Trustee from time to time, and Trustee shall be entitled to receive, such reasonable compensation as is agreed upon in writing between Trustee and Servicer (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in connection with the Transaction Documents and in the exercise and performance of any of the powers and duties hereunder of Trustee, and Servicer will pay or reimburse Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by Trustee in accordance with any of the provisions of the Transaction Documents to which it is a party (including the reasonable fees and expenses of its agents, any co-Trustee and counsel) except any expense, disbursement or advance that may arise from Trustee's negligence or willful misconduct.

      (b) In addition, Servicer agrees to indemnify Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses incurred by Trustee in connection with the Transaction Documents or in the exercise or performance of any of the powers or duties of Trustee hereunder, other than those resulting from the negligence or willful misconduct of Trustee.

      (c) If Trustee is appointed Successor Servicer pursuant to Section 10.2, the provisions of this section shall not apply to expenses, disbursements and advances made or incurred by Trustee in its capacity as Successor Servicer, which shall be paid out of the Servicing Fee. Servicer's covenant to pay the fees, expenses, disbursements and advances provided for in this section shall survive the resignation or removal of Trustee and the termination of this Agreement.

      (d) Trustee shall look solely to Servicer for payment of amounts described in this Section 11.5, and Trustee shall have no claim for payment of such amounts against Transferor or the Transferred Assets.

      SECTION XI.6 Eligibility Requirements for Trustee. Trustee hereunder shall at all times: (a) be (i) a banking institution organized under the laws of the United States, (ii) a member bank of the Federal Reserve System or (iii) any other banking institution or trust company, incorporated and doing business under the laws of any State or of the United States, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to those permitted to national banks under the authority of the Comptroller of the Currency, and that is supervised and examined by a state or federal authority having supervision over banks, (b) not be an Enhancement Provider or an Affiliate of BT Securities Corporation, (c) have, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based


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

capital of at least $250,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, a combined capital and surplus of at least $250,000,000 and (d) have an unsecured long-term debt rating of at least "A" or its equivalent from each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this section, the combined capital and surplus of the corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time Trustee shall cease to be eligible in accordance with the provisions of this section, Trustee shall resign immediately in the manner and with the effect specified in Section 11.7.

      SECTION XI.7 Resignation or Removal of Trustee. (a) Trustee may at any time resign and be discharged from its obligations hereunder by giving 30 days' prior written notice thereof to Transferor, Servicer, the Rating Agencies, the Investor Certificateholders and the Agents. Upon receiving the notice of resignation, Transferor shall promptly appoint, subject to satisfaction of the Modification Condition, a successor Trustee who meets the eligibility requirements set forth in Section 11.6 by written instrument, in duplicate, one copy of which shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of the notice of resignation, the resigning Trustee, upon notice to each Agent, may petition any court of competent jurisdiction to appoint a successor Trustee.

      (b) If at any time Trustee shall cease to be eligible to be Trustee hereunder in accordance with the provisions of Section 11.6 hereof and shall fail to resign promptly after its receipt of a written request therefor by Transferor, or if at any time Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or if a receiver for Trustee or of its property shall be appointed, or any public officer shall take charge or control of Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Transferor may remove Trustee and, subject to the consent of each Agent (which consent shall not be unreasonably withheld or delayed) and satisfaction of the Modification Condition, promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which shall be delivered to Trustee so removed and one copy to the successor Trustee.

      (c) Any resignation or removal of Trustee and appointment of a successor Trustee pursuant to any of the provisions of this section shall not become effective until (i) acceptance of appointment by the successor Trustee as


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

provided in Section 11.8 hereof, and (ii) such successor Trustee shall have agreed in writing to be bound by any Intercreditor Agreements then in effect.

      SECTION XI.8 Successor Trustee. (a) Any successor Trustee appointed as provided in Section 11.7 shall execute, acknowledge and deliver to Transferor, Servicer, the Investor Certificateholders, the Purchasers and the predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall, upon payment of its fees and expenses and other amounts owed to it pursuant to Section 11.5, become effective and the successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor Trustee, at the expense of Servicer, all documents or copies thereof and statements held by it hereunder; and Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully vesting and confirming in the successor Trustee all such rights, powers, duties and obligations. Servicer shall promptly give notice to the Rating Agencies upon the appointment of a successor Trustee.

      (b) No successor Trustee shall accept appointment as provided in this section unless at the time of the acceptance the successor Trustee shall be eligible to become Trustee under the provisions of Section 11.6.

      (c) Upon acceptance of appointment by a successor Trustee as provided in this section, the successor Trustee shall mail notice of the succession hereunder to all Investor Certificateholders at their addresses as shown in the Certificate Register and to each Rating Agency.

      SECTION XI.9 Merger or Consolidation of Trustee. Any Person into which Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of Trustee, shall be the successor of Trustee hereunder, if the Person meets the requirements of Section 11.6, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Servicer shall promptly give notice to the Rating Agencies upon any merger or consolidation of Trustee.

      SECTION XI.10 Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions of this Agreement, at any time, for


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

the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons (who may be an employee or employees of Trustee) to act as a co-Trustee or co-Trustees, or separate Trustee or separate Trustees, with respect to all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders and the Purchasers, such title to the Trust, or any part thereof, and, subject to the other provisions of this section, such powers, duties, obligations, rights and trusts as Trustee may consider necessary or appropriate; provided, that such appointment shall be subject to the prior written consent of Transferor unless an Early Amortization Event or Servicer Termination Event is continuing; and provided further, that in any event Trustee will give Transferor and Servicer prior written notice of such appointment. No co-Trustee or separate Trustee shall be required to meet the terms of eligibility as a successor Trustee under Section 11.6 and no notice to Certificateholders, Agents or Purchasers of the appointment of any co-Trustee or separate Trustee shall be required under Section 11.8.

      (b) Every separate Trustee and co-Trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon Trustee shall be conferred or imposed upon and exercised or performed by Trustee and the separate Trustee or co-Trustee jointly (it being understood that the separate Trustee or co-Trustee is not authorized to act separately without Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to Servicer hereunder), Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of Trustee,

            (ii) no Trustee hereunder shall be personally liable by reason of any act or omission of any other Trustee hereunder, and

            (iii) Trustee may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

      (c) Any notice, request or other writing given to Trustee shall be


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

deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them. Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Article XI. Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection or indemnity to, Trustee. Every such instrument shall be filed with Trustee and a copy thereof given to Servicer.

      (d) Any separate Trustee or co-Trustee may at any time constitute Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement or any other Transaction Document on its behalf and in its name. If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all its estates, properties, rights, remedies and trusts shall vest in and be exercised by Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

      SECTION XI.11 Tax Returns. No Federal income tax return shall be filed on behalf of the Trust unless required by applicable law or any Governmental Authority. In the event the Trust shall be required to file tax returns, Servicer shall prepare or shall cause to be prepared any tax returns required to be filed by the Trust and shall remit the returns to Trustee for signature at least five Business Days before the returns are due to be filed. Trustee shall promptly sign and deliver the returns to Servicer and Servicer shall promptly file the returns. Subject to the responsibilities of Trustee set forth in any Supplement, Servicer, in accordance with that Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be made available to Certificateholders and Purchasers and shall deliver the information to Trustee at least five Business Days prior to the date it is required by law to be made available to the Certificateholders and Purchasers. Trustee, upon request, will furnish Servicer with all the information known to Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust and shall, upon request, execute such returns as Trustee determines are appropriate.

      SECTION XI.12 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement, the Certificates, the Purchased Interests or the other Transaction Documents may be


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

prosecuted and enforced by Trustee without the possession of any of the Certificates or Purchased Interests or the production thereof in any proceeding relating thereto, and any such proceeding instituted by Trustee shall be brought in its own name as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of Trustee, its agents and counsel, be distributed to the Certificateholders or Purchasers in respect of which such judgment has been obtained in accordance with the related Supplement or PI Agreement.

      SECTION XI.13 Suits for Enforcement. If an Early Amortization Event or a Servicer Default shall occur and be continuing, Trustee, in its discretion may, subject to the provisions of Sections 11.1 and 11.14, proceed to protect and enforce its rights and the rights of the Certificateholders or Purchasers under this Agreement by suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or any other Transaction Document or in aid of the execution of any power granted in this Agreement or any other Transaction Document or for the enforcement of any other legal, equitable or other remedy as Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of Trustee or the Certificateholders or Purchasers. Nothing herein contained shall be deemed to authorize Trustee to authorize or consent to or accept or adopt on behalf of any Certificateholder or Purchaser any plan of reorganization, arrangement, adjustment or composition affecting the Investor Certificates or the rights of any Holder thereof, or the Purchasers, or to authorize Trustee to vote in respect of the claim of any Investor Certificateholder or Purchaser in any such proceeding.

      SECTION XI.14 Rights of Transferor To Direct Trustee. Transferor, acting with the prior written consent of the Required Series Holders for each outstanding Series if no Early Amortization Event shall have occurred, and acting only upon the direction of the Required Series Holders for each outstanding Series if an Early Amortization Event shall have occurred, shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to Trustee, or exercising any trust or power conferred on Trustee, or exercising any trust or power conferred on Trustee (other than any rights of the Trustee under Section 3.8, the exercise of which rights shall be subject to direction by the Required Series Holders for each outstanding Series); provided that:

            (i) subject to Section 11.1, Trustee may decline to follow any such direction if Trustee, being advised by counsel, determines that the action so directed may not be taken lawfully, or if a Responsible Officer


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

      or Responsible Officers of Trustee shall determine, in good faith, that the proceedings so directed would be illegal or involve Trustee in personal liability or be unduly prejudicial to the rights of the Investor Certificateholders not giving such direction;

            (ii) nothing in this Agreement shall impair the right of Trustee to take any action deemed proper by Trustee and that is not inconsistent with such direction of Transferor;

            (iii) the Required Series Holders for each outstanding Series shall have the right to request Transferor to direct the Trustee to take any action related to or concerning the Transferred Assets (provided that such action, or the power to take such action, is not specifically delegated to or reserved by Transferor pursuant to any other Section of this Agreement or any Supplement) and otherwise within the scope of this Section;

            (iv) in the event that, pursuant to clause (iii) above (whether before or after the occurrence of an Early Amortization Event), the Required Series Holders for each outstanding Series shall request Transferor to direct the Trustee to take any action and Transferor fails to do so within 5 Business Days (in the case of any direction given prior to the occurrence of an Early Amortization Event) or one Business Day (in the case of any other direction) the Required Series Holders for each outstanding Series shall have the right to direct the Trustee to take such requested action; and

            (v) the Trustee shall be entitled to rely exclusively on a certification from the Required Series Holders for each outstanding Series as to the existence of circumstances described in clause (iv) above, and shall have no liability to any Person arising out of or relating to the inaccuracy of such certification or actions taken by the Trustee at such direction.

      SECTION XI.15 Representations and Warranties of Trustee. Trustee represents and warrants that:

            (a) it is a banking corporation organized, existing and in good standing under the laws of the State of New York,

            (b) it has full power, authority and right to execute, deliver and perform the Transaction Documents to which it is a party, and has taken all necessary action to authorize the execution, delivery and performance by it of the Transaction Documents, and

            (c) the Transaction Documents to which it is a party have been duly executed and delivered by Trustee and, in the case of all such Transaction Documents, are legal, valid and binding obligations of Trustee, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

      SECTION XI.16 Maintenance of Office or Agency. Trustee will maintain, at its address designated pursuant to Section 13.6, an office, offices, agency or agencies where notices and demands to or upon Trustee in respect of the Certificates, the Purchased Interests and the Transaction Documents to which it is a party may be served. Trustee will give prompt written notice to Servicer and to the Certificateholders and Agents of any change in the location of the Certificate Register or any such office or agency.

ARTICLE XII TERMINATION

      SECTION XII.1 Termination of Trust. (a) If not earlier terminated pursuant to Section 9.3, the Trust and the respective obligations and responsibilities of Transferor, Servicer and Trustee created hereby (other than the obligation of Trustee to make payments to Certificateholders or Purchasers as hereinafter set forth and the obligations of Servicer contained in Sections 11.11) shall terminate, except with respect to the duties and obligations described in Sections 3.9(c), 7.3, 8.4, 11.5, 12.2(b), 13.9, 13.15 and 13.16 upon the earliest to occur of (i) the day on which the Investor Certificateholders, the Purchasers and Trustee shall have been paid all amounts required to be paid to them pursuant to this Agreement and Trustee has disposed of all property held hereunder (including pursuant to Section 12.3) and (ii) the day which is 21 years less one day after the death of the officers and the last survivor of all the lineal descendants of every officer of the Trustee who are living on the date hereof.

      (b) Notwithstanding the foregoing, the last payment of the principal of and interest on the Investor Certificates of any Series shall be due and payable no later than the Final Scheduled Payment Date for that Series. If, on the Distribution Date immediately prior to the Final Scheduled Payment Date for


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

any Series, Servicer determines that the Invested Amount for the Series on the applicable Final Scheduled Payment Date (after giving effect to all changes therein on such date) will exceed zero, Servicer shall solicit bids for the sale of interests in the Transferred Assets in an amount equal to 110% of the Base Amount for the Series on the Final Scheduled Payment Date for the Series (after giving effect to all distributions required to be made on the Final Scheduled Payment Date for the Series), but in no event more than the Series Collection Allocation Percentage for that Series of the Receivables held by the Trust on that day. Transferor shall be entitled to participate in and to receive notice of each bid submitted in connection with the bidding process. Upon the expiration of the period, Servicer shall determine (x) the Highest Bid and (y) the Available Final Distribution Amount for the Series. Servicer shall sell the interests in the Transferred Assets on the Final Scheduled Payment Date for the applicable Series to the bidder with the Highest Bid and shall deposit the proceeds of such sale in the Master Collection Account for allocation (together with the Available Final Distribution Amount for such Series) to the Certificateholders of such Series.

      SECTION XII.2 Final Distribution. (a) Servicer shall give Trustee at least ten days' prior written notice of the date on which the Trust is expected to terminate in accordance with Section 12.1(a). The notice shall be accompanied by a certificate of an Authorized Officer of Servicer setting forth the information specified in Section 3.6 covering the period during the then current calendar year through the date of the notice. Upon receiving the notification from Servicer, Trustee shall give the Certificateholders and/or the Agents (as applicable) written notice as soon as practicable after Trustee's receipt of notice from Servicer, which notice shall specify (i) the Distribution Date upon which final payment with respect to the Certificates is expected to be made and
(ii) the amount of any such final payment. Trustee shall give the notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to Certificateholders. On the Distribution Date specified in the notice, Trustee shall, based upon the Daily Report relating to such Distribution Date, cause to be distributed to the Certificateholders the amounts distributable to them on such Distribution Date pursuant to the applicable Supplement. Each Certificateholder shall present its Certificate to Trustee and surrender its Certificate for cancellation at the address of Trustee set forth in Section 13.6 not more than ten Business Days after the Distribution Date upon which final payment with respect to the Certificates has been made.

      (b) Notwithstanding the termination of the Trust pursuant to Section 12.1(a), all funds then on deposit in the Master Collection Account shall continue to be held in trust for the benefit of the Certificateholders and the


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

Purchasers and the Paying Agent or Trustee shall pay such funds to the Certificateholders and the Purchasers at the time set forth in Section 12.1(a). If any Certificateholder or Purchaser does not claim the portion of such funds to which it is entitled at such time, interest shall cease to accrue on its Certificate or Purchased Interest (as applicable) and Trustee shall hold such funds in trust for such Person, subject to the further provisions of this Section. In the event that any of the Certificateholders shall not have claimed their final payment with respect to their Certificates within six months after the date specified in the above-mentioned written notice from Trustee, Trustee shall give a second written notice to the remaining Certificateholders concerning payment of the final distribution with respect thereto and surrender of their Certificates for cancellation. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Master Collection Account held for the benefit of such Certificateholders. Trustee and the Paying Agent shall pay to Transferor any monies held by them for the payment of principal of or interest on the Certificates that remains unclaimed for two years after the termination of the Trust pursuant to Section 12.1(a). After payment of the monies to Transferor, Certificateholders entitled to the money must look to Transferor for payment as unsecured general creditors unless an applicable abandoned property law designates another Person.

      SECTION XII.3 Rights Upon Termination of the Trust. Upon the termination of the Trust pursuant to Section 12.1 and the surrender of the Transferor Certificate by Transferor to Trustee, Trustee shall transfer, assign, set over and otherwise convey to Transferor (without recourse, representation or warranty), all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, the Related Transferred Assets and all of the other property and rights previously conveyed to Trustee hereunder, except for amounts held by Trustee pursuant to Section 12.2(b) and except for the rights of RPA Indemnified Parties (other than Transferor and its officers, directors, shareholders, controlling Persons, employees and agents) to indemnification and contribution under Section 9.1 of the Purchase Agreement. Trustee shall execute and deliver the instruments of transfer and assignment (including any document necessary to release the security interest in favor of Trustee (for the benefit of the Certificateholders or the Purchasers) in such Receivables and Related Transferred Assets, to release any filing evidencing or perfecting such security interest and to terminate all powers of attorney created by the Transaction Documents), in each case without recourse, representation or warranty, that shall be reasonably requested by Transferor to vest in Transferor all right, title


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

and interest that Trustee had in the Transferred Assets.

      SECTION XII.4 Optional Repurchase of Investor Interests. Any Supplement may provide that on any Distribution Date occurring on or after the date that the aggregate Unpaid Balance of the Receivables then included in the Receivables Pool is 10% or less of the aggregate Unpaid Balance of the Receivables included in the Receivables Pool as of the commencement of any Amortization Period, Transferor shall have the option, upon the giving of ten days' prior written notice by Transferor to Servicer, Trustee and the Rating Agencies, to repurchase the undivided interest of the Series in the Trust by depositing into the Principal Funding Account, on such Distribution Date (the "Repurchase Distribution Date") an amount (the "Repurchase Amount") equal to the unpaid Invested Amount of the Series plus accrued and unpaid interest on the unpaid principal amount of the Series (and accrued and unpaid interest with respect to interest amounts that were due but not paid on a prior Distribution Date) through the day preceding the Distribution Date at the rates of interest then applicable to such Series plus any "Additional Amounts" (as defined in the Supplement for such Series) known to be payable through the day preceding the Distribution Date for such Series. Upon tender of all outstanding Certificates of the Series by the Certificateholders, Trustee shall then distribute such amounts, together with all other amounts on deposit in the Principal Funding Account with respect to that Series to the Certificateholders of the Series on the next Distribution Date in repayment of the principal amount and all accrued and unpaid interest owing to the Certificateholders. Following the Repurchase Distribution Date, the Certificateholders of the Series shall have no further rights with respect to the Receivables and Trustee shall execute and deliver the instruments of transfer and assignment (including any document necessary to release the security interest in favor of Trustee (for the benefit of the Certificateholders) in the Receivables and Related Transferred Assets and to release any filing evidencing or perfecting the security interest), in each case without recourse, representation or warranty, as shall be reasonably requested by Transferor to vest in Transferor all right, title and interest that Trustee had in the Transferred Assets. In the event that Transferor fails for any reason to deposit the Repurchase Amount for any Series, payments shall continue to be made to the Certificateholders of the Series in accordance with the terms of this Agreement.

ARTICLE XIII MISCELLANEOUS PROVISIONS

      SECTION XIII.1 Amendment, Waiver, Etc. (a) This Agreement and any Supplement may be amended from time to time by Servicer, Transferor and Trustee by a written instrument signed by each of them, without the consent of


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

any of the Certificateholders, the Purchasers or the Agents; provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or Purchaser; and provided further, that any amendment of this Agreement to effect any modification of the Bank Account arrangements pursuant to Section 3.3(c)(ii)(y) shall not require the consent of any of the Certificateholders or the Purchasers. This Agreement and any Supplement may not be amended unless Transferor shall have delivered the proposed amendment to each Agent and the Rating Agencies at least ten Business Days (or such shorter period as shall be acceptable to each of them) prior to the execution and delivery thereof and the Modification Condition has been satisfied with respect to such amendment; provided, however, that the Modification Condition shall not apply to proposed amendments the purpose of which is to correct any ambiguities or inconsistencies in this Agreement or such Supplement. Notwithstanding anything in this Section 13.1 to the contrary, the Supplement with respect to any Series may be amended on the terms and in accordance with the procedures provided in such Supplement.

      (b) Any PI Agreement may be amended from time to time by the parties thereto but without the consent of the Investor Certificateholders; provided that any amendment will not adversely affect in any material respect the interests of the Certificateholders, as evidenced by an Officer's Certificate of Servicer; provided further, that any amendment of this Agreement to effect any modification of the Bank Account arrangements pursuant to Section 3.3(c)(ii)(y) shall not require the consent of any of the Certificateholders or the Purchasers. No PI Agreement may be amended unless Transferor shall have delivered the proposed amendment to each Agent and the Rating Agencies at least ten Business Days (or such shorter period as shall be acceptable to each of them) prior to the execution and delivery thereof and the Modification Condition has been satisfied with respect to such amendment; provided, however, that the Modification Condition shall not apply to proposed amendments the purpose of which is to correct any ambiguities or inconsistencies in such PI Agreement.

      (c) The provisions of this Agreement, any Supplement and any PI Agreement may also be amended, modified or waived from time to time by Servicer, Transferor and Trustee with the consent of: (i) in the case of this Agreement or any Supplement, (A) the Required Series Holders of each affected Series and (B) if any Purchased Interest shall or would be adversely affected, each Agent of a Purchaser, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders or the Purchasers; provided that no amendment shall (w) reduce in any manner the amount of or delay the timing of any distributions to be made to Investor Certificateholders or deposits of amounts to be so distributed or the amount available under any Enhancement without the consent of each affected Certificateholder, (x) change the definition of or the manner of calculating the interest of any Investor Certificateholder without the consent of each affected Investor Certificateholder, (y) reduce the aforesaid percentage required to consent to any amendment without the consent of each Investor Certificateholder or (z) adversely affect the rating of any Series or class by any Rating Agency without the consent of the Holders of Investor Certificates of the Series or class evidencing not less than 66 2/3% of the aggregate unpaid principal amount of the Investor Certificates of the Series or class or (ii) in the case of any PI Agreement, (A) each Agent of a Purchaser and the other parties thereto and (B) if any Series of Investor Certificates shall or would be adversely affected, the Required Series Holders of each such adversely affected Series. It is understood that the consent of the Required Series Holders of any Series or the Agent of a Purchaser shall not be required for any amendment, modification or waiver if all amounts owed to the Holders of such Series or such Purchaser (as the case may be) will be paid (and any commitments of such Holders or Purchaser will terminate) prior to, or contemporaneously with, the effectiveness of such amendment, modification or waiver; provided further, that any amendment of this Agreement to effect any modification of the Bank Account arrangements pursuant to Section 3.3(c)(ii)(y) shall not require the consent of any of the Certificateholders or the Purchasers. No PI Agreement may be amended unless Transferor shall have delivered the proposed amendment to the Agent and the Rating Agencies at least ten Business Days (or such shorter period as shall be acceptable to each of them) prior to the execution and delivery thereof and the Modification Condition has been satisfied with respect to such amendment; provided, however, that the Modification Condition shall not apply to proposed amendments the purpose of which is to correct any ambiguities or inconsistencies in such PI Agreement.

      Transferor or Trustee shall establish a record date for determining which Certificateholders may give such waivers and consents. No waiver of any Early Amortization Event or other default hereunder given at any time shall apply to any other prior or subsequent Early Amortization Event or default.

      (d) Promptly after the execution of any amendment, consent or waiver described in subsection (b) or (c), Trustee shall furnish written notification of the substance of the amendment or consent to each Investor Certificateholder, and Servicer shall furnish written notification of the substance of the amendment or consent to the Rating Agency and each Enhancement Provider.

      (e) It shall not be necessary for any waiver or consent given by the

Certificateholders under this section to approve the particular form of any proposed amendment, but it shall be sufficient if the consent shall approve the substance thereof. The manner of obtaining such waivers and consents and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as Trustee may prescribe.

      (f) Notwithstanding anything in this section to the contrary, no amendment may be made to this Agreement, any Supplement or any PI Agreement that would adversely affect in any material respect the interests of any Enhancement Provider without the consent of the Enhancement Provider.

      (g) Any Supplement or PI Agreement executed in accordance with the provisions of Section 6.10 shall not be considered an amendment to this Agreement for the purposes of this section.

      (h) Prior to the execution of any amendment to this Agreement, Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of the amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery have been satisfied. Trustee may, but shall not be obligated to, enter into any amendment that affects Trustee's own rights, duties or immunities under this Agreement.

      (i) Notwithstanding anything in this Section to the contrary, no amendment may be made to this Agreement unless Transferor shall have delivered to Trustee, the Rating Agencies, each Purchaser and each Enhancement Provider a Tax Opinion with respect to such amendment.

      SECTION XIII.2 Actions by Certificateholders and Purchasers. (a) By its acceptance of Certificates pursuant to this Agreement and the applicable Supplement, each Certificateholder (other than Transferor and any Big Flower Person) acknowledges and agrees that, wherever in this Agreement a provision states that an action may be taken or a notice, demand or instruction given by any Series of Investor Certificateholders, any class of Investor Certificateholders or the Investor Certificateholders, the action, notice or instruction may be taken or given by any Holder of an Investor Certificate of the Series or class or by any Investor Certificateholder, respectively, unless the provision requires a specific percentage of the Series or class of Investor Certificateholders or of all Investor Certificateholders.

      (b) By its acceptance of Certificates pursuant to this Agreement and the applicable Supplement, each Certificateholder (other than Transferor and any Big Flower Person) acknowledges and agrees that any request, demand, authorization, direction, notice, consent, waiver or other act by the Holder of a Certificate shall bind the Holder and every subsequent Holder of the Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by Trustee or Servicer in reliance thereon, whether or not notation of the action is made upon such Certificate.

      (c) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement, any Supplement or any PI Agreement to be given or taken by Certificateholders or any Agent for a Purchaser may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Certificateholders or any Agent for a Purchaser in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, the action shall become effective when the instrument or instruments are delivered to Trustee and, when required, to Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement, any Supplement or any PI Agreement and conclusive in favor of Trustee and Servicer, if made in the manner provided in this section.

      (d) The fact and date of the execution by any Certificateholder or any Agent for a Purchaser of any such instrument or writing may be proved in any reasonable manner that Trustee deems sufficient.

      SECTION XIII.3 Limitation on Rights of Certificateholders. (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall the death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      (b) No Certificateholder shall have any right to vote (except as expressly provided otherwise in this Agreement) or in any manner otherwise to control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to the Transaction Documents (except to the extent any Supplement or related certificate purchase agreement creates independent and non-duplicative rights), unless the Certificateholder previously shall have given to Trustee, and unless the Required Series Holders for each outstanding Series shall have made, written request upon Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, every Purchaser and Trustee, that no one or more Certificateholders or Purchasers shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provisions of a Transaction Document to affect, disturb or prejudice the rights of any other Investor Certificateholder or Purchaser, or to obtain or seek to obtain priority over or preference to any such other Investor Certificateholder or Purchaser, except to the extent provided in the Transaction Documents, or to enforce any right under the Transaction Documents, except in the manner herein provided and for the equal, ratable and common benefit of, all Investor Certificateholders and Purchasers (subject to the priorities set forth in the Transaction Documents). For the protection and enforcement of the provisions of this section, each and every Certificateholder, each and every Purchaser and Trustee shall be entitled to such relief as can be given either at law or in equity.

      (d) By their acceptance of Certificates pursuant to this Agreement and the applicable Supplement, the Certificateholders agree to the provisions of this section.

      SECTION XIII.4 Limitation on Rights of Purchasers. (a) The death or incapacity of any Purchaser shall not operate to terminate this Agreement or the Trust, nor shall the death or incapacity entitle such Purchaser's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      (b) No Purchaser shall have any right to vote, (except provided otherwise in this Agreement) or in any manner otherwise to control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Purchased

Interests, be construed so as to constitute the Purchasers from time to time as partners or members of an association, nor shall any Purchaser be under any liability to any third Person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

      (c) No Purchaser shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to any Transaction Document (except to the extent a PI Agreement creates independent and non-duplicative rights, unless such Purchaser previously shall have given to Trustee, and unless such Purchaser shall have made, written request upon Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and Trustee, for 30 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Purchaser with every other Purchaser, every Certificateholder and Trustee, that no one or more Purchasers or Certificateholders shall have any right in any manner whatever by virtue of, or by availing itself or themselves of, any provisions of a Transaction Document to affect, disturb or prejudice the rights of any other Investor Certificateholder or a Purchaser, or to obtain or seek to obtain priority over or preference to any such other Investor Certificateholder or Purchaser, except to the extent provided in the Transaction Documents, or to enforce any right under the Transaction Documents, except in the manner herein provided and for the ratable and common benefit of all Investor Certificateholders or Purchasers (subject to the priorities set forth in the Transaction Documents). For the protection and enforcement of the provisions of this section, each and every Certificateholder, each and every Purchaser and Trustee shall be entitled to such relief as can be given either at law or in equity.

      (d) By their acceptance of Purchased Interests pursuant to this Agreement and the applicable Supplement, the Purchasers agree to the provisions of this Section.

      SECTION XIII.5 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      SECTION XIII.6 Notices. All demands, notices, instructions and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, four Business Days after mailing if mailed by registered mail, return receipt requested, or sent by facsimile transmission
(a) in the case of Transferor, to its address set forth below its signature hereto, (b) in the case of Big Flower, to its address set forth below its signature hereto, and (c) in the case of Trustee, the Paying Agent or the Transfer Agent and Registrar, to the address of Trustee set forth on the signature pages hereof; or, as to each party, at such other address or facsimile number as shall be designated by it in a written notice to each other party given in accordance with this section. Except to the extent expressly provided otherwise in an applicable Supplement, any notice required or permitted to be mailed to a Certificateholder shall be sent by first-class mail, postage prepaid, to the address of the Certificateholder as shown in the Certificate Register. Except to the extent expressly provided otherwise in an applicable Supplement, any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given on the fourth Business Day after the notice is so mailed, whether or not the Certificateholder receives the notice. Servicer shall deliver or make available to the Rating Agencies each certificate and report required to be prepared, forwarded or delivered pursuant to Section 3.5 (excluding the Daily Reports) or 3.6 and a copy of any amendment, consent or waiver to this Agreement, at the address of the Rating Agency set forth above or at the other address as shall be designated by the Rating Agency in a written notice to Servicer.

      SECTION XIII.7 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement or any of the other Transaction Documents shall for any reason whatsoever be held invalid, then the unenforceable covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement or the other Transaction Documents (as applicable) and shall in no way affect the validity or enforceability of the other provisions of this Agreement, the Certificates, the Purchased Interests or any of the other Transaction Documents or the rights of the Certificateholders or the Purchasers.

      SECTION XIII.8 Certificates Nonassessable and Fully Paid. Except to the extent otherwise expressly provided in Section 7.3 with respect to Transferor, it is the intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests in the Trust represented by the Certificates shall be nonassessable for any losses or expenses of the Trust or for any reason whatsoever and that Certificates upon authentication thereof by Trustee pursuant to Section 6.2 are

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

and shall be deemed fully paid.

      SECTION XIII.9 Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, each of Trustee, Servicer, Transferor, the Paying Agent, the Authenticating Agent and the Transfer Agent and Registrar (and each Investor Certificateholder or Purchaser by its acceptance of a Certificate or Purchased Interest) agrees that it shall not, with respect to the Trust or Transferor, institute or join any other Person in instituting any proceeding of the type referred to in the definition of "Bankruptcy Event" so long as any Certificates issued by the Trust shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Certificates shall have been outstanding. The foregoing shall not limit the right of Servicer, Transferor, the Paying Agent, the Authenticating Agent and the Transfer Agent and Registrar to file any claim in or otherwise take any action with respect to any such insolvency proceeding that was instituted against Transferor or the Trust by any Person other than Servicer, Transferor, the Paying Agent, the Authenticating Agent or the Transfer Agent and Registrar. In addition, each of Servicer, the Paying Agent, the Authenticating Agent, the Transfer Agent and Registrar and (as to the Trust) Transferor agree that all amounts owed to them by the Trust or Transferor shall be payable solely from amounts that become available for such payment pursuant to this Agreement and the Receivables Purchase Agreement, and no such amounts shall constitute a claim against the Trust or Transferor to the extent that they are in excess of the amounts available for their payment.

      SECTION XIII.10 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Transferor, Trustee, the Investor Certificateholders, the Purchasers or the Holders of any Series of Investor Certificates, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and are not exhaustive of any rights, remedies, powers and privileges provided by law.

      SECTION XIII.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

      SECTION XIII.12 Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and the

Certificateholders, the Purchasers, the Enhancement Providers and their respective successors and permitted assigns. Except as otherwise expressly provided in this Agreement, nothing contained in this Agreement shall confer any rights upon any Person that is not a party to, or a permitted assignee of a party to, this Agreement.

      SECTION XIII.13 Integration. This Agreement and the other Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and thereof and shall together constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, superseding all prior oral or written understandings.

      SECTION XIII.14 Binding Effect; Assignability; Survival of Provisions. This Agreement shall be binding upon and inure to the benefit of Transferor, Servicer and Trustee and their respective successors and permitted assigns; provided, that Transferor shall not delegate any of its obligations hereunder. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the termination of the Trust pursuant to Section 12.1. The rights and remedies with respect to (a) any breach of any representation and warranty made by Transferor in Section 2.3 or Section 7.1, (b) any breach of any representation and warranty made by Servicer in Section 8.1 and (c) the indemnification and payment provisions in Sections 3.9, 7.3, 8.4, 11.5 and 12.2(b) shall be continuing and shall survive any termination of this Agreement.

      SECTION XIII.15 Recourse to Transferor. Except to the extent expressly provided otherwise in the Transaction Documents, the obligations of Transferor under the Transaction Documents to which it is a party are solely the obligations of Transferor, and no recourse shall be had for payment of any fee payable by or other obligation of or claim against Transferor that arises out of any Transaction Document to which Transferor is a party against any director, officer or employee of Transferor. Payments to be made by Transferor pursuant to this Agreement shall be paid to the extent that funds are available to make the payments after all amounts to be paid to the Certificateholders and the Purchasers pursuant to the applicable Supplement and PI Agreement shall have been paid, and there shall be no recourse to Transferor for all or any part of any amounts payable pursuant to any Transaction Document if the funds are at any time insufficient to make all or part of any such payments. The provisions of this section shall survive the termination of this Agreement.

      SECTION XIII.16 Recourse to Transferred Assets. The Certificates do not represent an obligation of, or an interest in, Transferor, any Seller, Servicer, Trustee or any Affiliate of any of them. Except as expressly provided otherwise in this Agreement, the Certificates and Purchased Interests are limited in right of payment to the Transferred Assets.

      SECTION XIII.17 Submission to Jurisdiction. Each party hereto hereby irrevocably (a) submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in the City of New York, New York over any action or proceeding arising out of or relating to the Transaction Documents, (b) irrevocably agrees that all claims in respect of the action or proceeding may be heard and determined in the State or Federal court,
(c) irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of the action or proceeding, and (d) in the case of Transferor and Big Flower, irrevocably appoints the Process Agent as its agent to receive on behalf of it and its property service of copies of the summons and complaint and any other process that may be served in any action or proceeding. The service may be made by mailing or delivering a copy of the process to Transferor or Big Flower in care of the Process Agent at the Process Agent's address, and Transferor hereby irrevocably authorizes and directs the Process Agent to accept the service on its behalf. As an alternative method of service, each of Transferor and Servicer also irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of the process to Transferor or Servicer (as applicable) at its address specified herein. Nothing in this section shall affect the right of any party hereto to serve legal process in any other manner permitted by law or affect the right of any party hereto to bring any action or proceeding against any or all of the other parties hereto or any of their respective properties in the courts of any other jurisdiction.

      SECTION XIII.18 Waiver of Jury Trial. Each party hereto waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under or relating to the Transaction Documents, or any amendment, instrument, document or agreement delivered or that may in the future be delivered in connection therewith or arising from any course of conduct, course of dealing, statements (whether verbal or written), actions of any of the parties hereto or any other relationship existing in connection with the Transaction Documents, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

      SECTION XIII.19 Certain Partial Releases. If any Seller is


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discontinued as a Seller pursuant to Section 1.8(a) of the Purchase Agreement,
Trustee shall, upon the request (and at the expense) of Big Flower, execute and deliver to Big Flower such statements of partial release and/or amendment relating to the UCC-1 financing statements filed against such Seller pursuant to the Purchase Agreement as shall be prepared by Big Flower and provided to Trustee to evidence such termination; provided that Trustee shall have received
(i) an Officer's Certificate of Servicer to the effect that all conditions to such termination specified in subclauses (i), (ii) and (iii) of such Section 1.8(a) have been satisfied (and shall not have received notice from any Investor Certificateholder or Agent to the contrary) and (ii) an Opinion of Counsel to the effect that the filing of such statements of partial release and/or amendment will not impair the validity, perfection or priority of Transferor's or Trustee's rights in and to (A) any Receivables or Related Assets conveyed prior to the effective date of such termination or (B) any Receivables or Related Assets generated by any remaining Seller on or after the effective date of such termination. In addition, after a termination that complies with the requirements set out in the preceding sentence, Trustee shall, upon the request (and at the expense) of Big Flower, execute and deliver to Big Flower the termination statements relating to the UCC-1 financing statements filed against the Seller pursuant to the Purchase Agreement as shall be prepared by Big Flower and provided to Trustee to evidence the termination; provided that Trustee shall have received an Officer's Certificate of Servicer to the effect that Trustee no longer holds any right, title or interest in the Receivables generated by the terminated Seller.

           [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, Transferor, Servicer and Trustee have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                              BFP RECEIVABLES CORPORATION,
                              as Transferor

                              By: /s/ Rick Frier
                              Name:   Rick Frier
                              Title:  Vice President

                              Address: 250 W. Pratt Street
                                       Baltimore, Maryland  21201
                              Attention: Rick Frier
                              Facsimile: 410-528-9287

                              BIG FLOWER PRESS HOLDINGS, INC.,
                               as initial Servicer

                              By: /s/ David Mait
                              Name:   David Mait
                              Title:  Vice President

                              Address: 3 East 54th Street, 19th Floor
                                       New York, New York  10022
                              Attention: David Mait
                              Facsimile: 212-223-4074

                              MANUFACTURERS AND TRADERS TRUST COMPANY
                               as Trustee

                              By: /s/ Anita K. Spann
                              Title:  Trust Officer

                              Address: 1 M&T Plaza, 7th Floor
                                       Buffalo, New York  14203-2399

                              Attention: Russell Whitley
                              Telephone: (716) 842-5602
                              Facsimile: (716) 842-4474

STATE OF NEW YORK  )
                   )  SS.
COUNTY OF NEW YORK )

      On March 18, 1996 before me personally came Rick Frier, who, being by me duly sworn, did depose and say that he resides at Ellicott City, Maryland; that he is the Vice President of BFP RECEIVABLES CORPORATION, a Delaware corporation, the corporation described in and that executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of the corporation.

      Given under my hand and notarial seal, this March 18, 1996.

                                    /s/ Helen B. Kaplan
                                    -----------------------
                                          Notary Public

                                    Type or
                                    Print Name: Helen B. Kaplan

My commission expires:

April 18, 1997

STATE OF NEW YORK  )
                   )  SS.
COUNTY OF NEW YORK )

      On March 18, 1996 before me personally came David Mait, who, being by me duly sworn, did depose and say that he resides at Wyckoff, New Jersey; that he is the Vice President of BIG FLOWER PRESS HOLDINGS, INC., a Delaware corporation, the corporation described in and that executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of the corporation.

      Given under my hand and notarial seal, this March 18, 1996.

                                    /s/ Patrick J. Kennedy
                                    ---------------------------
                                        Notary Public

                                    Type or
                                    Print Name: Patrick J. Kennedy

My commission expires:

August 1, 1996

STATE OF NEW YORK )
                  )  SS.
COUNTY OF ERIE    )

      On March 18, 1996 before me personally came Anita Spann, who, being by me duly sworn, did depose and say that he resides at Buffalo, New York; that he is the Trust Officer of MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation, the corporation described in and that executed the foregoing instrument; and that he signed his name thereto by order of the board of directors of the corporation.

      Given under my hand and notarial seal, this March 18, 1996.

                                    /s/ Steven J. Wattie
                                    -------------------------
                                        Notary Public

                                    Type or
                                    Print Name: Steven J. Wattie

My commission expires:

July 20, 1996

                                                                     EXHIBIT A-1
to Pooling Agreement


                           LOCKBOX ACCOUNT LETTER AGREEMENT

                                        [Date]


[Bank]


Attention:

Ladies and Gentlemen:

    By this letter agreement, (a) _________________________ ("SELLER")
irrevocably transfers exclusive ownership and control of its lockbox numbered _________________ of the post office located at __________________ (the
"LOCKBOX") and the corresponding demand deposit account numbered _______________ (the "LOCKBOX ACCOUNT") maintained with you to BFP Receivables Corporation ("Transferor"), and (b) Transferor irrevocably transfers all of its rights and title to and interest in the Lockbox and the Lockbox Account acquired hereby to Manufacturers and Traders Trust Company, as trustee (the "TRUSTEE") for the benefit of certain holders of certificates and purchased interests (collectively, the "HOLDERS") issued by the Trustee under a Pooling and Servicing Agreement, dated as of March 19, 1996 (the "POOLING AGREEMENT"), among Transferor, Big Flower Press Holdings, Inc. ("PARENT") as initial Servicer, and the Trustee. Seller acknowledges and agrees that Transferor is transferring to the Trustee the rights, titles and interests transferred by Seller to Transferor as provided above, and each of Seller and Transferor agrees to cooperate fully with the Trustee and its agents and representatives (including, without limitation, the Servicer referred to hereinafter) in the exercise of such rights. The transfers described in this paragraph are effective on and as of the date of this letter agreement.

    By executing this letter agreement, you acknowledge the existence of the Trustee's right to dominion and control over the Lockbox and the Lockbox Account and its ownership of and security interest in the Lockbox, all moneys and instruments delivered to the Lockbox, the Lockbox Account and the amounts from time to time on deposit therein, and agree that, from and after the date hereof, you shall maintain the Lockbox and the Lockbox Account and shall hold all such moneys and instruments and such amounts for the benefit and subject to the interests of the Trustee (for the benefit of itself and the Holders). You also acknowledge that your execution of this letter agreement is a condition precedent to continued maintenance of the Lockbox Account with you. The Lockbox Account is to be maintained in the name of

"Manufacturers and Traders Trust Company, as Trustee."

    Seller and Transferor hereby irrevocably instruct you, and the Trustee, by its acknowledgement hereof, hereby instructs you, at all times from and after the date hereof until your receipt of contrary and/or terminating instructions from the Trustee, to remit, pursuant to our funds transfer agreement and on a daily basis, in immediately available funds, all available amounts deposited in the Lockbox Account to the following account (the "MASTER COLLECTION ACCOUNT") or such other account as the Trustee or the Servicer may specify:

           Manufacturers and Traders Trust Company
           Attn:  R. Whitley, Trust Division
           One M&T Plaza, Seventh Floor
           Buffalo, NY  14203-2399
           ABA # 022000046
           CC # 880
           For credit to the
           Manufacturers and Traders Trust Company, as Trustee
           Account No. 185611860
           Ref:  Big Flower Master Collection Account

     By executing this letter agreement, you irrevocably waive and agree not to assert any right to setoff against, or otherwise deduct from, any items collected from the Lockbox, the Lockbox Account or any funds from time to time therein or in transit thereto; PROVIDED, HOWEVER, that you may (i) debit the Lockbox Account for any items deposited in the Lockbox Account that are returned or otherwise not collected in accordance with your customary practices for the chargeback of returned items, (ii) charge the Lockbox Account for any erroneous crediting of funds by you to such Lockbox Account and (iii) apply funds in the Lockbox Account for reimbursement of any fees and expenses owed to you under the terms of this letter agreement, to the extent that such fees and expenses are not paid or reimbursed by Seller.

     All transfers referred to above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off (except as expressly permitted otherwise by this letter agreement) and shall be final, and you agree that you will not seek to recover any amount from the Trustee, Transferor, or the Servicer for any reason once any payment or transfer has been made.

     Seller shall pay, or reimburse you for, customary and reasonable fees and expenses incurred by you in the maintenance and operation of the Lockbox Account in accordance with this letter agreement. The Trustee and Transferor will have no liability to you or the Servicer for any costs, fees or charges under your usual and customary procedures or this letter agreement. You hereby agree to promptly notify the Trustee of your failure to receive timely payment of any fee under this letter agreement.

     The Trustee's instructions with respect to the Lockbox and the Lockbox Account may be given through a Servicer that the Trustee may appoint from time to time and will notify you thereof in writing, and you agree to follow the instructions of such Servicer with the same effect as if such instructions were given by the Trustee directly (subject to any limitations on such appointment imposed by the Trustee that are communicated in writing to you) until such time as the Trustee notifies you of the revocation of the Servicer's authority to act for the Trustee. The initial servicer will be Parent. The Trustee and the Servicer shall each provide to you a list of their respective employees authorized to issue instructions and give notices with respect to the Lockbox and the Lockbox Account, which lists may be revised from time to time, and you shall be entitled to rely on (and to assume) the authority of any employee of the Trustee or the Servicer identified on such lists, and are hereby authorized to act on any notice given on behalf of the Trustee or the Servicer by any such employee, subject to any limitations on the appointment of the Servicer and the revocation of the Servicer's authority as provided above.

     Seller and Transferor also hereby irrevocably notify you that, at all times from and after the date hereof until your receipt of contrary and/or terminating instructions from the Trustee, the Trustee shall be entitled (subject to your rights set forth herein) to exercise in the place and stead of Seller and Transferor (or either of them) any and all rights of Seller and Transferor in respect of or in connection with the Lockbox, this letter agreement and the Lockbox Account, including, without limitation (i) the right to specify that payments are to be made out of or in connection with the Lockbox Account to different accounts or at different times than those specified above (subject to your customary and then-current procedures for lockbox processing) and (ii) the right to require preparation of duplicate monthly bank statements on the Lockbox Account for mailing directly to an address specified by the Trustee.

     By executing this letter agreement you acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other person asserting, claiming or exercising, any right of set-off, banker's lien or other purported form of claim with respect to the items collected from the Lockbox, the Lockbox Account or any funds from time to time therein or in transit thereto, and agree to promptly inform the Trustee in writing of any such action in the future.

     Except as otherwise provided herein, the Lockbox and the Lockbox Account shall be subject to the customary terms and conditions adopted by you from time to time and generally applicable to lockboxes and lockbox accounts. Your duties and functions under this letter agreement shall continue to be that of a debtor/creditor and you shall not by reason of this letter agreement be deemed to have a fiduciary obligation or relationship of trust in respect of Transferor or the Trustee. You shall not be deemed to have knowledge of or liability under any agreements among the parties to this letter agreement to which you are not a party.

     You may terminate this letter agreement by cancelling the Lockbox Account and Lockbox, which cancellation and termination shall become effective only upon sixty days' prior written notice thereof from you to the Trustee. Upon the termination of this letter agreement, you will close the Lockbox Account and, subject to your rights to charge the Lockbox Account as set forth herein, transfer any monies remaining therein to the Master Collection Account. You agree that you shall forward all incoming mail addressed to the Lockbox or the Lockbox Account and all wire transfers and deposits to the Lockbox Account that you receive after such cancellation in the form received to another lockbox or to another lockbox account or the Concentration Account or to such other address or account as the Trustee (or the Servicer on behalf of the Trustee) shall specify, promptly after you discover that you have received any such mail or transfers. This letter agreement may also be terminated upon written notice to you by the Trustee. Except as expressly set forth in this paragraph, this letter agreement may not be terminated or amended without the prior written consent of the Trustee.

     You will use due care in performing your duties and responsibilities and shall only be responsible for any liability, loss, cost or expense which Seller, Transferor or the Trustee sustains to the extent that (i) such loss is a direct result of your mishandling of a deposit or (ii) such loss is proximately caused by your negligence or wilful misconduct. In no event shall you be liable to Seller, Transferor or the Trustee for liabilities, losses, costs or expenses resulting from actions beyond your control or for any consequential or special damages. Except to the extent of the liability assumed by you, Seller hereby agrees to indemnify and hold you harmless against any and all reasonable costs, losses, liabilities or expenses including attorneys' fees and disbursements, which may be imposed upon you in connection with your duties hereunder. This paragraph shall survive termination of the Lockbox, the Lockbox Account, or this letter agreement.

     All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight courier, to the intended person at the address or facsimile number of such person set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such person in a written notice to the other parties hereto given in accordance with the requirements of this paragraph. All notices and other communications hereunder shall also be provided to the Trustee and shall be addressed as follows until you receive written notice from the Trustee to the contrary:

            Manufacturers and Traders Trust Company
            Attention:  R. Whitley, Trust Division
            Telephone:  716-842-5602
            Facsimile:  716-842-4474

     All notices and communications provided for hereunder shall be effective,
(i) if personally delivered, when received, (ii) if sent by certified mail, four business days after having been deposited in the mail, postage prepaid and properly addressed, (iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means and (iv) if sent by overnight courier, two business days after having been given to such courier unless sooner received by the addressee.

     This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of Seller, Transferor, and the Trustee and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that you may not assign your rights and duties under this letter agreement without the prior written consent of the Trustee.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the choice of law rules thereof.

     Please acknowledge your agreement to the terms set forth in this letter agreement by signing five (5) copies of this letter agreement in the space provided below and returning such copies to us at the address indicated below for Seller.

                         Very truly yours,

                         [SELLER].


                         By:
                           Title:

                         Address:

                         Attention:
                         Telephone:
                         Facsimile:


                         BFP RECEIVABLES CORPORATION


                         By:
                           Title:

                         Address:

                         Attention:
                         Telephone:
                         Facsimile:

     The undersigned hereby acknowledges and agrees to the foregoing letter agreement as of the date of the letter agreement.

                              [BANK]


                              By:
                                Title:

                              Address:


                              Attention
                              Telephone:
                              Facsimile:


     The undersigned hereby acknowledges and agrees to the foregoing letter agreement as of the date of the letter agreement.

                              MANUFACTURERS AND TRADERS TRUST
                                COMPANY, INC.
                                as Trustee


                              By:
                                Title:

                                                                     EXHIBIT A-2
                                                            to Pooling Agreement

                         BLOCKED ACCOUNT AGREEMENT


[Name of Bank]


Ladies and Gentlemen:

     By this letter agreement, (a) ______________. ("SELLER") irrevocably transfers exclusive ownership and control of its demand deposit account numbered _____________ (the "BLOCKED ACCOUNT") maintained with you to BFP Receivables Corporation ("BFP"), and (b) BFP irrevocably transfers all of its rights and title to and interest in the Blocked Account acquired hereby to Manufacturers and Traders Trust Company, as trustee (the "TRUSTEE") for the benefit of certain holders of certificates and purchased interests (collectively, the "HOLDERS") issued by the Trustee under a Pooling and Servicing Agreement, dated as of _____________ __, 1996 (the "POOLING AGREEMENT"), among BFP, Big Flower Press Holdings, Inc., ("BIG FLOWER"), as initial Servicer, and the Trustee. Seller acknowledges and agrees that BFP is transferring to the Trustee the rights, titles and interests transferred by Seller to BFP as provided above, and each of Seller and BFP agrees to cooperate fully with the Trustee and its agents and representatives (including, without limitation, the Servicer referred to hereinafter) in the exercise of such rights. The transfers described in this paragraph are effective on and as of the date of this letter agreement.

     By executing this letter agreement, you acknowledge the existence of the Trustee's right to dominion and control over the Blocked Account and its ownership of and security interest in the Blocked Account, all moneys and instruments delivered to the Blocked Account and the amounts from time to time on deposit therein, and agree that, from and after the date hereof, you shall maintain the Blocked Account and shall hold all such moneys and instruments and such amounts for the benefit and subject to the interests of the Trustee (for the benefit of itself and the Holders). You also acknowledge that your execution of this letter agreement is a condition precedent to continued maintenance of the Blocked Account with you. The Blocked Account is to be maintained in the name of "Manufacturers and Traders Trust Company, as Trustee."


     Seller and BFP hereby irrevocably instruct you, and the Trustee, by its acknowledgement hereof, hereby instructs you, at all times from and after the date hereof until your receipt of contrary and/or terminating instructions from the Trustee, to remit, on a daily basis, in immediately available funds, all available amounts deposited in the Blocked Account to the following account (the "MASTER COLLECTION ACCOUNT") or such other account as the Trustee or the Servicer may specify:


           Manufacturers and Traders Trust Company
           Attn:  R. Whitley, Trust Division
           One M&T Plaza, 7th Floor
           Buffalo, New York 14203-2399
           ABA # 022000046
           CC # 880
           For credit to the
           Manufacturers and Traders Trust Company, as Trustee
           Account No. 185611860
           Ref:  Big Flower Master Collection Account

     By executing this letter agreement, you irrevocably waive and agree not to assert any right to setoff against, or otherwise deduct from, any items collected from the Blocked Account or any funds from time to time therein or in transit thereto; PROVIDED, HOWEVER, that you may (i) debit the Blocked Account for any items deposited in the Lockbox Account that are returned or otherwise not collected in accordance with your customary practices for the chargeback of returned items, (ii) charge the Blocked Account for any erroneous crediting of funds by you to such Blocked Account and (iii) apply funds in the Blocked Account for reimbursement of any fees and expenses owed to you under the terms of this letter agreement, to the extent that such fees and expenses are not paid or reimbursed by Seller.

     All transfers referred to above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off (except as expressly permitted otherwise by this letter agreement) and shall be final, and you agree that you will not seek to recover any amount from the Trustee, BFP or the Servicer for any reason once any payment or transfer has been made, provided that you shall have the right to recover from Seller the amount of any item so transferred which is returned, made in error, or otherwise not collected in accordance with your customary practices in the event that you are unable to recover such amount by debiting the Lockbox Account.

     Seller shall pay, or reimburse you for, customary and reasonable fees and expenses incurred by you in the maintenance and operation of the Blocked Account in accordance with this letter agreement. The Trustee and Transferor will have no liability to you or the Servicer for any costs, fees or charges under your usual and customary procedures or this letter agreement. You hereby agree to promptly notify the Trustee of your failure to receive timely payment of any fee under this letter agreement.

     The Trustee's instructions with respect to the Blocked Account may be given through a Servicer that the Trustee may appoint from time to time and will notify you thereof in writing, and you agree to follow the instructions of such Servicer with the same effect as if such instructions were given by the Trustee directly (subject to any limitations on such appointment imposed by the Trustee that are communicated in writing to you) until such time as the Trustee notifies you of the revocation of the Servicer's authority to act for the Trustee. The initial servicer will be Big Flower. The Trustee and the Servicer shall each provide to you a list of their respective employees authorized to issue instructions and give notices with respect to the Blocked Account, which lists may be revised from time to time, and you shall be entitled to rely on (and to assume) the authority of any employee of the Trustee or the Servicer identified on such lists, and are hereby authorized to act on any notice given on behalf of the Trustee or the Servicer by any such employee, subject to any limitations on the appointment of the Servicer and the revocation of the Servicer's authority as provided above.

     Seller and BFP also hereby irrevocably notify you that, at all times from and after the date hereof until your receipt of contrary and/or terminating instructions from the Trustee, the Trustee shall be entitled (subject to your rights set forth herein) to exercise in the place and stead of Seller and BFP (or either of them) any and all of the rights of Seller and BFP in respect of or in connection with this letter agreement and the Blocked Account, including, without limitation (i) the right to specify that payments are to be made out of or in connection with the Blocked Account to different accounts or at different times than those specified above (subject to your customary and then-current procedures for account processing) and (ii) the right to require preparation of duplicate monthly bank statements on the Blocked Account for mailing directly to an address specified by the Trustee.

     By executing this letter agreement you acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other person asserting, claiming or exercising any right of set-off, banker's lien or other purported form of claim with respect to the items collected from the Blocked Account or any funds from time to time therein or in transit thereto, and agree to immediately inform the Trustee in writing of any such action in the future.

     Except as otherwise provided herein, the Blocked Account shall be subject to the customary terms and conditions adopted by you from time to time and generally applicable to demand deposit accounts. Your duties and functions under this letter agreement shall continue to be that of a debtor/creditor and you shall not by reason of this letter agreement be deemed to have a fiduciary obligation or relationship of trust in respect of Transferor or the Trustee. You shall not be deemed to have knowledge of or liability under any agreements among the parties to this letter agreement to which you are not a party.

     You may terminate this letter agreement by cancelling the Blocked Account, which cancellation and termination shall become effective only upon thirty days' prior written notice thereof from you to the Trustee. Upon the termination of this letter agreement, you will close the Blocked Account and, subject to your rights to change the Lockbox Account as set forth herein, transfer any monies remaining therein to the Master Collection Account. You agree that you shall forward all wire transfers and deposits to the Blocked Account that you receive after such cancellation in the form received to the Master Collection Account or to such other address or account as the Trustee (or the Servicer on behalf of the Trustee) shall specify, promptly after you discover that you have received any such transfers. This letter agreement may also be terminated upon written notice to you by the Trustee. Except as expressly set forth in this paragraph, this letter agreement may not be terminated or amended without the prior written consent of the Trustee.

     You will use due care in performing your duties and responsibilities and shall only be responsible for any liability, loss, cost or expense which Seller, Transferor or the Trustee sustains to the extent that (i) such loss is a direct result of your mishandling of a deposit or (ii) such loss is proximately caused by your gross negligence or wilful misconduct. In no event shall you be liable to Seller, Transferor or the Trustee for liabilities, losses, costs or expenses resulting from actions beyond your control or for any consequential or special damages. Except to the extent of the liability assumed by you, Seller hereby agrees to indemnify and hold you harmless against any and all reasonable costs, losses, liabilities or expenses including attorneys' fees and disbursements, which may be imposed upon you in connection with your duties hereunder. This paragraph shall survive termination of the Blocked Account, or this letter agreement.

     All notices and other communications provided for hereunder (other than duplicate monthly bank statements and returned items) shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight courier, to the intended person at the address or facsimile number of such person set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such person in a written notice to the other parties hereto given in accordance with the requirements of this paragraph. All notices and other communications hereunder shall also be provided to the Trustee and shall be addressed as follows until you receive written notice from the Trustee to the contrary:

          Manufacturers and Traders Trust Company
          One M&T Plaza
          Buffalo, New York 14203-2399

          Attention:     R. Whitley, Trust Division
          Telephone:     716/842-5602
          Facsimile:     716/842-4474

     All notices and communications provided for hereunder shall be effective,
(i) if personally delivered, when received, (ii) if sent by certified mail, four business days after having been deposited in the mail, postage prepaid and properly addressed, (iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means and (iv) if sent by overnight courier, two business days after having been given to such courier unless sooner received by the addressee.

     This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of Seller, BFP and the Trustee and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that you may not assign your rights and duties under this letter agreement without the prior written consent of the Trustee except for assignments to subsidiaries wholly-owned by you or to successors by acquisition or merger so long as the Blocked Account number does not change.

     The parties hereto consent to the non-exclusive jurisdiction of the courts of the State of New Jersey; PROVIDED, HOWEVER, that this letter agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the choice of law rules thereof.

     Please acknowledge your agreement to the terms set forth in this letter agreement by signing five (5) copies of this letter agreement in the space provided below and returning such copies to us at the address indicated below for Seller.

                              Very truly yours,

                              SELLER

                              By:________________________________
                                 Title:__________________________

                              Address:



                              Attention:
                              Telephone:
                              Facsimile:


                              BFP RECEIVABLES CORPORATION


                              By:________________________________
                                 Title:___________________________

                              Address:



                              Attention:
                              Telephone:
                              Facsimile:

     The undersigned hereby acknowledges and agrees to the foregoing letter agreement as of this ______ day of March, 1996.




                              By:
                                Title:

                              Address:


                              Attention:
                              Telephone:
                              Facsimile:

     The undersigned hereby acknowledges and agrees to the foregoing letter agreement dated as of the ______ day of March, 1996.

                              MANUFACTURERS AND TRADERS TRUST
                              COMPANY, as Trustee


                              By:
                                 Title:

     The undersigned hereby acknowledges and agrees to the foregoing letter agreement dated as of the ______ day of March, 1996.

                              BIG FLOWER PRESS HOLDINGS, INC., as
                              Seller


                              By:
                                Title:

                                                                       EXHIBIT B
                                                            to Pooling Agreement

                       FORM OF CONCENTRATION ACCOUNT AGREEMENT

                                                              __________________



[NAME OF CONCENTRATION BANK]
[ADDRESS OF CONCENTRATION BANK]

Ladies and Gentlemen:

     By this letter agreement, (a) ____________ ("SELLER") irrevocably transfers exclusive ownership and control of its demand deposit account numbered __________ the "CONCENTRATION ACCOUNT" maintained with you to BFP Receivables Corporation ("BRC"), and (b) BRC irrevocably transfers all of its rights and title to and interest in the Concentration Account acquired hereby to Manufacturers and Traders Trust Company, as trustee (the "TRUSTEE") for the benefit of (i) certain holders of certificates and purchased interests (collectively, the "HOLDERS") issued by the Trustee under a Pooling and Servicing Agreement, dated as of March 19, 1996 (the "POOLING AGREEMENT"), among BRC, Big Flower Press Holdings, Inc. ("Big Flower") as initial Servicer, and the Trustee and (ii) BRC (to the extent of BRC's residual interest in the Transferred Assets (as defined in the Pooling Agreement). Seller acknowledges and agrees that BRC is transferring to the Trustee the rights, titles and interests transferred by Seller to BRC as provided above, and each of Seller and BRC agrees to cooperate fully with the Trustee and its agents and representatives (including, without limitation, the Servicer referred to hereinafter) in the exercise of such rights. The transfers described in this paragraph are effective on and as of the date of this letter agreement.

     By executing this letter agreement, you acknowledge the existence of the Trustee's right to dominion and control over the Concentration Account and its ownership of and security interest in the Concentration Account, all moneys and instruments delivered to the Concentration Account and the amounts from time to time on deposit therein, and agree that, from and after the date hereof, you shall maintain the Concentration Account and shall hold all such moneys and instruments and such amounts for the benefit and subject to the interests of the Trustee. You also acknowledge that your execution of this letter agreement is a condition precedent to continued maintenance of the Concentration Account with you. The Concentration Account is to be maintained in the name of "Manufacturers and Traders Trust Company, as Trustee."

     Seller and BRC hereby irrevocably instruct you, and the

Trustee, by its acknowledgement hereof, hereby instructs you, at all times from and after the date hereof until your receipt of contrary and/or terminating instructions from the Trustee, to remit, on a daily basis, in immediately available funds, all available amounts deposited in the Concentration Account to the following account (the "Master Collection Account") or such other account as the Trustee or the Servicer may specify:

                    Manufacturers and Traders Trust Company
                    One M&T Plaza, 7th Floor
                    Buffalo, New York 14203-2399
                    ABA # 022000046
                    CC # 880
                    For credit to the
                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                       AS TRUSTEE
                    Account No. ________________

No such transfer of funds shall either reflect the rounding off of any funds so transferred or constitute a partial remittance except for (i) amounts applied to fees and expenses under the terms of this letter agreement, and (ii) amounts deducted for returned checks that were previously deposited in the Concentration Account and with respect to which funds were previously transferred to the Master Collection Account.

     All transfers referred to above shall be made by you irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off (except as expressly permitted otherwise by this letter agreement) and shall be final, and you agree that you will not seek to recover any amount from the Trustee, BRC or the Servicer for any reason once any payment or transfer has been made.

     The Trustee's instructions with respect to the Concentration Account may be given through a Servicer that the Trustee may appoint from time to time and will notify you thereof in writing, and you agree to follow the instructions of such Servicer with the same effect as if such instructions were given by the Trustee directly (subject to any limitations on such appointment imposed by the Trustee that are communicated in writing to you) until such time as the Trustee notifies you of the revocation of the Servicer's authority to act for the Trustee. The initial servicer will be Big Flower. The Trustee and the Servicer shall each provide to you a list of their respective employees authorized to issue instructions and give notices with respect to the Concentration Account, which lists may be revised from time to time, and you shall be entitled to rely on (and to assume) the authority of any employee of the Trustee or the Servicer identified on such lists, and are hereby authorized to act on any notice given on behalf of the Trustee or the Servicer by any such employee, subject to any limitations on the appointment of the Servicer and the revocation of the Servicer's authority as provided above.

     Seller and BRC also hereby irrevocably notify you that, at all times from and after the date hereof until your receipt of contrary and/or terminating instructions from the Trustee, the Trustee shall be entitled (subject to your rights set forth herein) to exercise in the place and stead of Seller and BRC (or either of them) any and all of the rights of Seller and BRC in respect of or in connection with this letter agreement and the Concentration Account, including, without limitation (i) the right to specify that payments are to be made out of or in connection with the Concentration Account to different accounts or at different times than those specified above (subject to your customary and then-current procedures for account processing) and (ii) the right to require preparation of duplicate monthly bank statements on the Concentration Account for mailing directly to an address specified by the Trustee.

     By executing this letter agreement you acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other person asserting, claiming or exercising any right of set-off, banker's lien or other purported form of claim with respect to the items collected from the Concentration Account or any funds from time to time therein or in transit thereto, and agree to immediately inform the Trustee in writing of any such action in the future.

     By executing this letter agreement, you irrevocably waive and agree not to assert any right to setoff against, or otherwise deduct from, any items collected from the Concentration Account or any funds from time to time therein or in transit thereto; PROVIDED, HOWEVER, that you may (i) debit the Concentration Account for any items deposited in the Concentration Account that are returned or otherwise not collected in accordance with your customary practices for the chargeback of returned items, and (ii) apply funds in the Concentration Account for reimbursement of any fees and expenses incurred by you in connection with this letter agreement, to the extent that such fees and expenses are not paid or reimbursed by Seller.

     Seller shall pay, or reimburse you for, customary and reasonable fees and expenses incurred by you in the maintenance and operation of the Concentration Account in accordance with this letter agreement. The Trustee will have no liability to you or the Servicer for any costs, fees or charges under your usual and customary procedures or this letter agreement. You will not be liable for any actions taken in accordance with the instructions of the Trustee or the Servicer.

     You also agree that, notwithstanding anything to the contrary herein, you shall promptly notify the Trustee of your failure to receive timely payment of any fee under this letter agreement.

     You may terminate this letter agreement by cancelling the Concentration Account, which cancellation and termination shall become effective only upon sixty days' prior written notice thereof from you to the Trustee. Upon the termination of this letter agreement, you will close the Concentration Account and transfer any monies remaining therein to the Master Collection Account. You agree that you shall forward all wire transfers and deposits to the Concentration Account that you receive after such cancellation in the form received to the Master Collection Account or to such other address or account as the Trustee (or the Servicer on behalf of the Trustee) shall specify, promptly after you discover that you have received any such transfers. This letter agreement may also be terminated upon written notice to you by the Trustee. Except as expressly set forth in this paragraph, this letter agreement may not be terminated or amended without the prior written consent of the Trustee.

     All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, by facsimile or by overnight courier, to the intended person at the address or facsimile number of such person set forth under its name on the signature pages hereof or at such other address or facsimile number as shall be designated by such person in a written notice to the other parties hereto given in accordance with the requirements of this paragraph. All notices and other communications hereunder shall also be provided to the Trustee and shall be addressed as follows until you receive written notice from the Trustee to the contrary:

               Manufacturers and Traders Trust Company
               One M&T Plaza
               Buffalo, New York 14203

               Attention:     Corporate Trust and Agency Services
               Telephone:     (716) 842-5602
               Facsimile:     (716) 842-4474.

     All notices and communications provided for hereunder shall be effective,
(i) if personally delivered, when received, (ii) if sent by certified mail, four business days after having been deposited in the mail, postage prepaid and properly addressed, (iii) if transmitted by facsimile, when sent, receipt confirmed by telephone or electronic means and (iv) if sent by overnight courier, two business days after having been given to such courier unless sooner received by the addressee.

     This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of Seller, BRC and the Trustee and their respective successors, transferees and assigns; PROVIDED, HOWEVER, that you may not assign your rights and duties under this letter agreement without the prior written consent of the Trustee.

     This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the choice of law rules thereof.

     Please acknowledge your agreement to the terms set forth in this letter agreement by signing five (5) copies of this letter agreement in the space provided below and returning such copies to us at the address indicated below for Seller.

                         Very truly yours,

                         [NAME OF SELLER]

                         By:_____________________________________
                           Title:________________________________

                         Address:


                         Attention:
                         Telephone:
                         Facsimile:



                         BFP RECEIVABLES CORPORATION

                         By:_____________________________________
                           Title:________________________________

                         Address:


                         Attention:
                         Telephone:
                         Facsimile:

     The undersigned hereby acknowledges and agrees to the foregoing letter
agreement as of this ___ day of         , 199 .

                              [NAME OF CONCENTRATION BANK]


                         By:________________________________
                              Title:

                              Address:


                              Telephone:
                              Facsimile:


     The undersigned hereby acknowledges and agrees to the foregoing letter
agreement dated as of the ___ day of           , 199 .


                    MANUFACTURERS AND TRADERS TRUST COMPANY,
                      as Trustee


                    By:_____________________________________
                    Title:__________________________________

                                                                       EXHIBIT C
                                                            to Pooling Agreement

                                       FORM OF
                            MONTHLY SERVICER'S CERTIFICATE


TO:  MANUFACTURERS AND TRADERS TRUST COMPANY
     [Paying Agent]
     BFP RECEIVABLES CORPORATION
     [Name of Rating Agency]


     BIG FLOWER PRESS HOLDINGS, INC. (the "SERVICER") hereby certifies that:

     (A) This Certificate is being delivered pursuant to SECTION 3.6 of the Pooling and Servicing Agreement, dated as of _______, 1996, (as the same may be amended, supplemented or otherwise modified from time to time, the "POOLING AGREEMENT"), among BFP RECEIVABLES CORPORATION, as Transferor, Servicer, and MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee.

     (B) As of the date of this Certificate, the Authorized Officer (as defined in the Pooling Agreement) that is executing this Certificate is not aware of the occurrence and continuance of any Early Amortization Event or Unmatured Early Amortization Event (each as defined in the Pooling Agreement). [If an Early Amortization Event or Unmatured Early Amortization Event has occurred and is continuing, specify each such Early Amortization Event or Unmatured Early Amortization Event (as applicable) of which the Authorized Officer executing this Certificate is aware and the nature and status thereof and further certify that such information is true and accurate in all material respects.]

     IN WITNESS WHEREOF, Servicer has caused this Certificate to be executed by its duly authorized officer this __ day of _______________, 19__.

                    BIG FLOWER PRESS HOLDINGS, INC.


                    By:
                    Title:

                                                                       EXHIBIT D
                                                            to Pooling Agreement

                          ANNUAL AGREED UPON PROCEDURES

                                 MONTHLY REPORTS

Select at random four Monthly Reports prepared during the fiscal year and:

      1. Compare/reconcile the following Monthly Report items with the Servicer's original source documents noted below for five selected operating units (letters refer to the applicable section of the Monthly Report):

            A.  Monthly Receivable Activity:
                  1.    Monthly Sales Journal
                  2.    Cash Application Journal
                  3.    Aged Trial Balance
                  4. Journal entries and related support affecting cash application or receivables
                  5.    Receivable Write-off Approval List
                  6.    Bank Account Statements and PC generated Bank
                        Account Reports
                  7.    Credit Memo Report

            D.  Loss Reserve Ratio:
                  1.    Schedule A of the Monthly Report
                  2.    Applicable Daily Report for Cutoff Date
                  3.    Previous Monthly Reports

            E.  Dilution Reserve Ratio:
                  1.    Section A of the Monthly Report
                  2.    Previous Monthly Reports

            G.  Carrying Cost Receivables Reserve:
                  1.    Section C of the Monthly Report
                  2.    Carrying Cost Worksheet

            H.  Loss to Liquidation Ratio:
                  1.    Receivable Write-off Approval List
                  2.    Aged Trial Balance

                  3.    Journal entries and related back-up on
                        write-offs and recoveries
                  4.    Previous Monthly Reports

            J.  Discount Rate:
                  1.    Carrying Cost Worksheet

            Schedule A. Aged Receivables Ratio:
                  1.    Section A of the Monthly Report
                  2.    Previous Monthly Reports
                  3.    Aged Trial Balance Summary - invoices only, and

      2.    Recalculate the mathematical accuracy of Sections
            A,B,C,D,E,F,G,H,J and K and Schedule A.

For each quarter end date that a Monthly Report is obtained, obtain the accounts receivable Write-Off Report for five selected operating units and randomly select a total of five write-offs greater than $1000 individually. Then obtain the write-off documentation and verify that the write-offs had been approved and were deleted from the Aged Trial Balance Report.

                                  DAILY REPORTS

Select at random ten Daily Reports prepared during the fiscal year (of which not more than two shall relate to any single fiscal month) and:

      1. Compare/reconcile the following Daily Report items with the Servicer's original source documents noted below for five selected operating units (letters refer to the applicable section of the Daily Report):

            A.  Daily Receivable Activity:
                  1.    Daily Sales Summary
                  2.    Cash Application Journal
                  3.    Aged Trial Balance
                  4. Journal entries and related support affecting cash applications or receivables
                  5.    Receivable Write-off Approval List
                  6.    Bank Account Statement and PC generated Bank
                        Account Reports

            B. Net Eligible Receivables Calculation (if not closing period):
                  1.    Ineligible Receivables Program Reports

            C.  Excess Concentration Balances:
                  1.    Ineligible Receivables Program Reports

            Schedule A (if settlement date):
                  1.    Most recent Monthly Report
                  2. Daily Report last day prior to settlement date, and

      2. Recalculate the mathematical accuracy of sections A-C and Schedule A.

                              CREDIT DOCUMENTATION

Select at random two fiscal month ends during the fiscal year and:

      1. Direct the Servicer to prepare a Credit File Contents Schedule (the "Credit Schedule") that summarizes the contents of the credit files for each customer we select for testing. The Credit Schedule will include the following information as of the cut-off date selected: customer name, customer account number, customer statement, approved credit limit, date of credit limit approval, name and title of highest authority that approved the credit limit and other supporting documentation in support of extension of the credit limit (e. g., Dunn & Bradstreet report, customer financial statement and bank or trade references), and

      2.    For each customer selected:

            A. Compare the customer's account receivables balance with the approved credit limit to verify that the balance is less than or equal to the approved limit

            B. Compare the customer's account balance per the Credit Schedule with the balance per the Account Receivable Aged Trial Balance

            C. Compare the date of the customer's most recent invoice indicated on the customer's statement to the date of the credit approval to verify that the date of the invoice is the date of or subsequent to, but within one year of the date of, credit approval

            D. Note that at least one of the following items is included with the credit documentation: Dun & Bradstreet Credit Report or other credit report, bank or trade reference, financial statements or a memorandum or workpapers regarding credit evaluation/justification.

For each of the ten Daily Reports selected:

      1. Invoices: Obtain the detail Aged Trial Balance Report for five selected operating units and randomly select a total of 15 different invoices and verify the invoice date, amount and customer name with a system generated copy of the invoice;

      2. Dilutions and Credits: Obtain the detail Aged Trial Balance Report for five selected operating units and randomly select a total of 15 different credit names and verify the credit memo date, amount and customer name with a system generated copy of the credit memo;

      3. Cash Application: Randomly select a total of 15 individual cash receipts comprising the cash collection amount and verify the bank receipt date with the receipt date and application amount on the Daily Report, adjusted for available balances;

      4. Ineligible Receivables: Obtain the Aged Trial Balance for five selected operating units and randomly select a total of ten customers that have balances over 90 days past due and calculate the customer balances over 90 days past due as a percentage of the customer's total balance. If this calculated percentage is more than 50%, determine if the customer is classified as part of the Ineligible Receivables;

      5. Aging Reports: Using the 15 invoices selected in paragraph 1 above, find that the invoice is in the appropriate aging category on the Aged Trial Balance; and

      6. Purchase Options: Using the 15 invoices selected in paragraph 1 above, verify the purchase order reference number on the invoice with the purchase order (if available).

                                                                       EXHIBIT E
                                                            to Pooling Agreement

                                     FORM OF
                             TRANSFEROR CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR THE LAWS OF ANY FOREIGN COUNTRY. THIS CERTIFICATE MAY NOT BE RESOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS SUCH RESALE, TRANSFER OR DISPOSITION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS AND FOREIGN LAWS. IN ADDITION TO THE RESTRICTIONS SET FORTH ABOVE, RESALE, TRANSFER OR DISPOSITION OF THIS CERTIFICATE IS PROHIBITED TO THE EXTENT SET FORTH IN THE POOLING AGREEMENT (AS DEFINED BELOW).

                       BIG FLOWER RECEIVABLES MASTER TRUST

                             TRANSFEROR CERTIFICATE

      THIS CERTIFIES THAT BFP RECEIVABLES CORPORATION is the registered owner of an interest in the Big Flower Receivables Master Trust (the "Trust"), which was created pursuant to the Pooling and Servicing Agreement, dated as of _______, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Pooling Agreement"), by and among BFP Receivables Corporation, a Delaware corporation, as Transferor ("Transferor"), Big Flower Press Holdings, Inc., as initial Servicer (in such capacity, the "Servicer"), and MANUFACTURERS AND TRADERS TRUST COMPANY, Trustee (in such capacity, together with its successors and assigns in such capacity, the "Trustee"). This Certificate is the duly authorized Transferor Certificate designated and issued under the Pooling Agreement. To the extent not otherwise defined herein, capitalized terms have the meanings assigned to them in Appendix A to the Pooling Agreement. This Certificate is subject to the terms, provisions and conditions of, and is entitled to the benefits afforded by, the Pooling Agreement, to which terms, provisions and conditions the holder of this Certificate by virtue of the acceptance hereof assents and by which the holder is bound.

      This Certificate shall not bear interest.

      The Pooling Agreement may be amended and the rights and obligations of the parties thereto and of the holder of this Certificate modified as set forth in the Pooling Agreement.

      Unless the certificate of authentication hereon shall have been executed by or on behalf of Trustee by the manual signature of a duly authorized signatory, this Certificate shall not entitle the holder hereof to any benefit under the Pooling Agreement or under any other Transaction Document or be valid for any purpose.

      This Certificate is limited in right of payment to the Transferred Assets.

      Transferor may not transfer, assign, exchange or otherwise convey or pledge, hypothecate or otherwise grant a security interest in this Certificate or any interest represented hereby except in compliance with the terms, conditions and restrictions set forth in the Pooling Agreement. Any attempted transfer of all or any part of this Certificate other than as permitted by the Pooling Agreement shall be void and of no effect.

      This Certificate shall be construed in accordance with the laws of the State of New York, without reference to its conflict of laws principles, and all obligations, rights and remedies under, or arising in connection with, this Certificate shall be determined in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, Transferor has caused this Certificate to be executed by its officer thereunto duly authorized.


                           BFP RECEIVABLES CORPORATION

                           By: __________________________________
                             Title: _____________________________


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

    This is the Transferor Certificate referred to in the Pooling Agreement.


                           MANUFACTURERS AND TRADERS
                            TRUST COMPANY,
                             as Trustee

                           By: __________________________________
                             Title: _____________________________

Dated: ___________, 199_

                                                                       EXHIBIT F
                                                            to Pooling Agreement

              FORM OF CERTIFICATE TO BE GIVEN BY CERTIFICATE OWNER

[Euroclear                    [Cedel, societe anonyme
151 Boulevard Jacqmain        67 Boulevard Grand-Duchesse Charlotte
B-1210 Brussels, Belgium]     L-1331 Luxembourg]

      Re: [Description of Certificates] issued pursuant to the Pooling and Servicing Agreement dated as of _______, 1996, among BFP RECEIVABLES CORPORATION, BIG FLOWER PRESS
            HOLDINGS, INC. and MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee, (the "Certificates").

      This is to certify that as of the date hereof, and except as set forth below, the beneficial interest in the Certificates held by you for our account is owned by persons that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended).

      The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you in which the undersigned has acquired, or intends to acquire, a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

      [This certification excepts beneficial interests in and does not relate to U.S. $_________ principal amount of the Certificates appearing in your books as being held for our account but that we have sold or as to which we are not yet able to certify.]

      We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated: ___________________,*              By: ___________________,
                                                 Account Holder

* Certification must be dated on or after the 15th day before the date of the Euroclear or Cedel certificate to which this certification relates.

                                                                       EXHIBIT G
                                                            to Pooling Agreement

              FORM OF CERTIFICATE TO BE GIVEN BY EUROCLEAR OR CEDEL

[Trustee and Transfer Agent and Registrar]

      Re: [Description of Certificates] issued pursuant to the Pooling and Servicing Agreement dated as of _______, 1996 among BFP RECEIVABLES CORPORATION, BIG FLOWER PRESS
            HOLDINGS, INC. and MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee, (the "Certificates").

      This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations") as of the date hereof, $__________ principal amount of the Certificates is owned by persons (a) that are not U.S. persons (as defined in Rule 901 under the Securities Act of 1933, as amended (the "Securities Act")) or (b) who purchased their Certificates (or interests therein) in a transaction or transactions that did not require registration under the Securities Act.

      We further certify (a) that we are not making available herewith for exchange any portion of the related Regulation S Temporary Book-Entry Certificate excepted in such certifications and (b) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by them with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

      We understand that this certification is required in connection with certain securities laws of the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy hereof to any interested party in such proceedings.

Date: _________________*            Yours faithfully,

* To be dated no earlier            By: ___________________________________
than the Effective Date.                  [Morgan Guaranty Trust
                                          Company of New York, Brussels
                                          Office, as Operator of the
                                          Euroclear Clearance System]
                                          [Cedel, societe anonyme]

                                                                       EXHIBIT H
                                                            to Pooling Agreement

                    FORM OF CERTIFICATE TO BE GIVEN BY TRANSFEREE
                 OF BENEFICIAL INTEREST IN A REGULATION S TEMPORARY
                                BOOK-ENTRY CERTIFICATE

[Euroclear                    [Cedel, soci t  anonyme
151 Boulevard Jacqmain        67 Boulevard Grand-Duchesse
Charlotte
B-1210 Brussels, Belgium]          L-1331 Luxembourg]

     Re: [Description of Certificates] issued pursuant to the Pooling and Servicing Agreement dated as of ______, 1996 among BFP RECEIVABLES CORPORATION, BIG FLOWER PRESS HOLDINGS, INC. and MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee, (the "CERTIFICATES").

     This is to certify that as of the date hereof, and except as set forth below, for purposes of acquiring a beneficial interest in the Certificates, the undersigned certifies that it is not a U.S. person (as defined in Rule 901 under the Securities Act of 1933, as amended).

     The undersigned undertakes to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Certificates held by you in which the undersigned intends to acquire a beneficial interest in accordance with your operating procedures if any applicable statement herein is not correct on such date. In the absence of any such notification, it may be assumed that this certification applies as of such date.

     We understand that this certification is required in connection with certain securities laws in the United States of America. If administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings.

Dated: ___________________,             By:

                                                                       EXHIBIT I
                                                            to Pooling Agreement

                     FORM OF TRANSFER CERTIFICATE FOR EXCHANGE OR
                     TRANSFER FROM 144A BOOK-ENTRY CERTIFICATE TO
                         REGULATION S BOOK-ENTRY CERTIFICATE

[Trustee and Transfer Agent and Registrar]

     Re: [Description of Certificates] issued pursuant to the Pooling and Servicing Agreement dated as of _________, 1996 (the "AGREEMENT"), among BFP RECEIVABLES CORPORATION, BIG FLOWER PRESS HOLDINGS, INC. and MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee, (the "CERTIFICATES").

     Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

     This letter relates to U.S. $___________ principal amount of Certificates that are held as a beneficial interest in the 144A Book-Entry Certificate (CUSIP No. _______) with DTC in the name of [insert name of transferor] (the "TRANSFEROR"). The Transferor has requested an exchange or transfer of the beneficial interest for an interest in the Regulation S Book-Entry Certificate (CUSIP No. _______) to be held with [Euroclear] [Cedel] through DTC.

     In connection with the request and in receipt of the Certificates, the Transferor does hereby certify that the exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Agreement and the Certificates and:

          (a) pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and accordingly the Transferor does hereby certify that:

               (i) the offer of the Certificates was not made to a person in the United States of America,

               [(ii) at the time the buy order was originated, the transferee was outside the United States of America or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States of America,

               (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States of America,]*

               (iii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable,

               (iv) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and

          (b) with respect to transfers made in reliance on Rule 144 under the Securities Act, the Transferor does hereby certify that the Certificates are being transferred in a transaction permitted by Rule 144 under the Securities Act.

     This certification and the statements contained herein are made for your benefit and the benefit of the issuer and the [placement agent].

                              [Insert name of Transferor]


Dated:                        By:
                                Title:

* Insert one of these two provisions, which come from the definition of "offshore transactions" in Regulation S.

                                                                       EXHIBIT J
                                                            to Pooling Agreement

                    FORM OF PLACEMENT AGENT EXCHANGE INSTRUCTIONS

Depository Trust Company
55 Water Street
50th Floor
New York, New York 10041

     Re: [Description of Certificates] issued pursuant to the Pooling and Servicing Agreement dated as of _______, 1996 (the "AGREEMENT"), among BFP RECEIVABLES CORPORATION, BIG FLOWER PRESS HOLDINGS, INC. and MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee, (the "CERTIFICATES").

     Pursuant to SECTION 6.11 of the Agreement, _______________________ (the "PLACEMENT AGENT") hereby requests that $____________ aggregate principal amount of the Certificates held by you for our account and represented by the Regulation S Temporary Book-Entry Certificate (CUSIP No. _______) (as defined in the Agreement) be exchanged for an equal principal amount represented by the 144A Book-Entry Certificate (CUSIP No. _______) to be held by you for our account.

Dated:                             [placement agent]


                              By:
                              Title:

                                                                       EXHIBIT K
                                                            to Pooling Agreement

                            FORM OF QUITCLAIM BILL OF SALE

                         Intentionally omitted, not material.

                                                                      SCHEDULE 1
                                                            to Pooling Agreement



                    Schedule intentionally omitted, not material.

                                                                       EXHIBIT L
                                                            to Pooling Agreement


                         FORM OF ANNUAL SERVICER CERTIFICATE


                         Intentionally omitted, not material.

                                      APPENDIX A

                                     DEFINITIONS

    A. DEFINED TERMS. As used in the Purchase Agreement, the Pooling Agreement or any Supplement:

    "ACCOUNT AGREEMENTS" means the Concentration Account Agreements, the Blocked Account Agreements and the Lockbox Agreements.

    "ACCOUNT BANKS" means the Concentration Account Banks, the Blocked Account Banks and the Lockbox Banks.

    "ADVERSE CLAIM" means any claim of ownership interest or any mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other) or other security interest.

    "AFFECTED PARTY" shall mean, with respect to any Structured Lender, any Support Bank of such Structured Lender.

    "AFFILIATE" means, with respect to a Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.

    "AGING REPORT CONDITION" means Webcraft Technologies, Inc. shall have demonstrated its ability to provide daily aging data as to the Receivables originated by it and the Modification Condition shall have been satisfied as to such demonstration.

    "AGENT" means, with respect to a Series or Purchased Interest, any Person(s) designated as the agent(s) for the Certificateholders or the Purchasers in the related Supplement or PI Agreement.

    "AGGREGATE UNPAID BALANCE" is defined in SECTION 2.1(B) of the Purchase Agreement.

    "AMORTIZATION PERIOD" is defined, for purposes of any Series or Purchased Interest, in the related Supplement or PI Agreement.

    "APPLICANT" is defined in SECTION 6.7 of the Pooling Agreement.

    "AUTHORIZED NEWSPAPER" means a newspaper of general circulation in the Borough of Manhattan, The City of New York printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

    "AUTHORIZED OFFICER" means, with respect to Transferor, Servicer or any Seller, the Chief Executive Officer, the President, the Treasurer, the Chief Financial Officer, any Vice President, the Secretary and any Assistant Treasurer.

    "AVAILABLE FINAL DISTRIBUTION AMOUNT" means, with respect to any Series, the amount that would be available in the Master Collection Account on the Final Scheduled Payment Date for the Series for distribution to the Certificateholders of such Series.

    "BANK ACCOUNTS" means the Lockbox Accounts, the Blocked Accounts and the Concentration Accounts.

    "BANKRUPTCY EVENT" means, for any Person, any of the following events:

         (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of (i) in the case of any Person other than Transferor, 60 days and (ii) in the case of Transferor, 10 days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect, or

         (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or the like, for such Person or any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due.

    "BASE AMOUNT" is defined, for purposes of any Series or Purchased Interest, in the applicable Supplement or PI Agreement.

    "BIG FLOWER" means Big Flower Press Holdings, Inc., a

Delaware corporation.

    "BIG FLOWER PERSON" means Big Flower and each of its Affiliates (other than Transferor).

    "BLOCKED ACCOUNT AGREEMENT" means any of the letter agreements delivered in connection with the Pooling Agreement and any other letter agreement, substantially in the form of EXHIBIT A-2 to the Pooling Agreement (or such other form as to which the Modification Condition is satisfied), among a Blocked Account Bank, one or more Sellers, Servicer and Trustee that relates to one or more Blocked Accounts, as they may be amended, supplemented or otherwise modified from time to time.

    "BLOCKED ACCOUNT BANK" means any of the banks at which one or more Blocked Accounts are maintained from time to time.

    "BLOCKED ACCOUNTS" means the bank accounts maintained at those certain locations described in SCHEDULE I to the Pooling Agreement, into which Collections from Receivables are deposited, and any bank account that is hereafter created in accordance with, and to perform the functions contemplated for "Blocked Accounts" in, SECTION 3.3 of the Pooling Agreement.

    "BOOK-ENTRY CERTIFICATES" means certificates evidencing a beneficial interest in the Investor Certificates, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in SECTION 6.11 of the Pooling Agreement; PROVIDED that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to the Certificate Owners, such certificates shall no longer be "Book-Entry Certificates".

    "BUSINESS DAY" means a day (other than a Saturday or Sunday) on which commercial banks in New York, New York are not authorized or required to be closed for business.

    "BUYER" is defined in the preamble to the Purchase Agreement.

    "BUYER NOTE" means the note defined in SECTION 3.2 of the Purchase Agreement, substantially in the form of Exhibit A to the Purchase Agreement.

    "CALCULATION PERIOD" means a fiscal month of Big Flower.

    "CARRYING COST ACCOUNT" is defined in SECTION 4.2 of the Pooling Agreement.

    "CARRYING COSTS" means, for any period, (a) interest or yield payable with respect to any Series or Purchased Interest for that period, (b) the aggregate Servicing Fee for the period in the applicable amount provided for in SECTION 3.4 of the Pooling Agreement,
(c) the operating expenses described in SECTION 7.2(M) of the Pooling Agreement for the period and (d) other fees, costs and expenses incurred by Transferor and Trustee for the period and paid to Persons other than Big Flower Persons in connection with its duties under the Transaction Documents (in the case of Trustee, to the extent not included in the Servicing Fee).

    "CERTIFICATE" means any Investor Certificate or the Transferor Certificate.

    "CERTIFICATEHOLDER" means the Person in whose name a Certificate is registered in the Certificate Register.

    "CERTIFICATE OWNER" means, with respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

    "CERTIFICATE REGISTER" means the register maintained pursuant to SECTION
6.3 of the Pooling Agreement.

    "CLEARING AGENCY" means, with respect to any Book-Entry Certificate, any Person designated as such by Transferor, which Person must be registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934.

    "CLEARING AGENCY PARTICIPANT" is defined in SECTION 6.11(D) of the Pooling Agreement.

    "COLLECTIONS" means all funds that are received by any Seller, Transferor, Servicer or Trustee from or on behalf of any Obligor in payment of any amounts owed (including invoice prices, finance charges, interest and all other charges, if any) in respect of any Receivable or Related Asset, or otherwise applied to repay or discharge any Receivable (including insurance payments that any Seller, Transferor or Servicer applies in the ordinary course of its business to amounts owed in respect of such Receivable and net proceeds of sale or other disposition of repossessed goods that were the subject of such Receivable).

    "CONCENTRATION ACCOUNT" means any bank account that is maintained in accordance with, and to perform the functions contemplated for Concentration Accounts in, SECTION 3.3 of the Pooling Agreement.

    "CONCENTRATION ACCOUNT AGREEMENT" means a letter agreement, substantially in the form of EXHIBIT B to the Pooling Agreement (or such other form as to which the Modification Condition has been satisfied), among Transferor, Servicer, a Concentration

Account Bank and Trustee that relates to one or more Concentration Accounts, as it may be amended, supplemented or otherwise modified from time to time.

    "CONCENTRATION ACCOUNT BANKS" means any of the banks at which one or more Concentration Accounts are maintained from time to time.

    "CONTRACT" means an agreement between a Seller and any Person pursuant to which such Person is obligated to make payments in respect of any Receivable or Related Asset.

    "CONTRIBUTED RECEIVABLES" means all right, title and interest of a Seller in the Receivables (and Related Security in connection therewith) contributed by such Seller to Buyer.

    "CORPORATE TRUST OFFICE" means the principal office of Trustee in Buffalo, New York, at which at any particular time its corporate trust business shall be principally administered.

    "CREDIT AND COLLECTION POLICY" means (a) so long as no Successor Servicer has been appointed, with respect to any Seller, its credit and collection policies and practices relating to the Contracts and Receivables of such Seller that such Seller has provided to Transferor and Trustee prior to the First Issuance Date, as such credit and collection policies may be modified without violating SECTION 6.3(B) of the Purchase Agreement or SECTION 7.2(F) of the Pooling Agreement or (b) with respect to any Successor Servicer, its collection policies and practices with respect to receivables like the Receivables.

    "CUT-OFF DATE" means the last day of any Calculation Period.

    "DAILY REPORT" is defined in SECTION 3.5 of the Pooling Agreement.

    "DCR" means Duff & Phelps Credit Rating Co.

    "DEFINITIVE CERTIFICATES" means any Certificate other than a Book-Entry Certificate.

    "DILUTION" means any reduction in the balance of a Receivable or check issued by any Seller to an Obligor on account of discounts, incorrect billings, incentive payments, credits, volume rebates or other rebates, allowances, chargebacks, returned or repossessed goods, allowances for early payments or any other reduction in the balance of a Receivable for any other reason unrelated to the inability of the Obligor to pay the Receivable.

    "DIRECT PAY RECEIVABLE" means, at any time when a Big Flower Person is acting as Servicer, (x) a Receivable generated by Webcraft Chemicals, Inc., the Obligor of which has been instructed to make payments directly to Webcraft Chemicals, Inc. in accordance with the credit and collection policies of Webcraft Chemicals, Inc. as in effect on March 19, 1996, and (y) a Receivable generated by Webcraft Technologies, Inc., the Obligor of which has been given supplemental instructions by Webcraft Technologies, Inc. to make payments in respect of such Receivable originated by it directly to Webcraft Technologies, Inc., provided that such supplemental instructions are given to enhance the collection or origination of Receivables in accordance with the past practices of Webcraft Technologies, Inc. (and not for cash management purposes).

    "DISCOUNT RATE" is defined in SECTION 2.2(D) of the Purchase Agreement.


    "DISPOSITION" is defined in SECTION 9.3 of the Pooling Agreement.

    "DISTRIBUTION DATE" means the 25th day of each calendar month (or, if not a Business Day, the next Business Day).

    "DISTRIBUTION PERIOD" means each period from one Distribution Date to the next Distribution Date.

    "DOLLARS" means dollars in lawful money of the United States of America.

    "DOMESTIC PERSON" means any Person that has a place of business located in the United States or Puerto Rico or otherwise is subject to the jurisdiction of one or more civil courts of the United States (other than by reason of contractual submission to such jurisdiction).

    "DOMESTIC SUBSIDIARY" means any direct or indirect Subsidiary of Big Flower having its chief executive office and principal place of business located in the United States.

    "EARLY AMORTIZATION EVENT" means, with respect to any Series or Purchased Interest, any event identified as an Early Amortization Event in the related Supplement or PI Agreement.

    "EARLY AMORTIZATION PERIOD" is defined, for purposes of any Series or Purchased Interest, in the related Supplement or PI Agreement.

    "ELIGIBLE DEPOSIT ACCOUNT" means (a) a segregated trust account maintained at a national bank with a long-term debt rating of at least A (or, in the case of a Bank Account, BBB) from S&P, (b) a deposit account maintained with a bank that has an unsecured long-term debt rating of A, or a short-term rating of at least A-1, from S&P or (c) another deposit account as to which the Modification Condition has been satisfied.

    "ELIGIBLE INVESTMENTS" means any of the following:

         (a) deposit accounts that are established and maintained at a financial institution, the short-term debt securities or certificates of deposit of which have at the time of investment the highest short-term debt or certificate of deposit rating (as the case may be) available from the Rating Agencies, and that are held in the name of Trustee in trust for the benefit of the Certificateholders, subject to the exclusive custody and control of Trustee and for which Trustee has sole signature authority; PROVIDED that this clause shall not apply to the Lockbox Accounts, the Blocked Accounts or to the Transaction Accounts;

         (b) marketable obligations of the United States of America, the full and timely payment of principal and interest on which is backed by the full faith and credit of the United States of America, that have a maturity date not later than the next succeeding Distribution Date;

         (c) marketable obligations directly and fully guaranteed by the United States of America, the full and timely payment of principal and interest on which is backed by the full faith and credit of the United States of America, that have a maturity date not later than the next succeeding Distribution Date;

         (d) banker's acceptances, certificates of deposit and other interest-bearing obligations denominated in Dollars (subject to the proviso at the end of this definition), that have a maturity date not later than the next succeeding Distribution Date;

         (e) repurchase agreements (i) that are entered into with any financial institution having the ratings referred to in CLAUSE (A) and (ii) that are secured by a perfected first priority security interest in an obligation of the type described in CLAUSE (B) or (C); PROVIDED that such obligation may mature later than the next succeeding Distribution Date if such bank is required to repurchase such obligation not later than the next succeeding Distribution Date; and PROVIDED FURTHER, that (i) the market value of the obligation with respect to which such bank has a repurchase obligation, determined as of the date on which such obligation is originally purchased, shall equal or exceed 102% of the repurchase price to be paid by such bank and (ii) Trustee or a custodian acting on its behalf shall have possession of the instruments or documents evidencing such obligations;

         (f) guaranteed investment contracts entered into with any financial institution, the short-term debt securities of which have the highest short-term debt rating available from the Rating Agencies that, in each case, have a maturity date not later than the next succeeding Distribution Date;

         (g) commercial paper (except for commercial paper issued by any Big Flower Person) rated at the time of investment not less than "A-1+" or the equivalent thereof by the Rating Agencies and having a maturity date not later than the next succeeding Distribution Date; and

         (h) freely redeemable shares in open-end money market mutual funds (including such mutual funds that are offered by the Person who is acting as Trustee or by any agent of such Person) that (i) maintain a constant net-asset value and (ii) at the time of such investment have been rated not less than "AAAm" or the equivalent thereof by S&P;

PROVIDED that (A) Trustee shall only acquire banker's acceptances and certificates of deposit of, and enter into repurchase agreements with, institutions whose short-term obligations have been rated not less than "A-1+" or the equivalent thereof by the Rating Agencies and whose long-term obligations have been rated not less than "AA-" by the Rating Agencies, (B) the securities, banker's acceptances, certificates of deposit, other obligations and repurchase agreements described above shall only constitute "Eligible Investments" if and to the extent that (x) Servicer is satisfied that Trustee will have a perfected security interest therein for the benefit of the Certificateholders and (y) S&P shall not have added its "r" highlighter symbol to its rating thereof and (C) notwithstanding anything to the contrary herein or in the other Transaction Documents, the term "Rating Agency," whenever used in this definition of "Eligible Investments", shall be deemed to not include DCR to the extent that an investment is rated by S&P, but not by DCR.

    "ELIGIBLE OBLIGOR" means, for purposes of any Series (unless otherwise specified in the related Supplement) at any time, an Obligor that satisfies the following criteria:

         I. it is a Domestic Person and is not (except as otherwise specified for any Series in the related Supplement) (i) the United States government or any of its agencies or instrumentalities or (ii) a state or local government agency or instrumentality;

         (b) it is not a direct or indirect Subsidiary of Big Flower or any other entity with respect to which Big Flower or any of its Subsidiaries owns, directly or indirectly, more than 50% of the entity's equity interests;

         (c) with respect to which no Bankruptcy Event had occurred and was continuing as of the end of the most recent Calculation Period and is continuing; provided that this clause shall not apply if a bankruptcy court has approved the Obligor's payment of its obligations on the Receivables;

         (d) as of the end of the most recent Calculation Period, none of the Receivables of the Obligor were evidenced by promissory notes; and

         (e) it is not an Obligor with whom the applicable Seller has a "cash in advance" or "cash on account" arrangement (but may be an Obligor that the applicable Seller bills in advance in accordance with that Seller's customary practices, and not on account of concerns about the creditworthiness of the Obligor).

    "ELIGIBLE RECEIVABLE" means, for purposes of any Series (unless otherwise specified in the related Supplement) at any time, a Receivable:

         (a) that arises from the sale of goods or services by a Seller in the ordinary course of its business;

         (b) that represents a BONA FIDE obligation resulting from a sale of goods that have been shipped or services that have been performed and for which an invoice has been sent to the applicable Obligor;

         (c) that, as of that time, is not aged more than 90 days past its original invoice date, or, at any time of determination prior to the satisfaction of the Aging Report Condition, if such Receivable was originated by Webcraft Technologies, Inc., is not aged more than 60 days past its original invoice date;

         (d) that constitutes an account or a general intangible for the payment of money and not an instrument or chattel paper;

         (e)  the Obligor of which is an Eligible Obligor;

         (f) with regard to which both the representation and warranty of Transferor in SECTION 2.3(A)(I) of the Pooling Agreement and the representation and warranty of the relevant Seller in SECTION 5.1(K) of the Purchase Agreement are true and correct;

         (g) the transfer of which (including the sale by the applicable Seller to Transferor and the transfer by Transferor to the Trust) does not contravene or conflict with any law, rule or regulation or any contractual or other restriction, limitation or encumbrance that applies to the applicable Seller, Transferor or the Trust, and the sale, assignment or transfer of which, and the granting of a security interest in which, does not require the consent of the Obligor thereof or any other Person, other than any such consent that has been obtained;

         (h) that is denominated and payable only in Dollars in the United States of America and is non-interest bearing; PROVIDED that a Receivable shall not be deemed to be interest-bearing solely as a result of the applicable Seller's imposition of an interest or other charge on any such Receivable that remains unpaid for some specified period (but such interest charge or other charge shall not be included in the Unpaid Balance of a Receivable for purposes of calculating the Base Amount);

         (i) that arises under a Contract that has been duly authorized and that, together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law;

         (j) that is not subject to any asserted reduction, cancellation, or refund or any dispute, offset, counterclaim, lien or defense whatsoever (including any Permitted Adverse Claim, any Special New Jersey EPA Claim or other potential reduction on account of any offsetting account payable of Transferor or the applicable Seller to an Obligor or funds of an Obligor held by Transferor or the Seller); PROVIDED that a Receivable that is subject only in part to any of the foregoing shall be an Eligible Receivable to the extent not subject to reduction, cancellation, refund, dispute, offset, counterclaim, lien or other defense;

         (k) that, together with the Contract related thereto, was created in accordance with, and conforms in all material respects with, all applicable laws, rules, regulations, orders, judgments, decrees and determinations of all courts and other governmental authorities (whether Federal, state, local or foreign and including usury laws);

         (l) that satisfies all applicable requirements of the Credit and Collection Policy of the applicable Seller; and

         (m) that has not been compromised, adjusted, satisfied, subordinated, rescinded or modified (including by extension of time or payment or the granting of any discounts, allowances or credits), except as permitted by
    SECTION 7.2(F) of the Pooling Agreement.

    "ELIGIBLE SERVICER" means (a) Big Flower, (b) Trustee or (c) an entity that, at the time of its appointment as Servicer, (i) is servicing a portfolio of trade receivables, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability to service professionally and competently a portfolio of trade receivables similar to the Receivables in accordance with high standards of skill and care, (iv) is qualified to use the software that is then being used to service the Receivables or obtains the right to use or has its own software that is adequate to perform its duties under the Pooling Agreement and (v) as to which the Modification Condition has been satisfied.

    "ENHANCEMENT" means, with respect to any Series or Purchased Interest, any surety bond, letter of credit, guaranteed rate agreement, maturity guaranty facility, cash collateral account or guaranty, tax protection agreement, interest rate swap or other contract or agreement for the benefit of Certificateholders of the Series or Purchaser of the Purchased Interest.

    "ENHANCEMENT PROVIDER" means the Person providing any Enhancement, other than any Certificateholders, the Certificates of which are subordinated to any Series or class of Certificates.

    "EQUALIZATION ACCOUNT" is defined in SECTION 4.2 of the Pooling Agreement.

    "ERISA" means the Employee Retirement Income Security Act of 1974.

    "ESTABLISHED SECURITIES MARKET" means a national securities exchange that is either registered under Section 6 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") or exempt from registration because of the limited volume of transactions, a foreign securities exchange that, under the law of the jurisdiction where it is organized, satisfies regulatory requirements that are analogous to the regulatory requirements of the Exchange Act, a regional or local exchange, or an interdealer quotation system that regularly disseminates firm buy or sell quotations by identified brokers or dealers by electronic means or otherwise.

    "ESTIMATED BASE AMOUNT" is defined in SECTION 3.5 of the Pooling Agreement.

    "EXCHANGE DATE" is defined in SECTION 6.11(C) of the Pooling Agreement.

    "EXEMPT OBLIGOR" means an Obligor that is specified as an "EXEMPT OBLIGOR" in a notice from Servicer to the Trustee, the Rating Agencies and the Agent; PROVIDED that each of the following requirements must be satisfied with respect to such

Obligor: (w) the Modification Condition shall have been satisfied, (x) such Obligor has been instructed to make all payments in respect to its receivables to a location other than to any of the Bank Accounts, (y) such Obligor can reasonably be expected to follow such instructions, as certified by the Servicer in the notice specifying such Obligor as an Exempt Obligor, and (z) none of the data included in the Daily Reports, Monthly Reports or other information supplied to the Trustee or Holders includes any information about such Obligor or amounts owed by it.

    "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System, or any successor thereto or to the functions thereof.

    "FINAL SCHEDULED PAYMENT DATE" is defined, for purposes of any Series, in the applicable Supplement.

    "FIRST ISSUANCE DATE" means March 19, 1996.

    "GAAP" means United States generally accepted accounting principles.

    "GOVERNMENTAL AUTHORITY" means the United States of America, any state or other political subdivision thereof and any entity in the United States of America or any applicable foreign jurisdiction that exercises executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

    "GUARANTY" means any agreement or arrangement by which any Person directly or indirectly guarantees, endorses, agrees to purchase or otherwise becomes contingently liable upon any liability of any other Person (other than by endorsements of instruments in the course of collection) or guarantees the payment of distributions upon the shares of any other Person.

    "HIGHEST BID" means the highest cash purchase offer for a Series received by Servicer pursuant to SECTION 12.1 of the Pooling Agreement.

    "HOLDBACK ACCOUNT" is defined in SECTION 4.2 of the Pooling Agreement.

    "HOLDER" means the Person in whose name a Certificate is registered in the Certificate Register or a Person who holds a Purchased Interest.

    "IMPERMISSIBLE QUALIFICATION" means, relative to the opinion or certification of any independent public accountant as to any financial statement of Big Flower or Treasure Chest, any qualification or exception to such opinion or certification that is of a "going concern" or similar nature.

    "INDEBTEDNESS" of any Person means all of that Person's obligations for borrowed money, obligations evidenced by bonds, debentures, notes or other similar instruments, obligations as lessee under leases that are required by GAAP to be recorded as capitalized leases and obligations to pay the deferred purchase price of property or services.

    "INDEMNIFIED LOSSES" is defined in SECTION 7.3 of the Pooling Agreement.

    "INDEMNIFIED PARTY" is defined in SECTION 7.3 of the Pooling Agreement.

    "INITIAL CUT-OFF DATE" means the Business Day immediately preceding the First Issuance Date.

    "INTERCREDITOR AGREEMENT" means an intercreditor agreement, in form and substance satisfactory to the Trustee, between the Trustee and a secured creditor of a Seller.

    "INTERNAL REVENUE CODE" means the Internal Revenue Code of 1986.

    "INVESTED AMOUNT" is defined, with respect to any Series or Purchased Interest, in the related Supplement or PI Agreement.

    "INVESTOR CERTIFICATEHOLDER" means the Person in whose name an Investor Certificate is registered in the Certificate Register.

    "INVESTOR CERTIFICATES" means the Certificates issued pursuant to any Supplement.

    "INVESTOR EXCHANGE" is defined in SECTION 6.10(A) of the Pooling Agreement.

    "ISSUANCE" is defined in SECTION 6.10(A) of the Pooling Agreement.

    "ISSUANCE DATE" is defined in SECTION 6.10(B) of the Pooling Agreement.

    "ISSUANCE NOTICE" is defined in SECTION 6.10(B) of the Pooling Agreement.

    "LEAD PLACEMENT AGENT" means any Person designated as such by Transferor in connection with the issuance of any Investor Certificates.

    "LETTER OF REPRESENTATIONS" means the agreement among Transferor, Trustee and the applicable Clearing Agency, with respect to any Book-Entry Certificates, as the same may be amended, supplemented or otherwise modified from time to time.

    "LOCKBOX ACCOUNTS" means the bank accounts, maintained at those certain locations described in SCHEDULE 1 to the Pooling Agreement, into which Collections from Receivables are deposited, and any bank account that is hereafter created in accordance with, and to perform the functions contemplated for "Lockbox Accounts" in, SECTION 3.3 of the Pooling Agreement.

    "LOCKBOX AGREEMENT" means any of the letter agreements delivered in connection with the Pooling Agreement and any other letter agreement, substantially in the form of EXHIBIT A to the Pooling Agreement (or such other form as to which the Modification Condition is satisfied), among a Lockbox Bank, one or more Sellers, Servicer and Trustee that relates to one or more Lockbox Accounts, as they may be amended, supplemented or otherwise modified from time to time.

    "LOCKBOX BANK" means any of the banks at which one or more Lockbox Accounts are maintained from time to time.

    "LOSS DISCOUNT" is defined in SECTION 2.2(B) of the Purchase Agreement.

    "LOSS TO LIQUIDATION RATIO" means, as calculated in each Monthly Report, a fraction (a) the numerator of which is the aggregate Unpaid Balance of Receivables (net of recoveries) that were written off as uncollectible or (without duplication) converted into promissory notes during the three preceding Calculation Periods in accordance with the Credit and Collection Policy, and (b) the denominator of which is the aggregate amount of Collections on the Receivables received during such three Calculation Periods.

    "MAJORITY INVESTORS" means Holders of Investor Certificates that collectively evidence more than 50% of the outstanding principal amount of all Investor Certificates.

    "MASTER COLLECTION ACCOUNT" is defined in SECTION 4.2 of the Pooling Agreement.

    "MATERIAL ADVERSE EFFECT" means, with respect to any event or circumstance at any time, a material adverse effect on any Series or Purchased Interest; PROVIDED, that for the purpose of determining whether any Adverse Claim or other event or circumstance results (or has a likelihood of resulting) in a Material Adverse Effect, the effect of such event or circumstance shall be considered in the aggregate with the effect of all other Adverse Claims (including Permitted Adverse Claims and Special New Jersey EPA Claims) or other events and circumstances occurring or existing at the time of such determination.

    "MEMBER ORGANIZATION" is defined in SECTION 6.11(C) of the

Pooling Agreement.

    "MODIFICATION CONDITION" means, with respect to any action, that each Rating Agency has confirmed in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Purchased Interest that was rated by such Rating Agency, or if no outstanding Investor Certificates or Purchased Interests have been rated, the Trustee shall have consented in writing to such action.

    "MONTHLY REPORT" is defined in SECTION 3.5(D) of the Pooling Agreement.

    "NET INVESTED AMOUNT" is defined, for purposes of any Series or Purchased Interest, in the applicable Supplement or PI Agreement.

    "NEW ISSUANCE" is defined in SECTION 6.10(A) of the Pooling Agreement.

    "NONCOMPLYING RECEIVABLES AND DILUTION ADJUSTMENT" is defined in SECTION 3.1(B) of the Purchase Agreement.

    "OBLIGATIONS" means (a) all obligations of Buyer, the Sellers and the Servicer to the Trustee, the Trust, any other Indemnified Party, the Investor Certificateholders and their respective successors, permitted transferees and assigns, arising under or in connection with the Transaction Documents, and (b) all obligations of a Seller to Buyer, any other RPA Indemnified Party and their respective successors, transferees and assigns, arising under or in connection with the Transaction Documents, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due.

    "OBLIGOR" means a Person obligated to make payments on a Receivable.

    "OFFICER'S CERTIFICATE" means, unless otherwise specified in the Pooling Agreement or in any Supplement, a certificate signed by an Authorized Officer of Transferor or the initial Servicer, as the case may be, or, in the case of a Successor Servicer, a certificate signed by the President, any Vice President, Assistant Treasurer or the financial controller (or an officer holding an office with equivalent or more senior responsibilities) of such Successor Servicer, that, in the case of any of the foregoing, is delivered to Trustee.

    "OPINION OF COUNSEL" means a written opinion of counsel, who shall be reasonably acceptable to Trustee and, if the Rating Agencies are addressees, the Rating Agencies.

    "PAYING AGENT" means any paying agent appointed pursuant to

SECTION 6.6 of the Pooling Agreement and shall initially be Trustee.

    "PBGC" means the Pension Benefit Guaranty Corporation.

    "PERMITTED ADVERSE CLAIMS" means (a) ownership or security interests arising under the Transaction Documents and (b) liens for taxes, assessments or charges of any governmental authority and liens of landlords, carriers, warehousemen, mechanics and materialmen imposed by law in the ordinary course of business, in each case (i) for amounts not yet due or (ii) which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP, PROVIDED that the aggregate amount secured by all liens referred to in this CLAUSE (II) does not exceed $1,000,000.

    "PERMITTED TERMINATING SELLER" is defined in SECTION 1.8(A) of the Purchase Agreement.

    "PERMITTED TRANSFEREE" means, with respect to any Structured Lender, any of its Support Banks; PROVIDED, HOWEVER, that the aggregate number of actual assignments of Subject Instruments by all Structured Lenders to Permitted Transferees at any time outstanding shall not exceed 20.

    "PERSON" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, government or any agency or political subdivision thereof or any other entity.

    "PI AGREEMENT" means an agreement or agreements executed and delivered in connection with the sale of a Purchased Interest, as amended, supplemented or otherwise modified from time to time.

    "POOLING AGREEMENT" means the Pooling and Servicing Agreement, dated as of March 19, 1996 among Transferor, as transferor, Big Flower, as Servicer, and Trustee, as it may be amended, supplemented or otherwise modified from time to time.

    "PREVIOUSLY TERMINATED SELLER AMOUNT" is defined in SECTION 1.8 of the Purchase Agreement.

    "PRINCIPAL FUNDING ACCOUNT" is defined in SECTION 4.2 of the Pooling Agreement.

    "PRIVATE HOLDER" shall mean each holder of a right to receive interest or principal with respect to a Certificate or Purchased Interest, other than certificates (or other such interests) with respect to which an opinion is rendered that such certificates (or other such interests) will be treated as debt for federal income tax purposes and any holder of a right to receive any amount in respect of the Transferor Certificate. A Person holding more than one interest in the Trust each of which separately would cause such Person to be a Private Holder shall be treated as a single Private Holder; a Private Holder that would be a partnership, an S corporation or a grantor trust under the Internal Revenue Code shall be treated as one or more Private Holders in accordance with the provisions of Proposed Treasury Regulation Section 1.7704-1 or any successor provision of law.

    "PRO FORMA FINANCIAL DATA" means the projections referred to in SECTION 7.05(E) of the Big Flower Credit Agreement.

    "PROCESS AGENT" is defined in SECTION 10.7 of the Purchase Agreement.

    "PROGRAM" means the transactions contemplated in the Transaction Documents.

    "PUBLICATION DATE" is defined in SECTION 9.3(A) of the Pooling Agreement.

    "PURCHASE" means each purchase of Receivables and Related Assets by Transferor from a Seller under the Purchase Agreement.

    "PURCHASE AGREEMENT" means the Receivables Purchase Agreement, dated as of March 19, 1996, among the Sellers and Transferor, as it may be amended, supplemented or otherwise modified from time to time.

    "PURCHASE DISCOUNT RESERVE RATIO" is defined in SECTION 2.2(C) of the Purchase Agreement.

    "PURCHASE PRICE" is defined in SECTION 2.1(B) of the Purchase Agreement.

    "PURCHASE PRICE CREDIT" is defined in SECTION 3.1(D) of the Purchase Agreement.

    "PURCHASE PRICE PERCENTAGE" is defined in SECTION 2.2(A) of the Purchase Agreement.

    "PURCHASE TERMINATION DATE" means the earlier to occur of (a) the date specified by the Sellers pursuant to SECTION 8.1 of the Purchase Agreement and
(b) any event referred to in SECTION 8.2 of the Purchase Agreement.

    "PURCHASED ASSETS" is defined in SECTION 1.1 of the Purchase Agreement.

    "PURCHASED INTEREST" means a fluctuating undivided ownership interest in the Transferred Assets, purchased pursuant to the PI Agreement related thereto, that shall include the right to receive, to the extent necessary to make required payments to

Purchasers at the time and in the amounts specified in the related PI Agreement, the portion of Collections allocable to such Purchased Interest pursuant to the Pooling Agreement and the related PI Agreement, funds on deposit in the Master Collection Account allocable to the Purchased Interest pursuant to the Pooling Agreement and the related PI Agreement and funds available pursuant to any related Enhancement.

    "PURCHASED RECEIVABLES" is defined in SECTION 1.1 of the Purchase
Agreement.

    "PURCHASER" means a purchaser, or any owner by permitted assignment, of a Purchased Interest.

    "RATING AGENCY" means each statistical rating agency that at the request of Big Flower or Transferor, has rated any then-issued and outstanding Series of Investor Certificates or Purchased Interest; PROVIDED that if at any time no outstanding Series of Investor Certificates or Purchased Interest has been rated, then for purposes of any provision of the Transaction Documents that refers to a Person or instrument having a minimum rating, "Rating Agencies" shall mean S&P.

    "RECEIVABLE" means any right to payment, whether constituting an account, chattel paper, instrument, general intangible or otherwise, (i) arising from the sale of goods, services or future services by a Seller (and including the right to payment of any interest or finance charges and other obligations with respect thereto) and (ii) any other right to payment recorded as a receivable on a Seller's accounts receivable ledger; provided that (in the case of either clause
(i) or (ii)) the term "Receivable" shall not include any such right to payment from an Exempt Obligor.

    "RECEIVABLES POOL" means at any time all Receivables then held by the Trust.

    "RECONVEYANCE NOTICE" is defined in SECTION 2.6 of the Pooling Agreement.

    "RECONVEYANCE RECEIVABLES" is defined in SECTION 2.6 of the Pooling
Agreement.

    "RECORD DATE" means the Business Day that is three Business Days prior to a Distribution Date.

    "RECORDS" means all Contracts, purchase orders, invoices and other agreements, documents, books, records and other media for the storage of information (including tapes, disks, punch cards, computer programs and databases and related property) maintained by Transferor, the Sellers or Servicer with respect to the Transferred Assets and/or the related Obligors.

    "RECOVERIES" means all Collections received by the Trust in respect of any Write-Off held by the Trust.

    "REGULATION S BOOK-ENTRY CERTIFICATE" is defined in SECTION 6.11(C) of the Pooling Agreement.

    "REGULATION S TEMPORARY BOOK-ENTRY CERTIFICATE" is defined in SECTION 6.11(C) of the Pooling Agreement.

    "RELATED ASSETS" is defined in SECTION 1.1 of the Purchase Agreement.

    "RELATED CONTRIBUTED ASSETS" is defined in SECTION 1.9 of the Purchase Agreement.

    "RELATED PURCHASED ASSETS" is defined in SECTION 1.1 of the Purchase Agreement.

    "RELATED SECURITY" means, with respect to any Receivable, (a) all of the applicable Seller's right, title and interest in and to the goods, if any, relating to the sale that gave rise to the Receivable, (b) all other security interests or liens and property subject thereto from time to time purporting to secure payment of the Receivable, whether pursuant to the Contract related to the Receivable or otherwise, and (c) all letters of credit, guarantees and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Receivable, whether pursuant to the Contract related to the Receivable or otherwise.

    "RELATED TRANSFERRED ASSETS" is defined in SECTION 2.1(A) of the Pooling Agreement.

    "REPORT DATE" means the earlier of (x) the 20th day of each calendar month (or, if not a Business Day, the next Business Day) and (y) the Business Day that is two Business Days prior to a Distribution Date.

    "REPURCHASE AMOUNT" is defined in SECTION 12.4 of the Pooling Agreement.

    "REPURCHASE DISTRIBUTION DATE" is defined in SECTION 12.4 of the Pooling Agreement.

    "REQUIRED RECEIVABLES" is defined, for purposes of any Series or Purchased Interest, in the applicable Supplement or PI Agreement.

    "REQUIRED SERIES HOLDERS" means with respect to any action to be taken by Investor Certificateholders of any Series, unless otherwise specified in the related Supplement, Investor Certificateholders that evidence at least 66-2/3% of the principal amount of those Certificates.

    "RESPONSIBLE OFFICER" means, when used with respect to Trustee, (a) any officer within the Corporate Trust Office (or any successor group of Trustee), including any vice president, assistant vice president or any officer or assistant trust officer of Trustee customarily performing functions similar to those performed by the persons who hold the office of vice president, assistant vice president, or assistant secretary and (b) any other officer within the Corporate Trust Office with direct responsibility for the administration of the Pooling Agreement or to whom any corporate trust matter is referred at Trustee's Corporate Trust Office because of his knowledge of and familiarity with the particular subject.

    "REVOLVING PERIOD" means, with respect to each Series, the period before the commencement of the earliest of any applicable amortization period, accumulation period or early amortization period.

    "RPA INDEMNIFIED LOSSES" is defined in SECTION 9.1 of the Purchase
Agreement.

    "RPA INDEMNIFIED PARTY" is defined in SECTION 9.1 of the Purchase
Agreement.

    "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SELLER" means each Person from time to time party to the Purchase Agreement as a "Seller."

    "SELLER ASSIGNMENT CERTIFICATE" means an assignment by a Seller, substantially in the form of EXHIBIT B to the Purchase Agreement, evidencing Transferor's acquisition of the Receivables (excluding the Contributed Receivables) and Related Assets generated by the Seller, as it may be amended, supplemented or otherwise modified from time to time.

    "SELLER CHANGE EVENT" is defined in SECTION 3.5(E) of the Pooling
Agreement.

    "SELLER DILUTION ADJUSTMENT" is defined in SECTION 3.5(B) of the Purchase Agreement.

    "SELLER GUARANTY" means the Guaranty, dated as of March 19, 1996, by Big Flower of the Obligations of the Sellers, as it may be amended, supplemented or otherwise modified from time to time.

    "SELLER MATURITY DATE" is defined in SECTION 3.2 of the Purchase Agreement.

    "SELLER NONCOMPLYING RECEIVABLE" means a Receivable that does not meet the criteria set forth in the definition of Eligible Receivables.

    "SELLER NONCOMPLYING RECEIVABLES ADJUSTMENT" is defined in SECTION 3.5(A) of the Purchase Agreement.

    "SELLER RECEIVABLES REVIEW" is defined in SECTION 6.1(C) of the Purchase Agreement.

    "SELLER TRANSACTION DOCUMENTS" means the Purchase Agreement, the Seller Assignment Certificates and the Account Agreements.

    "SENIOR INTEREST" is defined in the Buyer Notes.

    "SERIES" means any series of Investor Certificates issued pursuant to
SECTION 6.10 of the Pooling Agreement.

    "SERIES COLLECTION ALLOCATION PERCENTAGE" means, for any Series or
Purchased Interest at any time, the percentage equivalent of a fraction the numerator of which is the Required Receivables for that Series or Purchased Interest and the denominator of which is the sum of the Required Receivables for all then outstanding Series and Purchased Interests.

    "SERIES INTEREST" is defined in SECTION 4.1 of the Pooling Agreement.

    "SERIES LOSS ALLOCATION PERCENTAGE" means, for any Series or Purchased Interest for purposes of any Monthly Report, the percentage equivalent of a fraction the numerator of which is the Invested Amount of that Series or Purchased Interest and the denominator of which is the sum of the Invested Amounts of all then outstanding Series and Purchased Interests, in each case determined as of the beginning of the related Calculation Period (or such other date as may be specified in the related Supplement or PI Agreement).

    "SERVICER" means at any time the Person then authorized pursuant to ARTICLE III of the Pooling Agreement to service, administer and collect Receivables and Related Transferred Assets.

    "SERVICER DEFAULT" is defined in SECTION 10.1 of the Pooling Agreement.

    "SERVICE TRANSFER" is defined in SECTION 10.2(B) of the Pooling Agreement.

    "SERVICING FEE" is defined in SECTION 3.4 of the Pooling Agreement.

    "SHARED INVESTOR COLLECTIONS" means any funds identified as such in any Supplement or PI Agreement.

    "SHORTFALL" is defined, for any Series or Purchased Interest, in the related Supplement or PI Agreement.

    "SPECIAL NEW JERSEY EPA CLAIM" means, with respect to any Seller whose chief executive office is in the State of New Jersey, an Adverse Claim on the assets of such Seller (including Receivables originated by such Seller) arising pursuant to subsection (f) of New Jersey Statutes 58:10-23.11f (or any successor statute), so long as (a) such Lien exists for not more than five Business Days or such Lien is being contested in good faith by appropriate proceedings and with respect to which adequate reserves or other appropriate provisions are being maintained in accordance with GAAP and (b) the applicable Seller and the Servicer shall have provided the Buyer and the Trustee written notice as to the existence of such Lien; PROVIDED that no Receivables of such Seller are treated as Eligible Receivables unless and until such Seller and the Servicer provide the Buyer and the Trustee written notice that such Lien has been released.

    "SPECIFIED ASSETS" is defined in SECTION 1.1 of the Purchase Agreement.

    "STRUCTURED LENDER" shall mean any Holder of a Certificate whose principal business consists of issuing commercial paper, medium term notes or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or interests therein and which is required by any nationally recognized rating agency which is rating such securities to obtain from its principal debtors an agreement such as that set forth in SECTION 13.9 of the Pooling Agreement in order to maintain such rating.

    "SUB-SERVICER" is defined in SECTION 3.1 of the Pooling Agreement.

    "SUBJECT INSTRUMENTS" means any Certificates or Purchased Interests with respect to which Transferor shall not have received an Opinion of Counsel to the effect that such Certificates or Purchased Interests will be treated as debt for Federal income tax purposes.

    "SUBSIDIARY" means, with respect to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person.

    "SUCCESSOR SERVICER" is defined in SECTION 10.2(A) of the Pooling
Agreement.

    "SUPPLEMENT" means each supplement to the Pooling Agreement executed by Transferor, Servicer and Trustee to specify the terms of a Series of Certificates, as the same may be amended, supplemented or otherwise modified from time to time.

    "SUPPORT BANK" shall mean any bank or other financial institution extending or having a commitment to extend funds to or for the account of any Structured Lender (including by agreement to purchase an assignment of, or participation in the Certificate held by such Person) under a liquidity or credit support agreement which relates to the Certificate purchased by such Structured Lender.

    "TAX OR ERISA LIEN" means a lien arising under Section 6321 of the Internal Revenue Code or Section 302(f) or 4068 of ERISA.

    "TAX OPINION" means, with respect to any action, an Opinion of Counsel to the effect that, for Federal and state income and franchise tax purposes, (a) such action will not adversely affect the characterization of the Investor Certificates of any outstanding Series or Class or any Purchased Interest as debt or partnership interests, (b) following such action the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation, (c) such action will not be treated as a taxable event to any Investor Certificateholder, Certificate Owner or holder of a Purchased Interest and (d) in the case of the original issuance of any Series or class of Investor Certificates or any Purchased Interest, the Investor Certificates of the new Series or any Purchased Interest will properly be characterized as debt or partnership interests.

    "TERMINATING SELLER" is defined in SECTION 1.8(A) of the Purchase
Agreement.

    "TERMINATING SELLER NOTICE DATE" is defined in SECTION 1.8(A) of the Purchase Agreement.

    "TERMINATION NOTICE" is defined in SECTION 10.1 of the Pooling Agreement.

    "TRANSACTION ACCOUNTS" is defined in SECTION 4.2 of the Pooling Agreement.

    "TRANSACTION DOCUMENTS" means each Seller Transaction Document, the Pooling Agreement, the Seller Guaranty, each Supplement, each PI Agreement, each Investor Certificate, each agreement to purchase Investor Certificates, and each other agreement designated as a Transaction Document in any Supplement or PI Agreement.

    "TRANSFER AGENT AND REGISTRAR" means any transfer agent and registrar appointed pursuant to SECTION 6.3 of the Pooling Agreement and shall initially be Trustee.

    "TRANSFEROR" means BFP Receivables Corporation, a Delaware corporation.

    "TRANSFEROR CERTIFICATE" means a certificate substantially in the form of EXHIBIT E to the Pooling Agreement, as described in SECTION 4.1 of the Pooling Agreement.

    "TRANSFEROR EVENT" is defined in SECTION 9.3(A) of the Pooling Agreement.

    "TRANSFEROR INTEREST" is defined in SECTION 4.1 of the Pooling Agreement.

    "TRANSFEROR RETAINED INTEREST" means, on any date of determination, the sum of the Transferor Interest and the interest in the Trust represented by any Investor Certificates (regardless of Series or class) or Purchased Interest owned or otherwise retained by the Transferor.

    "TRANSFEROR RETAINED PERCENTAGE" means, on any date of determination, the percentage equivalent of a fraction the numerator of which is the Transferor Retained Interest and the denominator of which is the aggregate Base Amounts for all Series of Certificates or Purchased Interests at the end of the day immediately prior to such date of determination plus all amounts on deposit in the Carrying Cost Account, the Equalization Account and the Principal Funding Account.

    "TRANSFERRED ASSETS" is defined in SECTION 2.1 of the Pooling Agreement.

    "TREASURE CHEST" means Treasure Chest Advertising Company, Inc., a Delaware corporation.

    "TRIGGER EVENT" is defined in SECTION 9.3(A) of the Pooling Agreement.

    "TRUST" means the trust created by the Pooling Agreement, which shall be known as the Big Flower Receivables Master Trust.

    "TRUSTEE" means Manufacturers and Traders Trust Company, in its capacity as agent for the Certificateholders, or its successor-in-interest, or any successor trustee appointed as provided in the Pooling Agreement.

    "TURNOVER DAYS" means, at any time, the quotient of:

              (x) (i) the sum of the ending Unpaid Balances of Receivables as of the Cut-Off Date for each of the two immediately preceding Calculation Periods DIVIDED BY 2, MULTIPLIED BY
         (ii) 30; DIVIDED BY

              (y) the aggregate amount payable pursuant to invoices giving rise to Receivables that were generated during the immediately preceding Calculation Period.

    "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions.

    "UNMATURED EARLY AMORTIZATION EVENT" means any event that, with the giving of notice or lapse of time, or both, would become an Early Amortization Event.

    "UNPAID BALANCE" of any Receivable means at any time the unpaid amount thereof as shown in the books of Servicer at such time.

    "UNRESTRICTED BOOK-ENTRY CERTIFICATE" is defined in SECTION 6.11(C) of the Pooling Agreement.

    "WRITE-OFF" means any Receivable that, consistent with the applicable Credit and Collection Policy, has been written off as uncollectible.

    "144A BOOK-ENTRY CERTIFICATE" is defined in SECTION 6.11(B) of the Pooling Agreement.

    B. OTHER INTERPRETATIVE MATTERS. For purposes of any Transaction Document, unless otherwise specified therein: (1) accounting terms used and not specifically defined therein shall be construed in accordance with GAAP; (2) terms used in Article 9 of the New York UCC, and not specifically defined in that Transaction Document, are used therein as defined in such Article 9; (3) the term "including" means "including without limitation," and other forms of the verb "to include" have correlative meanings; (4) references to any Person include such Person's permitted successors; (5) in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding"; (6) the words "hereof", "herein" and "hereunder" and words of similar import refer to such Transaction Document as a whole and not to any particular provision of such Transaction Document; (7) references to "SECTION", "SCHEDULE" and "EXHIBIT" in such Transaction Document are references to Sections, Schedules and Exhibits in or to such Transaction Document; (8) the various captions (including any table of contents) are provided solely for convenience of reference and shall not affect the meaning or interpretation of such Transaction Document; and (9) references to any statute or regulation refer to that statute or regulation as amended from time to time, and include any successor statute or regulation of similar import.